EXHIBIT 99.03

BURNS & MCDONNELL


PANDA-ROSEMARY COGENERATION PROJECT
CONDITION ASSESSMENT REPORT

for

POTENTIAL INVESTORS

at the Request of

PANDA ENERGY INTERNATIONAL, INC.



                 [Burns & McDonnell Letterhead]



April 11, 1997


Mr. Bryan Urban
Panda Energy International, Inc.
4100 Spring Valley, Suite 1001
Dallas, Texas  75244

    Panda-Rosemary Cogeneration Project
    Burns & McDonnell Project No. 94-443-4-002

Dear Bryan:

We are pleased to submit this Report for the Panda-Rosemary
Cogeneration project provided for use in the offering by Panda Global Energy Company of its Senior Secured Notes due
2004.  This document summarizes efforts by Panda Energy
International, Inc. and burns & McDonnell to assess the conditions, operating history, and operating projections of the 180-MW Panda-Rosemary Cogeneration project on behalf of potential investors.

Please feel free to call if you have any comments or questions.

                                    Sincerely,

                                    BURNS & MCDONNELL


                                    /s/ Michael W. McComas
                                    Michael W. McComas
                                    Vice President



                                    /s/ Jeffrey J. Greig
                                    Jeffrey J. Greig
                                    Senior Economist



                                    /s/ Melissa A. Yancey
                                    Melissa A. Yancey
                                    Project Analyst

cc:  Pete Wright









                        TABLE OF CONTENTS

                                                       Page No.

PART I - EXECUTIVE SUMMARY
     Conclusions                                         I-1
     Assumptions                                         I-4


PART II - INTRODUCTION


PART III - FACILITY DESCRIPTION
     Project Site                                        III-1
     Mechanical Equipment and Systems                    III-1
     Environmental Control Equipment                     III-2
     Electrical Intertie                                 III-4
     Site Visit                                          III-4


PART IV - OPERATING HISTORY
     Electric Power Production                           IV-1
     Steam Production                                    IV-1
     Availability                                        IV-3
     Heat Rate                                           IV-3
     Qualifying Facility Compliance                      IV-5
     Environmental Compliance                            IV-6
          Air Permit                                     IV-6
          Clean Air Act Amendments                       IV-6
          NPDES Permit                                   IV-7
          Spill Prevention                               IV-7
     Forced Outages                                      IV-7
     Major Maintenance Activities                        IV-8
     Equipment and System Design Changes                 IV-8
          Freeze Protection                              IV-8
          Transformers                                   IV-10
          Corrosion Protection                           IV-10
          Chiller #2                                     IV-11
          Fire Protection                                IV-11
          Oil Conditioning                               IV-12
          Ultraviolet Protection                         IV-12
          Chemical Feedlines                             IV-12
          Automatic Generation Control                   IV-12
     O&M Contractor                                      IV-13
     Training Program                                    IV-13


 PART V - EQUIPMENT ASSESSMENT
     1996 Hurricane Damage                               V-1
     Operating Condition                                 V-2
     Major Maintenance and Overall Programs              V-3
     Equipment Replacement Program                       V-3


PART VI - PROJECTED PLANT PERFORMANCE
     Capacity                                            VI-1
          Capacity and Heat Rate Degradation             VI-1
     Dispatch                                            VI-3
     Availability                                        VI-3
     Heat Rate                                           VI-3
     Annual Operation and Maintenance Costs              VI-4
     Major Maintenance Programs and Costs                VI-5
     Equipment Replacement Provisions                    VI-5
     Overall Economic Life                               VI-5
          Steam Turbine Rankine Cycle                    VI-6
          Combustion Turbines Brayton Cycle              VI-6


PART VII - FINANCIAL ASSESSMENT OF PROJECT
     Power Purchase Agreement                            VII-1
     Factors Affecting Project                           VII-1
          Effective Operating Service Life of the
            Project                                      VII-1
          Expected Rates for Capacity and Energy         VII-1
          Expected Dispatch of the Project               VII-6
          Expected Operating Performance                 VII-6
                Project Capacity                         VII-6
                Project Heat Rate                        VII-9
                Project Fixed Operating Costs            VII-9
                Project Variable Operation and
                  Maintenance Expenses                   VII-10
                Project Overhaul Requirements            VII-10
                Project Steam/Chilled Water Sales and
                  Costs                                  VII-10
          Expected Fuel Costs                            VII-11
     Conclusion                                          VII-11
          Zero Dispatch Case                             VII-11
     Statement of Limiting Conditions                    VII-16

PART VIII - CONCLUSIONS
     Project Condition                                   VIII-1


EXHIBIT A - PROJECT PRO FORMA



                         LIST OF TABLES


Table No.                                            Page No.

     PART I - EXECUTIVE SUMMARY
 I-1      Summary of Project Debt Coverage Ratios        I-3


     PART IV - OPERATING HISTORY
 IV-1     Panda-Rosemary Project Operating History      IV-1
 IV-2     Project Availability History                  IV-3
 IV-3     Annual Average Heat Rate                      IV-3
 IV-4     Average Fired Hours Per Start                 IV-4
 IV-5     History of Qualifying Facility Status         IV-6


     PART V - EQUIPMENT ASSESSMENT
  V-1     Comparison of Manufacturers' Recommendations
          with 10 Year Plan Maintenance Activities for
          Major Pieces of Rotating Equipment             V-4


     PART VI - PROJECTED PLANT PERFORMANCE
 VI-1     Historical Capacity Test Results              VI-1


     PART VII - FINANCIAL ASSESSMENT OF PROJECT
VII-1     Contractual Capacity Charges                 VII-2
VII-2     Projected Summer and Winter Gas Energy
          Charges                                      VII-4
VII-3     Dispatch Assumptions                         VII-7
VII-4     Fuel Market Assumptions                     VII-12
VII-5     Summary of Project Debt Coverage Ratios     VII-14
VII-6     Summary of Project Debt Coverage Ratios,
          Zero Dispatch Option                        VII-15


                         LIST OF FIGURES


Figure No.                                           Page No.

     PART III - FACILITY DESCRIPTION
III-1     Panda-Rosemary Simplified Process Diagram    III-3
III-2     Panda-Rosemary Electrical Interconnections
          - One Line Diagram                           III-5
III-3     Panda-Rosemary Site Plan                     III-6

     PART VI - PROJECTED PLANT PERFORMANCE
VI-1      Heavy-Duty Gas Turbine Degradation as a
          Function of Total Factored Hours              VI-2


     PART VII - FINANCIAL ASSESSMENT OF PROJECT
VII-1     Contractual Capacity Charges                 VII-3
VII-2     Summer and Winter Gas Energy Charges         VII-5
VII-3     Dispatch Assumptions                         VII-8
VII-4     Fuel Market Assumptions                     VII-13



                             PART I
                        EXECUTIVE SUMMARY

This Report includes, among other things, a review and assessment of the 180-MW Panda-Rosemary cogeneration project (the "Project") and its facility (the "Facility"), the Facility's equipment and operating condition, its operating history, the significant Project agreements and projections of revenues, expenses and debt service coverage for the Facility for the period that the First Mortgage Bonds due 2016 (the "Bonds") issued in 1996 by a finance subsidiary of the Panda-Rosemary Partnership (the "Partnership") are scheduled to be outstanding. This Report has been provided for use in the offering by Panda Global Energy Company of its Senior Secured Notes due 2004. Burns & McDonnell provides a variety of professional and technical services in the fields of engineering, architecture, planning, economics and environmental sciences. Our project work includes studies, design, planning, construction and construction management for electric power generation and transmission facilities as well as for waste management, water treatment, airport, and other transportation infrastructure facilities. Burns & McDonnell has been involved with the Facility since 1989.

CONCLUSIONS

Set forth below are the principal conclusions that we have reached with respect to the technical, economic and environmental aspects of the Facility. For a complete understanding of the estimates, assumptions and calculations upon which these conclusions are based, this Report should be read in its entirety. On the basis of our review and analysis of the Facility and the assumptions set forth in this Report, we conclude that:

     1. The technology incorporated in the Facility is a sound, proven method of generating electric and thermal energy and incorporates commercially proven technology. The design, operation and maintenance of the Facility implemented by the Partnership and the Operator were developed and have been implemented in accordance with good engineering practices and generally accepted industry practices and have taken into consideration existing and proposed environmental and permit requirements applicable to the Facility. The Independent Engineer knows of no significant technical problems relating to the Facility that should be of concern to potential investors.

     2. The Facility is in good condition and has a competent, conscientious operation and maintenance staff that has developed a long-term Facility maintenance program that is consistent with the manufacturers' recommendations and generally-accepted practices within the electric power generation industry. The recent change from U-TECH to Panda Global Services, Inc. as the operator should not have any effect on the future operations and maintenance of the Facility because all the staff transferred to Panda Global Services, Inc.

     3. The Facility will have an expected operating service life well beyond the term of the Power Purchase
          Agreement if properly operated and maintained, consistent with current practices.

     4. The Partnership has obtained and maintained in full force and effect the key environmental permits and approvals required from the various federal, state and local agencies that are currently necessary to operate the Facility.

     5. The basis for the Partnership's estimates of the cost of operating and maintaining the Facility is reasonable. The expense projections prepared by the Partnership and based on projected levels of dispatch appear adequate to account for the variable operation and maintenance expenses. The 1997 budgeted allowance for overhauls of $276 per fired hour is appropriate.

     6.   The Facility's heat rate will average 9,100 Btu/kWh
          (HHV) over the remaining initial term of the Power
          Purchase Agreement.

     7. Table I-1 on the following page summarizes the projected revenues and expenditures and debt coverage ratios of the Project based upon the amortization schedule for the outstanding Rosemary Bonds submitted to us by the Rosemary Partnership. Projected revenues from the sale of thermal energy and electricity and other income are adequate to pay annual operations and maintenance expenses (including provision for major maintenance), fuel costs, and other operating expenses and provide a minimum annual debt service coverage on the Rosemary Bonds of 1.37:1 and an average debt service coverage over the outstanding term of the Rosemary Bonds of 1.58:1, as shown on Table I-1.

In the preparation of this Report and the opinions contained herein, Burns & McDonnell made certain assumptions with respect to conditions that may exist or events that may occur in the future. Although Burns & McDonnell believes those assumptions to be reasonable for the purposes of this Report, they are dependent upon future events, and actual conditions may differ from those assumed. In addition, Burns & McDonnell used and relied upon certain information provided to us by sources that we believe to be reliable. Burns & McDonnell believes the use of such information and assumptions is reasonable for the purposes of this Report. However, some assumptions may prove to be inaccurate, perhaps materially, due to unanticipated events and circumstances. To the extent that actual future conditions differ from those assumed in this Report or provided to us by others, the results will vary from those forecast. This Report summarizes our work up to the date hereof. Thus, changed conditions occurring or becoming known after this date could affect the material presented to the extent of these changes.

Burns & McDonnell has relied upon projections of the Facility's dispatch profile and fuel costs over the term of the Power Purchase Agreement prepared by ICF Resources Incorporated ("ICF") updated as of November 11, 1996. Based on ICF's experience in undertaking similar analyses, Burns & McDonnell believes that the use of ICF's dispatch profile and fuel cost projections is reasonable for the purposes of this Report.


                              Table I-1

               SUMMARY OF PROJECTED DEBT COVERAGE RATIOS
                  Panda-Rosemary Cogeneration Project

                                                                    Rosemary
                                         Pre-Tax        Total         Debt
           Total         Total          Operating    Debt Service   Coverage
YEAR     Revenues       Expenses        Cashflow        Costs       Ratio [1]

1997    $32,285,600     $ 9,680,000    $22,605,600   $14,693,000         1.54
1998    $31,198,000     $11,185,000    $20,013,000   $14,627,000         1.37
1999    $31,376,000     $12,860,000    $18,516,000   $13,314,000         1.39
2000    $33,672,000     $14,808,000    $18,864,000   $13,242,000         1.42
2001    $36,095,000     $16,861,000    $19,234,000   $13,164,000         1.46
2002    $37,491,000     $18,122,000    $19,369,000   $13,058,000         1.48
2003    $39,309,000     $19,667,000    $19,642,000   $12,943,000         1.52
2004    $41,378,000     $21,526,000    $19,852,000   $12,825,000         1.55
2005    $44,160,000     $23,907,000    $20,253,000   $12,669,000         1.60
2006    $38,446,000     $23,964,000    $14,482,000   $ 8,710,000         1.66
2007    $38,146,000     $23,985,000    $14,161,000   $ 8,534,000         1.66
2008    $37,808,000     $24,026,000    $13,782,000   $ 8,352,000         1.65
2009    $37,570,000     $24,115,000    $13,455,000   $ 8,154,000         1.65
2010    $37,286,000     $24,243,000    $13,043,000   $ 7,946,000         1.64
2011    $37,300,000     $24,488,000    $12,812,000   $ 7,772,000         1.65
2012    $37,229,000     $24,683,000    $12,546,000   $ 7,565,000         1.66
2013    $37,040,000     $24,910,000    $12,130,000   $ 7,328,000         1.66
2014    $36,908,000     $25,141,000    $11,767,000   $ 7,042,000         1.67
2015    $36,722,000     $25,376,000    $11,346,000   $ 6,356,000         1.79

Average Coverage over the term of the Bonds is 1.58:1.

[1] Debt Coverage Ratio represents Pre-tax Operating Cash flow divided by
    Total Debt Service Costs.




ASSUMPTIONS

The principal assumptions made in developing the projected operating results are as follows:

     1. We have made no determination as to the validity and enforceability of any contract, agreement, rule or regulation applicable to the Facility and its operations. For purposes of this Report, we have assumed that all such contracts, agreements, rules and regulations will be fully enforceable in accordance with their terms and that all parties will comply with the provisions of their respective agreements.

     2. The operator under the Operations and Maintenance Agreement (the "Operator") will operate the Facility as currently required under such agreement. Panda Global Services, Inc. took over contract operations of the Project on January 1, 1997. Burns & McDonnell believes Panda Global Services, Inc. will continue to operate and maintain the Facility consistent with past practices.

     3. The Operator will maintain the Facility in accordance with good engineering practice, and make all required equipment renewals and replacements in a timely manner.

     4. The Operator will employ qualified and competent personnel who will properly operate the equipment in accordance with the manufacturers' recommendations and good engineering practice and will generally operate the Facility in a sound and businesslike manner.

     5. Inspections, overhauls, repairs and modifications have been and will continue to be planned for and conducted in accordance with manufacturers' recommendations and with special regard for the need to monitor certain operating parameters to identify early signs of potential problems.

     6. All permits and approvals necessary to operate the Facility will remain in full force and effect.

     7. Long-term overall fuel market forecasts will equal the projections prepared by ICF.

     8. The Facility will be dispatched as projected by ICF, except that ICF's dispatch projections have been increased by 400 hours annually in 1997, 500 hours annually in 1998-2002, and 600 hours annually in 2003-2015 to reflect hours that we project the Facility will be dispatched using gas supplied by Virginia Electric Power Co. This dispatch was not modeled directly by ICF but confirmed as reasonable by ICF. Under these assumptions, dispatch is projected to increase from 1,031 equivalent full load hours in 1997 to 3,491 equivalent full load hours in 2005. After 2005, dispatch is projected to decrease steadily to 2,366 equivalent full load hours in 2015.

     9. Thermal energy in the form of steam and chilled water will be exported from the Facility, operating in the cogeneration mode, to WestPoint Stevens Inc.'s facility such that the useful thermal energy, as defined under PURPA and the regulations promulgated thereunder, will be sufficient to maintain the Facility's QF status.
          The Partnership will continue to absorb an annual operating loss on the sale of steam and chilled water over the life of the Facility. It is assumed the recent sale of the manufacturing facility from the Bibb Company to WestPoint Stevens Inc. will result in an assignment of the Cogeneration Energy Supply Agreement to WestPoint Stevens Inc., and will not impact the thermal operating loads of the Project.

     10.  Steam and chilled water sales to WestPoint Stevens Inc.
          will remain constant at 50,000 lbs/hr for 7,800 hours per year and 1,010 tons/hr for 4,000 hours per year, respectively.

     11. Operating costs, including fixed fuel transportation and operating and maintenance and other administrative costs, will equal those estimated by the Partnership. The fixed operating cost forecast reflects an annual 3.0% escalation for most cost components. The exceptions include property taxes, Facility maintenance costs, and firm gas transportation costs. The property tax estimate is decreased 3.0% annually to reflect a declining asset value. The general maintenance and repair costs are escalated at a rate of 8.0% per year due to an increase in anticipated maintenance and repair activities over time. The additional maintenance allowance component of Facility maintenance costs is held constant.

     12. The original principal amount of the bonds issued in 1996 was $111,400,000.

     13. The actual amortization schedule of the Bonds will be as provided by the Partnership.

     14. The projected annual interest expenses on the Bonds outstanding will be as submitted to Burns & McDonnell by the Partnership based on the terms of the Indenture.

     15. The Debt Service Reserve Fund was funded at $8,090,714 at the issuance of the Bonds in 1996 and thereafter will be maintained at adequate levels throughout the Bonds' repayment period. It is assumed that the Partnership enters into an agreement in which the future interest earnings of the Debt Service Reserve Fund are monetized to provide $3.0 million in proceeds during 1997 and that future interest earnings are not available to the Project.

     16. The Partnership will not be required to establish or maintain any balance in the Property Tax Fund.


                             PART II
                          INTRODUCTION

The Panda-Rosemary Cogeneration Project (Project) is a 180-MW combined cycle cogeneration plant located in Roanoke Rapids, North Carolina. Burns & McDonnell has been involved with the Project since the initial development of the Project in 1988. Burns & McDonnell's responsibility throughout the development, financing, construction, start-up, and operation of the Project has been to serve as independent engineer to Project investors. Burns & McDonnell was originally retained by Heller Financial as their independent engineer for a $6 million subordinated bridge loan. This bridge loan was necessary to continue Project development efforts required to meet an aggressive construction loan closing schedule. Based upon the Project economics and the technical input provided by Burns & McDonnell, Heller Financial provided the bridge loan despite the fact that key Project development activities, such as the air permit, were not yet complete. As anticipated, development activities were eventually completed and long term Project financing was placed through The Fuji Bank.

Since 1989, Burns & McDonnell has served as independent engineer for The Fuji Bank and subsequent Project Lenders. Throughout Project design, construction, start-up, and seven years of operation, Burns & McDonnell has continuously provided independent engineer services to the Project lenders. These services have included:

- Monthly site visits and preparation of monthly progress reports during Project construction and start-up activities.

- Participation in Project performance test activities to confirm that actual Project performance met or exceeded guarantees included in the turnkey construction contract.

- Review of Project spare parts inventories and planned maintenance activities in comparison with generally-accepted industry practices.

- Additional efforts following commercial operation of the Project have included:

     -    review of monthly operating reports
     -    annual site visits
     -    preparation of annual reports to assess the Project

Most recently, Burns & McDonnell has been retained to provide independent engineer services for potential investors in the issuance of the Rosemary Bonds.

As discussed more fully below, during February 1996, Burns & McDonnell conducted its most recent Project site visit. The primary purpose of this site visit was to assess the condition of the Project, operations and maintenance activities, and to report any observed deficiencies that could potentially have a detrimental impact upon existing or future Project investors.
The following report is based on Burns & McDonnell's long association with the Project, the February 1996 site visit, and recent telephone conversations with the Project participants, permitting agencies and others.


                            PART III
                      FACILITY DESCRIPTION

PROJECT SITE

The Panda-Rosemary Project is a nominal 180-MW combined cycle, intermediate-load cogeneration plant located in Roanoke Rapids, North Carolina. It is located adjacent to a textile mill owned by WestPoint Stevens Inc. which is the Project's thermal host. The Project commenced commercial operation on December 27, 1990. The Project was operated by University Technical Services until the expiration of their contract on December 31, 1996. As of January 1, 1997, Panda Global Services, a wholly owned subsidiary of Panda Energy, took over contract operations of the Project.

MECHANICAL EQUIPMENT AND SYSTEMS

The Project consists of two combustion turbines, each with a heat recovery steam generator (HRSG). The facility also has one steam turbine along with two auxiliary boilers, two absorption chillers, and miscellaneous equipment.

Combustion turbine No. 1 is a General Electric (GE) PG7111(EA) ("Frame 7"). Its nominal output is 83.5 megawatts. The first Frame 7 combustion turbines were commercially available in 1984. Combustion turbine No. 2 is a General Electric (GE) PG6541(B) ("Frame 6"). Its nominal output is 38.3 megawatts. The first Frame 6 combustion turbines were introduced in 1978. Both combustion turbines use natural gas as a primary fuel and No. 2 distillate fuel as a backup. Both combustion turbines are capable of on-line fuel changes such that potential fuel switch outages may be avoided.

HRSG No. 1 receives exhaust from the Frame 7 combustion turbine. It is a three-pressure HRSG manufactured by Nooter Erikson. The high-pressure section of the boiler operates at 1,455 psig and has a steam flow capacity of 265,540 pounds per hour. The intermediate-pressure section operates at 215 psig and the low-pressure section operates at 25 psig. The HRSG connected to the Frame 6 combustion turbine (Unit No. 2) is also a three-pressure HRSG manufactured by Nooter Erikson. The three pressures of HRSG No. 2 are the same as those listed for Unit No. 1. The high-pressure steaming capacity of HRSG No. 2 is 130,470 pounds per hour.

The Project has one Asea Brown Boveri (ABB) "VAX" steam turbine. It has an output of 60 megawatts. The high pressure and low pressure sections of the turbine are split and operate at different speeds. The high pressure steam turbine rotor and generator are coupled with a reducing gear while the low pressure steam turbine rotor and generator are direct coupled. The turbine has two controlled extractions at 200 and 40 psig and has a single 200 psig controlled induction.

Two auxiliary boilers are on-site. These boilers supply steam to the thermal host while the Project is not dispatched to Virginia Electric and Power Company (VEPCO). The auxiliary boilers were manufactured by ABCO Industries, Inc. They operate at a pressure of 200 psig and each has a design steaming rate of 68,400 pounds per hour.

The Project has two 1,000-ton absorption chillers manufactured by York International. These chillers supply chilled water to the thermal host. Each absorption chiller has a chilled water flow of 240 gpm at a cold water outlet temperature of 45? F.

For the reader's convenience and enhanced understanding of Project operations, a simplified Process Flow diagram is shown in Figure III-1. Natural gas is transported to the facility via three pipeline systems interconnected to a 10-mile dedicated pipeline owned by the Project. These redundant gas interconnections provide flexibility and added assurance of gas supply should problems develop in any of the pipeline systems.

The Project is also capable of operating on fuel oil during times when natural gas is curtailed. Fuel oil is transported to the Project by trucks. The Project has two million gallons of on-site fuel oil storage capacity capable of operating the Project at full load for 168 hours (approximately one week). This fuel oil storage capacity was installed by Panda to conform to requirements included in the Power Purchase Agreement.

The condensate system consists of a 100,000-gallon demineralized water tank, a 100,000-gallon condensate storage tank, and an on-line conductivity meter for determining condensate return quality. The operator may close the condensate return valve when the conductivity meter indicates the return condensate quality is unacceptable.

The thermal host typically returns good-quality condensate. However, the thermal host returns only about 10 percent of the condensate from the steam it receives from Panda. Panda uses on-site water treatment equipment to produce demineralized water required as make-up to the HRSG's.

ENVIRONMENTAL CONTROL EQUIPMENT

The Project has several environmental control features including the following:

- Combustion turbines equipped with water injection capability for NOx control.

-    A berm around the fuel oil tank for spill containment.

- Silencers installed in the relief valve stacks for noise attenuation.

-    An oil-water separator for wastewater treatment.

-    Mist eliminator on the cooling tower.

- Sanitary water treatment for pH control in a neutralization tank before it is discharged. No hazardous waste is produced on the site.

Panda and Burns & McDonnell know of no soil or groundwater contamination.

ELECTRICAL INTERTIE

The Project ties into the VEPCO grid system. The Project intertie with VEPCO is rated 300 MVA at 230 kV. The interconnection point is the 230 kV underground cable termination structure (205704) located inside the Project's substation. See Figure III-2 for the electrical interconnection one-line. Note that North Carolina Power (NCP) is an operating utility in the VEPCO system and they are considered to be the same entity in this report.

SITE VISIT

Burns & McDonnell conducted its most recent site visit on February 29, 1996. Figure III-3 is a site plan to gain perspective on the Project. During the remainder of 1996 and the first two months of 1997, Burns & McDonnell has had continued discussions with plant personnel and project management to keep apprised of all events at the Project.

                          [FIGURE III-1
           PANDA-ROSEMARY SIMPLIFIED PROCESS DIAGRAM]




                          [FIGURE III-2
           PANDA-ROSEMARY ELECTRICAL INTERCONNECTIONS
                        One-Line Diagram]




                           [DIAGRAM 3
                    PANDA-ROSEMARY PLOT PLAN]




                             PART IV
                        OPERATING HISTORY

The operating history of the Project is summarized in Table IV-1.

                                  TABLE IV-1
                        PANDA-ROSEMARY PROJECT OPERATING HISTORY
                                          1992      1993      1994      1995      1996
Total Hours Dispatched                     377       324       764     2,224       635
Total Electricity Produced (MWh)        44,759    31,938    76,652   234,866    64,931
Summer Dependable Capacity (MW)            161       165       165       165       165
Winter Dependable Capacity (MW)            198       198       198       198       198
Forced Outage Days                           1        16        12        18        16
Total Steam Produced (1,000 lbs)       377,940   429,915   364,786   291,170   264,559
Total Chilled Water Produced
  (1,000 ton-hrs)                        4,028     3,694     4,123     4,069     3,300
Equivalent Availability                 92.14%    89.76%    88.50%    91.22%    89.02%


ELECTRIC POWER PRODUCTION

During 1995, the Project was dispatched for 2,224 hours. A fueling arrangement included in a 1993 amendment to the Purchase Power Agreement (PPA) provided specific provisions for the Project to use natural gas provided directly from VEPCO. VEPCO had two extended forced outages at their other gas fired plants, which resulted in gas being redirected to the Project. These two forced outages were caused by unusual problems with major components at VEPCO's facilities. For planning purposes, these extended outages by VEPCO are not anticipated in the future. Approximately 54 percent of the total dispatch hours in 1995 were due to this fuel arrangement contained in the amendment. Approximately 1,000 dispatched hours would have been normal for 1995 based on typical conditions.

During 1996, electrical generation was significantly down from 1995, although it was on par with the production levels of both
1993 and 1994. The contracted fuel runs which caused higher generation in 1995 did not materialize in 1996.

STEAM PRODUCTION

WestPoint Stevens Inc. (WestPoint Stevens) is the Project's thermal host. WestPoint Stevens is a major manufacturer of terry cloth towels. WestPoint Stevens's Rosemary mill currently produces approximately thirty percent of the terry cloth towels produced in the United States. Steam and chilled water required by WestPoint Stevens are supplied by the Project.

The Cogeneration Energy Supply Agreement was originally executed between Panda and the Bibb Company. The Bibb Company served as the Project's thermal host since 1991 until the recent sale (February 1997) of the manufacturing facility by the Bibb Company to WestPoint Stevens Inc. Burns & McDonnell knows of no reason why the Project's thermal energy services will not continue to be provided to WestPoint Stevens under an assignment of the Cogeneration Energy Supply Agreement, and it is further expected that similar operating loads and conditions will be required based on the indications from thermal host plant personnel.

Steam and chilled water sales to WestPoint Stevens are required to satisfy the requirements of the Public Utilities Regulatory Policy Act (PURPA) as described further below under the heading "Qualifying Facility Compliance". The amount of steam produced in the HRSGs considered for PURPA requirements during 1996 was 27,959 klb. The total exported steam summarized in Table IV-1 includes both extraction steam and steam produced by the auxiliary boilers. WestPoint Stevens also purchases chilled water for its Rosemary Complex textile mill. Chilled water is derived from steam through the use of absorption chillers. While the steam and chilled water sales contract between Panda and WestPoint Stevens has no "minimum take" requirement, WestPoint Stevens is obligated to purchase all of its steam and chilled water requirements from the Project.

In the event WestPoint Stevens discontinued operations, Panda would need to either find a new steam host, install a self-performing steam host, or have the Project reclassified as an Exempt Wholesale Generator (EWG). Since the WestPoint Stevens plant is a major manufacturer of terry cloth towels, it is unlikely the plant will discontinue operations under its current ownership.

In the event the Project's steam host did discontinue operations, two other potential steam hosts in Roanoke Rapids include Champion Paper and Halifax Paperboard. Although it is technically feasible to deliver steam to these facilities, a relatively long steam pipeline directed through town would be required. This would present additional economic and sociologic challenges to the Project. As an alternative, Panda may build a distilled water plant or a similar facility to replace WestPoint Stevens as the steam host. This would allow the Project to continue operation as a Qualifying Facility under PURPA.

Panda currently has a water distillation plant as the thermal host at their Brandywine, MD facility. Because Panda has complete control over the steam production and usage, PURPA requirements can be met without sacrificing heat rate or output performance.

The Brandywine distilled water plant process uses steam from the Brandywine Project to evaporate effluent water into a vapor. Vapor released from the liquid is condensed in a water-cooled condenser to produce distilled water. A complete installed distilled water plant budget price for the Rosemary facility would be approximately $2,000,000.

Burns & McDonnell believes WestPoint Stevens will remain a viable steam host into the foreseeable future. However, if they discontinue operations of the facility, the Project has a sufficient back-up plan in the form of a distilled water facility that is viable and cost effective.


AVAILABILITY

The facility was dispatched to VEPCO for 51 days during 1996.
There were 16 forced-outage days declared and 26 scheduled maintenance-outage days declared.

The following table summarizes the information reported by Panda to the National Electric Reliability Council - Generating
Availability Data System (NERC-GADS):

                          TABLE IV-2
                    PROJECT AVAILABILITY HISTORY
                            1992      1993      1994      1995      1996
Dispatched MWh            45,056    31,930    76,652   234,866    64,487
Period Hours               8,760     8,760     8,760     8,760     8,760
Forced Outage MWh          3,857    60,357    44,193    23,890    23,569
Capacity Factor            2.88%     1.98%     6.60%    14.56%     4.04%
Equivalent Availability   92.14%    89.76%    88.50%    91.22%    89.02%
Availability              91.16%    89.13%    88.36%    90.56%    89.33%

Council - Generating Availability Data System (NERC-GADS):



HEAT RATE

Hawker Siddeley, the turnkey construction contractor, guaranteed the facility would have a heat rate of 7,936 Btu/kWh (LHV) at full load, burning natural gas, at an ambient temperature of 90?
F. This equates to a higher heating value (HHV) heat rate of 8,809 Btu/kWh. Hawker Siddeley achieved its performance guarantees during initial performance tests of the Project.

The contract heat rate as determined by the PPA is 8,900 Btu/kWh
(HHV). The weighted average heat rate for the Project, including start-ups and shut-downs, is summarized in Table IV-3. The Project heat rates included in Table IV-3 do not include a credit for thermal production of steam.

        TABLE IV-3
ANNUAL AVERAGE HEAT RATE

YEAR       Btu/kWh (HHV)
1992           9,290
1993           9,550
1994           9,459
1995           9,652
1996           9,757


The actual heat rate of the Project has historically been greater than the construction contract guaranteed heat rate. There are several factors that contribute to this. First and foremost, the construction contract guaranteed heat rate should be viewed in the proper context. The heat rate guarantee of 8,809 Btu/kWh
(HHV) represents an achievable Project heat rate for full load, steady state conditions with all equipment in "as new" condition. Second, normal day-to-day operation of the Project has varied substantially from these conditions with the plant being operated as a peaking facility with numerous starts and stops and with the Frame 6 (highest heat rate) being dispatched by VEPCO on-line for more hours than the Frame 7 (lowest heat rate), partially due to equipment availability and PURPA efficiency requirements. The thermal efficiency of a combined cycle unit is lower during the start-up period than when operating at full load. As a result, more hours of full load operation and longer run times between starts would improve annual heat rate. Table IV-4 illustrates the average fired hours per start over the history of the Project.

The pattern of dispatch by VEPCO has required numerous start-ups and shut-downs during the past several years with 1996 representing the lowest average run hours per start. This has caused an increase in the heat rate during this time period. All other variables constant, if the dispatch pattern by VEPCO is modified to schedule more hours per start, the heat rate of the Project would improve. It is unlikely the hours per start will be any less than what has been experienced recently.

                         TABLE IV-4
                AVERAGE FIRED HOURS PER START
               1992     1993      1994     1995     1996

Frame 6         17       26        30       19        7
Frame 7         27       11        10       11       11
Plant Average   22       17        18       15        9


The PPA allows VEPCO to dispatch the Project at full load with both combustion turbines or to use the Frame 6 or Frame 7 separately. The Frame 7 is more efficient than the Frame 6. As a result, the overall Project heat rate will improve as the Frame 7 is operated more often. In recent years, additional hours of only Frame 6 operation were incurred in connection with Owner Requested Generation (ORG) runs by the Facility (See "Qualifying Facility Compliance" section).

Generation load also affects heat rate. The design heat rate was calculated at full load output. Unit efficiency decreases as the output from the unit decreases. Therefore, to realize the best heat rate possible for the Project, the optimum operation is both the Frame 6 and Frame 7 together at full load.

VEPCO implemented Automatic Generation Control (AGC) in 1995.
The purpose of AGC was to use the help of computers to enhance economic dispatch of the entire VEPCO system. During 1995 under AGC, the facility was ramped from full load to minimum load and back to full load at the maximum ramp rate as often as seven times in one hour. The PPA requires Panda to achieve a load ramp rate of 16 MW/min. Panda has indicated most VEPCO power purchase agreements are much less stringent with load ramp rates typically in the range of 5 MW/min.

Excessive load ramp rates are not consistent with prudent utility practices and are detrimental to heat rate optimization. Panda has discussed this issue with VEPCO and is optimistic less severe load ramp rates can be negotiated in accordance with prudent utility practices defined by the PPA.

QUALIFYING FACILITY COMPLIANCE

The Public Utilities Regulatory Policies Act (PURPA) of 1978 established certain criteria which must be met before facilities such as the Project may be deemed as a Qualifying Facility (QF) as defined under PURPA. The Federal Energy Regulatory Commission has jurisdiction over all QFs.

To maintain status as a QF under PURPA regulations, the Project must meet minimum annual requirements for thermal output and efficiency. For any QF, thermal output must be at least 5 percent of the total energy output of the facility. PURPA defines thermal output as that useful cogenerated thermal energy delivered to the host facility while the Project is being dispatched. For the Project, we estimate thermal efficiency as follows:

                       (Send-Out Steam, lbs)(1,094 Btu/lb) + (Send-Out Chilled
                              Water, Tons-Hrs)(12,000 Btu/Ton-Hr)
 Thermal                     -------------------------------------
 Output =              (Net Dispatched Energy Sales, kW-Hrs)(3,415 Btu/kW-Hr)

PURPA also requires the Project to meet an efficiency standard ("FERC Efficiency") of at least 45 percent (Note: This standard is at least 42.5 percent if the project produces more than 15 percent thermal output). FERC Efficiency is defined under the regulations as the useful electric output plus half the useable thermal energy output divided by the lower heating value of fuel input for any calendar year.

               (Useful Net Electric Output) + (1/2)(Useful Thermal Output)
FERC           -----------------------------------------------------------
Efficiency =                          Energy Input

Thermal Output and FERC Efficiency calculations are based upon operating results while the Project is being dispatched to provide electric power to the utility. The operation of the auxiliary boilers, therefore, has no impact upon the calculations. Also, thermal and electrical energy sold or purchased by the Project while the Project is not being dispatched has no impact on the above calculations.

Another important criteria is that the Project must meet PURPA requirements based only upon annual calendar year operating results. If the Project is unable to meet PURPA requirements for one or more months, the Project will still be in compliance so long as the annual operating results calculated at the end of each calendar year meet PURPA requirements.

Panda reviews the PURPA requirements continuously to ensure that if they are near or below the compliance levels some corrective measures can be taken. During 1994, 1995, and 1996, some corrective measures, i.e. ORG runs, were taken during the fall to ensure PURPA requirements were met. The project has shown the ability to effectively provide any corrective measures needed to facilitate meeting annual PURPA requirements.

Results from prior years of Project operation are summarized in Table IV-5.

                            TABLE IV-5
                 HISTORY OF QUALIFYING FACILITY STATUS

                   1992       1993       1994       1995       1996
Thermal Output    25.46%     16.30%     16.17%     15.18%     15.54%
FERC Efficiency   48.29%     44.35%     44.70%     43.38%     43.91%
Meet PURPA          Yes       Yes        Yes        Yes        Yes


ENVIRONMENTAL COMPLIANCE

The Project records were reviewed to determine the status of compliance with existing permit conditions and reporting requirements. Based on our review, it appears the Project is currently operating in compliance with all permit conditions.

Air Permit

The existing air permit (No. 6586R2) required initial compliance stack testing of nitrogen oxides, carbon monoxide, and particulate matter. It also requires submittal of quarterly reports. Compliance tests, which were performed in March 1991, showed the facility to be operating in compliance within the limits set in the permit. There is no continuous emission monitoring required.

The permit also restricts the hours of operation of the two combustion turbine units. Currently, the Project does not include SCR pollution control equipment. If the fired hours exceed 2,000 for the Frame 7 combustion turbine unit or the combined fired hours of both combustion turbines exceed 4,000, the permit requires an SCR to be installed. In 1996, the Frame 6 unit had 631 fired hours, while the Frame 7 had 421 fired hours. The projections provided by ICF indicate a peak of approximately 3500 hours of operation by 2005 and as such, SCR installation will most likely be necessary.

The Project has a reserve account of $5.3 million which has been established to provide for this installation. The reserve amount should provide adequate funds to cover the cost of the SCR enhancement.

Quarterly reports have been submitted to the NCDEM regional office in Raleigh indicating the hours of operation, fuel use, etc., so that they may monitor the situation. The NCDEM has indicated that the reports have been satisfactory.

Clean Air Act Amendments

Title V of the Clean Air Act Amendments of 1990 requires that Panda obtain an operating permit for the Project. On July 24, 1996, the Facility provided the North Carolina Department of Environmental, Health, and Natural Resources (NC DEHNR) the necessary data, fee, and application for a Title V Clean Air Act Permit. On October 2, 1996, NC DEHNR issued the Project a Title V "Application Completeness Determination #420170A5.A" outlining the fact that their application was timely and complete. Panda is currently tracking the status of their permit application as it progresses through the State's review process and expects it to be issued by the end of 1997.


NPDES Permit

The Project has a valid National Pollution Discharge Elimination System (NPDES) permit (NC0079014) which pertains to discharges related to the tank farm containment area. The Project has submitted monthly reports as required by the NPDES permit.

Panda currently discharges to the wastewater treatment facility to the City of Roanoke Rapid's sanitary sewer system under a separate permit (No. 007) with the Roanoke Rapids Sanitary District. The city requires monthly reports which document the results of an effluent sampling program. Eight separate sampling locations are included in the program. The Sanitary District has indicated that there have been a few minor violations of the permit conditions since the facility became operational in 1991. These violations reportedly were related to plant start-up and appear to have been remedied to the point where future violations are not expected.

Spill Prevention

Panda has an adequate  Spill Prevention and Countermeasure
Control (SPCC) plan currently in place for the Project.

No other unresolved permitting issues were identified during our investigation.

FORCED OUTAGES

In 1991, 12 Forced Outage Days, as defined under the PPA, were taken to correct the Project's typical first year problems including: HRSG drum level control problems, hot well level control problems, intermittent steam turbine trips, and boiler tube failures. None of these problems have reoccurred. Only one forced outage day was declared in 1992.

In 1993, 16 Forced Outage Days were experienced primarily due to failure in the Frame 7 step-up power transformer bushings. The bushings were replaced and minor modifications were made to the transformers to prevent reoccurrence. No problems have been experienced with the transformer since that time relating to these modifications.

In 1994, 12 Forced Outage Days were taken due to freeze problems during the record January cold snap (3-day outage) and failure of an auxiliary power transformer (9-day outage). Panda recognized improvements were needed in these two areas. Actions taken to prevent future problems are described under "Equipment and System Design Changes."

In 1995, 18 Forced Outage Days were experienced due to equipment problems on the Combustion Turbines. The specific equipment causing the failures were the hydraulic fluid lines to the gas control valve, generator breaker, electrical synchronization equipment, and a faulty cable. A contributing factor to these equipment failures was the unusually high ramp loading and unloading rates imposed on the Project by the VEPCO AGC, which since 1995 have been more tolerable. These ramp load rates and the inconsistency with prudent utility practices are discussed above in more detail under the heading "Heat Rate".

Other events causing forced outages in 1995 were tube leaks in HRSG No. 1 and a steam turbine trip caused by an unusually sharp one day increase in steam demand by Bibb. High axial vibration was a concern on the Frame 6 turbine, although it did not cause a forced outage and was corrected in the fall of 1995.

In 1996, 16 Forced Outage Days were experienced, 13 of those due to the repair of the T1 transformer, which was damaged during Hurricane Fran. Without the 13 forced outage days, the facility had its second best year ever, with a forced-outage-days to dispatch-days of only 5.9%.

On Friday, September 6, 1996, the Project experienced extraordinary weather conditions caused by Hurricane Fran. These conditions resulted in an electrical fault which caused damage to certain electrical interconnection equipment. Panda's engineering consultant, C. H. Guernsey & Company (Guernsey), conducted an immediate site visit, inspected the damage due to the incident, and consulted on recommended repairs to the damaged equipment. A report of the incident was prepared by Guernsey. The damage occurred to two switches and one power transformer used to interconnect the Project with VEPCO (see further description below "1996 Hurricane Damage").

There have been no forced outages to date during the 1997 forced outage period, which started on December 1, 1996.

MAJOR MAINTENANCE ACTIVITIES

Maintenance activities performed in 1996 include:

-    Major inspection of low pressure steam turbine.

-    Inspection of high pressure boiler feed pumps.

- Installation of mesh pads in high pressure superheater drums of both HRSG's.

-    Inspection on both combustion turbine NOx water pumps.

The first major overhaul is expected in 2002, when the overhaul of the combustion turbines will be performed.

EQUIPMENT AND SYSTEM DESIGN CHANGES

Freeze Protection

Weaknesses in freeze protection were responsible for a forced outage experienced during January 1994. Actions taken by Panda to improve Project freeze protection since January 1994 include the following:

- Heat tracing replacements - A portion of the Project's heat tracing, a type of electric heating element used to prevent lines from freezing, was replaced by Panda with an improved type of heat tracing. The new heat tracing is self-limiting such that it will not overheat and boil out the fluid contained in the tubing.

- Transmitter relocations - A number of pressure transmitters were originally installed at grade, requiring long tubing runs that were susceptible to freezing in the event of cold weather and an open circuit on the heat tracing or boiling in the event of overheating by the heat tracing. These transmitters were relocated closer to the equipment to minimize the length of tubing runs. This should minimize freezing and boiling problems.

- Instrument air - Small diameter lines such as the tubing used to convey compressed instrument air for Project instrumentation and controls are typically susceptible to freezing in cold weather. Moisture in the compressed air may freeze, causing the Project controls to become inoperable. To minimize this problem, Panda has modified their nitrogen blanketing system (see discussion below regarding this new system) to allow the use of nitrogen in the instrument air system. If properly purged with nitrogen before the onset of cold weather, freezing in the instrument air system should be avoided with the use of moisture-free nitrogen which has a very low dew point of -70? F. A new vent valve and filter were installed in the compressed air system to prevent moisture in the lines. This change should also minimize freezing in the instrument air system.

- New deaerator level controls - Panda has added a new deaerator level control column to replace the conventional transmitter and tubing used previously. This is in response to frozen deaerator controls that were a significant problem during the recent cold ambient temperatures.

- Steam heat under HRSGs - Panda has enclosed the area under the HRSGs and installed a bare steam line network under each HRSG. This provides heat for the water and steam lines previously exposed to the elements.

- Cold weather operating procedures - Panda operates the combustion turbines at zero load whenever temperatures inside the HRSG drop below 33 degrees F. Other systems found to be susceptible to freezing are also operated during off-line conditions as a means of building up heat in these systems.

- Enclosures - Panda has built enclosures around the air compressors and raw water pumps. Provisions for heating these buildings have been made to help prevent freezing in these systems.

- Forced outages due to freezing will be minimized due to Panda's freeze protection improvement plan. Burns &
     McDonnell feels Panda's freeze protection improvements are prudent.


Transformers

A two-week forced outage was experienced in September 1993 due to a failure in generator step-up transformer T-1. This transformer is connected to the General Electric Frame 7 combustion turbine and is capable of being switched to the steam turbine. The failure was attributed to the failure of the low voltage bushing.

The bushing manufacturer supplied new bushings with larger oil reservoirs. These larger reservoirs are designed to allow for more expansion thereby reducing the operating pressures within the bushing to acceptable levels. In addition, ventilation ducts have been added to the transformer connection box to reduce the temperatures inside the bushing housing, further reducing internal bushing pressure due to thermal expansion of the oil inside the bushing.

It appears the problems associated with these bushings have been eliminated and should not be a problem in the future.

Transformer T-3 failed to meet performance guarantees while still under warranty. In early 1994, T-3 was sent to ABB for extensive repair and was re-installed at the Project site in April 1995. Panda has essentially a new transformer in this location now and it is working well.

As noted, the T1 transformer was significantly damaged due to an electrical fault that occurred during the severe weather caused by Hurricane Fran. This transformer has been removed from service and is currently under repair. A rental transformer is currently being used by the Project. The repaired transformer is expected to be back in service in early 1997 (see further discussions below "1996 Hurricane Damage").

Corrosion Protection

The Project currently operates as a peaking unit that typically goes on line only during peak demand periods. This type of service requires equipment to sit idle during extended periods between peak demands. During these periods when the Project is not on line, internal heat transfer surfaces are susceptible to corrosion due to the presence of oxygen. Panda had found corrosion pitting had occurred in the steam drum, evidence of oxygen-related corrosion.

In an effort to enhance the long term reliability and reduce the oxygen-related corrision of the Project, Panda installed a nitrogen blanketing system in 1994. When the Project is taken off line, equipment will return to ambient temperatures and pressures such that, if left unchecked, the infiltration of atmospheric oxygen is possible. The nitrogen blanketing system introduces compressed nitrogen to the water-side internal components of the Project and maintains a positive pressure on these components to prevent the infiltration of atmospheric oxygen. This has been successful in reducing the amount of corrosion experienced by the Project during off-line periods. Similar systems have been used effectively to reduce corrosion at many other operating facilities.

In Burns & McDonnell's opinion, the installation of the nitrogen blanketing system should be viewed by the Project investors as a positive event. Panda's efforts to install this system serves as a good indication that Panda is concerned about the long term economic viability of the Project.

Chiller #2

Chilled water production was not initiated until March 1992. The turnkey contractor for the chilled water system aborted attempts to make the system work properly. An alternate contractor redesigned and modified the chilled water system. Presently, the system operates satisfactorily. However, there were damages to Chiller #2 from the original installation which cause the system to not achieve full output. Operating data indicates Chiller #2 will only produce approximately 50 to 60 percent of nominal capacity in its current condition. Panda has recently tried unsuccessfully to correct the problem by replacing damaged absorber tubes.

A pinhole leak in the original vacuum pump may have contributed to the problems experienced by Chiller #2. The performance of the lithium bromide chillers is dependent on a good vacuum existing in the machine. The performance of Chiller #2 was improved when a new high volume vacuum pump was purchased and used during start-up to initially pull the required vacuum. However, this improvement is not perceived as a permanent solution. It is likely that the Chiller #2 will eventually need replacement at a cost of $700,000-800,000, however no provision for this has been made at this time in the projections due to the uncertainty of the timing.

Fire Protection

During 1993 Panda installed additions to the fire protection system including installation of the following:

- New sprinklers around the steam turbine lube oil area to meet the recommendation of Hartford Steam Boiler Insurance
     Co.

-    Bearing protection system for the steam turbine.

- Wet suppression system on the subfloor under the steam turbine.

- Deluge system on the south side of both the administration building and power house.

- Additional fire water pump at the cooling tower basin to support the capacity of above mentioned systems.

These fire protection system improvements were made to lower the insurance premium payments which was successfully achieved.


Oil Conditioning

During 1995, the Facility installed a permanent lube oil conditioning (filter and coalescent) unit for the steam turbine.
Conditioning the lube oil will extend the life of the turbine by preventing foreign particles and water from entering the bearings. This is increasingly important because of the high rotational speed of the ABB VAX turbine.

Panda has plans in place to purchase a portable lube oil conditioner for the combustion turbines in 1997 for a cost of approximately $10,000. This portable unit will condition the combustion turbine lube oil by a batch process. Consistent with the steam turbine, this commitment to improving lube oil quality will improve bearing life and reduce overall long-term turbine maintenance costs.

Ultraviolet Protection

Panda has completed covering the cable trays previously exposed to the atmosphere. If left to the elements, cable insulation degrades from UV exposure from direct sunlight. The covered cable trays should improve cable life. This project completion should be viewed as a step to reduce cable replacement costs in the future.

Chemical Feed Lines

Panda has added chemical feed lines from the bulk chemical storage to the water treatment building. In the past, facility personnel were required to carry chemicals in buckets to the water treatment equipment. This improvement will cut down a chemical waste and, more importantly, improve safety at the Project.

Automatic Generation Control

In July 1995 Automatic Generation Control was introduced to the Project. In this operating mode, North Carolina Power (NCP), a wholly-owned subsidiary of VEPCO and operating under VEPCO direction, uses computers to calculate the most economic load for the Project and sends this information directly to the Project's Distributed Control System (DCS). The DCS controls the plant generation to match the continuously updated set point signal sent by NCP's computer.

Since the AGC was a new and complex control system, much tuning needed to be done on the system. During the first week of operation, a facility transducer caused an 11 MW error in its output set point determination. The AGC is able to fluctuate load within a window between 80 percent and 100 percent of full load. Per the contract operating procedures, AGC often changes load at a ramp rate of 8 MW/min up and 16 MW/min down. The severe loading and shedding ramp rates cause higher stresses on the plant equipment and, as discussed, increased the number of forced outages incurred during 1995. Also, the overall plant heat rate suffers because of the part load operation that AGC requires. Panda has had numerous discussions with VEPCO on the AGC ramp rates and since the 1995 installation, has seen more reasonable and customary ramping procedures taken by VEPCO which are more consistant with prudent utility practices.


O&M CONTRACTOR

Prior to the expiration of their contract on December 31, 1996, University Technical Services (U-TECH) was responsible for managing the day-to-day operations and administrative functions of the Project. As of January 1, 1997, Panda Global Services, Inc., a wholly owned subsidiary of Panda Energy International, Inc., took over contract operations of the Project. Burns & McDonnell has reviewed the O&M Agreement with Panda Global Services, Inc. in November of 1996, and concluded it is consistent with the scope and costs of the U-TECH O&M Agreement, which was obtained through a competitive bid process.

It is the opinion of Burns & McDonnell that U-TECH's performance had been adequate during the term of the O&M contract and that there is no reason Panda Global Services, Inc. would not fulfill U-TECH's previous obligations. All of the U-TECH personnel at the facility remain as employees of Panda Global Services, Inc.

TRAINING PROGRAM

Since many of the current site employees were also working at the Project in 1990, they were able to take part in the Hawker Siddeley training program during the start-up of the plant.
Panda has frequent training sessions for the facility personnel. In November 1994, Panda held a training session for the employees on gas turbines. All new employees are required to go through a 3- to 6-month training period with day shift personnel. After this period of training, employees are allowed to work other shifts on their own without constant supervision. Safety meetings are held monthly for all employees.


                             PART V
                      EQUIPMENT ASSESSMENT

1996 HURRICANE DAMAGE

On Friday, September 6, 1996, the Project experienced extraordinary weather conditions caused by Hurricane Fran. These conditions resulted in an electrical fault which caused damage to certain electrical interconnection equipment. Panda's engineering consultant, C. H. Guernsey & Company (Guernsey), conducted an immediate site visit, inspected the damage due to the incident, and consulted on recommended repairs to the damaged equipment. A report of the incident was prepared by Guernsey.

The damage occurred to two switches and one power transformer used to interconnect the Project with VEPCO. The damage to the transformer was of primary concern for the following reasons:

- Replacement Cost - The damaged transformer is a major component of the Project. Repair of this component is estimated to cost $577,250 and repair and reinstallation will be completed by April, 1997.

- Delivery Schedule - A replacement transformer is a major component that is not kept in stock by equipment suppliers. The delivery schedule for a replacement transformer would have been several months at best. As a result, Panda decided to repair to the damaged transformer, which has also required several months with a planned in-service date of April, 1997. A substantial cost to be incurred as a result of this delivery schedule is rental costs for use of a temporary transformer. Anticipated rental costs of $1,021,680 are actually greater than anticipated repair costs for the transformer.

Burns & McDonnell has reviewed the report prepared by Guernsey and subsequent cost estimates prepared by Panda, Guernsey and others. These cost estimates include price quotes from well-qualified equipment suppliers and repair facilities. Based upon our review of the Guernsey report, the cost estimates and discussions with Panda's insurance specialist, it appears damages to the facility and the temporary transformer rental will most likely be covered by insurance. Assuming this is true, the 1996 financial impact to the Project was the insurance deductible costs of $330,000.

A preliminary assessment of the damage to the transformer indicates one of the three phases contained within the transformer has been damaged. Although tests at the repair facility could indicate the other two phases are satisfactory, degradation of these phases may have occurred. Considering the cost of a potential failure of this transformer in the future, Panda has indicated they plan to repair all three phases regardless of any favorable test results at the repair facility. The incremental cost of repairing all three phases versus only one phase may or may not be covered by insurance. In the event these incremental costs are not covered by insurance, Panda will incur an additional cost of $222,225. The Project pro forma has been modified under the assumption that Panda incurs this cost in 1997.

The inclusion of the hurricane damage costs incurred by Panda did not affect the debt service coverage on the Panda-Rosemary Bonds, because it is assumed that the debt service coverage obligations are paid before this cost which is considered a capital improvement.

OPERATING CONDITION

The current operating condition of the Project is very good with only a few exceptions. The Unit No. 2 chiller is operating at reduced capacity, as previously discussed. Another exception may be the recent problems with the Frame 7 combustion turbine (see discussion of exhaust temperature spread below). Although of some concern, steps have been taken to remedy this situation.

Panda completed a scheduled maintenance outage during September
16-30, 1995. Activities that were successfully completed include:

-    Hot gas path inspection on the Frame 6 combustion turbine.

-    New first stage turbine buckets on the Frame 6.

-    Frame 6 generator inspection.

- Borescopic inspection of the low pressure section of the steam turbine.

-    Replacement of several boiler tubes in HRSG No. 1.

-    Annual HRSG inspections.

Results of the outage indicate the equipment is in very good condition. Panda chose to perform a hot gas path inspection of the Frame 6 much earlier than scheduled because new first stage turbine buckets were provided by GE free of charge. Panda's Frame 6 was a forecast unit (built before the order was placed). GE improved the design of the first stage buckets shortly after the Project's Frame 6 was built, but before Panda placed the order with GE. Therefore, GE was obligated to install the improved first stage buckets to upgrade the turbine to its design at the time of the order. The casing was removed to replace the buckets, so a hot gas path inspection was performed simultaneously. Only minor wear was detected at various points along the hot gas path. Rebuilt combustion liners and transition pieces were reinstalled during the inspection.

An exhaust temperature spread on the Frame 7 combustion turbine has been noticed while the unit operated at full load. In attempts to solve this problem, Panda has replaced worn or inaccurate thermocouples, replaced fuel nozzles with rebuilds from GE, and improved the purge air check valves. The spread in exhaust temperature has been constant and as much as 120 degrees F, however the machine is operable in this condition. GE has stated that the spread is acceptable and does not restrict the load capability of the machine.

MAJOR MAINTENANCE AND OVERALL PROGRAMS

Burns & McDonnell feels adequate maintenance of major pieces of rotating equipment (i.e. the combustion turbines and the steam turbine) is crucial for long term Project reliability. For each of these pieces of equipment, manufacturers provide recommended maintenance activities.

Burns & McDonnell has compared the manufacturer's recommendations with Panda's proposed maintenance schedule as summarized in Table V-1. In addition to the items listed in Table V-1, Panda performs borescopic inspections of the three turbines annually. By reviewing Table V-1 and its knowledge of the Facility, Burns & McDonnell concludes that planned maintenance activities meet or exceed manufacturer recommendations. It is apparent that Panda has established a maintenance schedule that will provide major equipment maintenance activities recommended by the equipment manufacturers. Panda's 10-year maintenance plan is regarded by plant personnel as a living document that will be reviewed and updated periodically, as the actual operations become known and future predications regarding turbine operating hours and starts become more accurate. Burns & McDonnell views this as an indication that Panda's operation and maintenance philosophy is geared toward long term Project reliability.

Although Burns & McDonnell has not inventoried maintenance activities on every piece of equipment for the Project, we have generally observed that an organized computerized preventative maintenance program is used an annual spare parts inventory is performed. The computer schedules and prioritizes all preventive and corrective maintenance requests. Based upon this program, Panda completes approximately 90 to 110 preventative maintenance requests in one month's time and also completes 40 to 70 maintenance requests per month. To respond to maintenance requests, Panda maintains a $2 million spare parts inventory on-site.

EQUIPMENT REPLACEMENT PROGRAM

Project operating hours are relatively low and there is currently little need for equipment replacement. Equipment replacement is set up on an operating hours schedule. Panda has established a ten-year program for predicting equipment replacement based on hours of equipment operation.

                                    Table V-1

                    COMPARISON OF MANUFACTURERS' RECOMMENDATIONS
     WITH 10 YEAR PLAN MAINTENANCE ACTIVITIES FOR MAJOR PIECES OF ROTATING EQUIPMENT
                        COMBUSTION        HOT GAS PATH
---------UNIT------  ---INSPECTION---   ---INSPECTION---   MAJOR INSPECTION   LIMITED OVERHAUL   -MAJOR OVERHAUL-

                     --MFG--  -PANDA-   --MFG--  -PANDA-   --MFG--  -PANDA-   --MFG--  -PANDA-   --MFG--  -PANDA-

Unit 1, Frame 7        8,000    8,000    24,000   24,000    48,000   40,000
 Combustion Turbine

Unit 2, Frame 6       12,000    8,000    24,000   24,000    48,000   48,000
 Combustion Turbine

Unit 3
 Steam Turbine                                                                 25,000   16,000    50,000   50,000


                             PART VI
                   PROJECTED PLANT PERFORMANCE

CAPACITY

Panda is required to perform capacity tests to satisfy the requirements of the PPA. The maximum contract capacity payments are available if the plant can achieve 198 MW in the winter and 165 MW in the summer. The winter period is defined as October through March. The summer period starts in April and runs through September. If required by VEPCO, the output capacity shall be demonstrated for 12 hours in the summer and 6 hours in the winter.

Table VI-1 presents the historical capacity test results for the Project in summer and winter periods. As indicated in Table VI-1, the Project has exceeded the maximum contract capacity output of 198 MW winter and 165 MW since 1993. The Project has not been requested to demonstrate capacity limits by VEPCO during the past three years. The proforma projections use 198 MW and 165 MW for the winter and summer capacity output factors, respectively, which is reasonable and achievable based on historical plant performance.

                          TABLE VI-1
                 HISTORICAL CAPACITY TEST RESULTS
Test Date              Result             Capacity Maximum

Winter 1990             185                    198
Winter 1991             192                    198
Winter 1992             200                    198

Summer 1991             161                    165
Summer 1992             161                    165
Summer 1993             168                    165
Summer 1994             167                    165

Capacity and Heat Rate Degradation

Figure VI-1 indicates General Electric's anticipated combustion turbine capacity and heat rate degradation as a function of factored hours. At 48,000 factored hours, a major combustion turbine overhaul is performed and capacity returns to near-new condition (typically within 0.5 percent of as-new condition). This cycle then is continued throughout the life of the Project.

Figure VI-1 indicates: (1) the anticipated capacity derate will vary from zero to 5.5 percent and, (2) the anticipated heat rate derate will vary from zero to 3.0 percent between major overhauls. Burns & McDonnell has used a straight-line capacity and heat rate derate estimation of 4 percent and 3 percent, respectively, for the life of the Project. In any given year, this estimation of capacity and heat rate derate will be higher or lower than actual equipment performance depending upon the number of total factored hours since the last major overhaul. However, using the straight line average is most appropriate for proforma projection purposes.

                    [FIGURE VI-1
        Graph of Heavy-Duty Gas Turbine Degradation as a Function of Total Factored Hours]


The Project has demonstrated capacity output in excess of the PPA contract maximum in recent years without experiencing a major overhaul of the combustion turbines or steam turbine. Based upon recent actual performance, it was assumed the Project would, on average, continue to achieve those capacity levels through the term of the PPA. A more detailed discussion of heat rate is included below.

DISPATCH

Panda amended the Power Purchase Agreement with VEPCO in 1993 to effect the results of an energy price redetermination. The amended PPA closely matches energy payments with energy production costs. Refer to the dispatch analysis discussion in
Part IV.

The Project realized a sharp increase in dispatch hours in 1995. VEPCO furnished the Project with natural gas from their Chesterfield 7 gas turbine unit. Under stipulations in the PPA, Panda was required to use this fuel displaced from the Chesterfield unit which was experiencing an extended forced outage. This caused an unexpected increase in dispatch hours during 1995. The total dispatch hours in 1995 were 2,224 compared to 764 in 1994. During 1996, the Project was dispatched for 635 hours which was consistent with 1994 operations.

Due to emission permit requirements, annual dispatch hours are of concern. If the fired hours exceed 2,000 hours for the Frame 7 or the total combined hours of the combustion turbines exceed 4,000 hours, an SCR or alternate pollution control system needs to be installed to reduce NOx emissions levels. According to ICF dispatch projections, which we have reviewed in determining the adequacy of the $5.3 million reserve provided, this NOx reduction equipment installation is not anticipated to be required until after the year 2000. Panda estimates a three to four week outage would be necessary, which is allowed for under a special provision in the PPA.

AVAILABILITY

Availability during 1994 (88.36%) was hampered largely due to transformer and freeze protection problems. Since Panda addressed these issues, the availability of the Project has increased to 90.65 percent and 89.33 percent in 1995 and 1996, respectively. The availability in 1996 was affected by the damage to the T1 transformer as a result of Hurricane Fran as discussed above.

HEAT RATE

As noted earlier, the contract heat rate determined by the PPA is 8,900 Btu/kWh (HHV). Recent operating data shows the Project has demonstrated a plant heat rate of 8,678 Btu/kWh (HHV) during a full load the spring of 1995. This demonstrates the plant's ability of achieving the PPA heat rate when the plant is operated at continuous full load and providing steam to the thermal host. This heat rate includes fuel that was used to cogenerate thermal energy for the steam host. In order to fairly compare the Project's heat rate to the contract heat rate, credit must be given for the portion of fuel used for process steam generation. The electrical generation portion of the plant heat rate of 8,678 Btu/kWh demonstrated in May 1995 would be 8,238 Btu/kWh after credit for fuel used for process steam generation.

Burns & McDonnell last conducted a detailed review of the Project's historical heat rate performance in 1996. The Project has demonstrated excellent heat rate for as-designed conditions of full load, cogeneration mode. Presently, three factors prevent the Project from demonstrating this excellent heat rate potential: (1) the variability of the thermal host, and (2) the dispatch pattern of VEPCO, and (3) Panda's requirements to conduct ORG runs. With the normalization of these events, Burns & McDonnell feels that the contract heat rate of 8900 Btu/kWh can be consistently obtained.

For proforma projection purposes during the PPA term, Burns & McDonnell believes estimating the Project's fuel costs on the contract heat rate of 8900 Btu/kWh is achievable, but aggressive given the recent operating history of the Project. Burns & McDonnell has estimated a more conservative net electrical heat rate of 8900 Btu/kWh with a corresponding overall heat rate of 9100 Btu/kWh excluding a thermal production credit. Burns & McDonnell believes the Project can achieve these heat rate performance levels if no significant ORG runs are required in the future. If the Frame 7 unit dispatch can be increased and the operating hours per start increased while mitigating the substantial AGC fluctuations, Burns & McDonnell believes the Project may be able to outperform the heat rate estimates indicated.

ANNUAL OPERATION AND MAINTENANCE COSTS

Annual fixed and variable operation and maintenance (O&M) costs are characterized as follows:

- The facility's operational staff and gas transportation costs are the primary components of fixed O&M costs.

- The variable O&M costs consist primarily of water usage and discharge chemicals, equipment repairs and maintenance, consumable equipment parts, and other expenses bought through purchase orders and open purchase orders.

Since an increase in staff size is unlikely, we do not anticipate a substantial increase in fixed O&M costs other than those increases due to the inflation rate. The maintenance budget should escalate at a slightly higher rate than inflation due to the increasing age of the facility which has been reflected in the proforma projections. As the plant ages, an increasing amount of small consumables will be needed to repair and replace worn-out components.

As is the case with any power facility, unexpected repairs are needed. Panda has experienced these "extraordinary" events during the past few years with the HRSG tube leaks and transformer bushing failures. These past "extraordinary" events have been identified and an estimated dollar amount has been assumed. This amount, it is assumed, would escalate with inflation.

Panda's actual expenditures have historically tracked budgeted expenditures closely.

MAJOR MAINTENANCE PROGRAMS AND COSTS

The maintenance staff at the Plant is doing an excellent job of maintaining the major pieces of rotating equipment. In many cases, the inspections are being done at more frequent intervals than are required by the manufacturers, but in all cases the minimum manufacturers maintenance schedules are followed. Panda plans to continue the same inspection interval policies as evidenced by their ten year maintenance plan. The ten year plan charts the planned maintenance on all the major equipment.

The Project maintains a Major Maintenance Overhaul Reserve to fund equipment overhaul costs. As indicated in Table V-1 presented previously in the report, Panda plans for combustion inspections of the combustion turbines at a 8,000 factored hours interval, hot gas path inspections at a 24,000 factored hours interval, and major overhauls for the Frame 6 unit at 48,000 factored hours and 40,000 factored hours for the Frame 7 unit. Panda also schedules periodic limited and major overhauls of the steam turbine. As noted previously, Panda plans to meet or exceed the manufacturer's recommended maintenance overhauls for the major equipment. Burns & McDonnell has reviewed the current ten year maintenance plan as well as a long-term forecast of overhaul schedules and costs. Burns & McDonnell has concluded that Panda has appropriately planned for maintenance overhauls and the costs of the overhauls can be met with the hourly dispatch overhaul allowance of $276 per fired hour.

EQUIPMENT REPLACEMENT PROVISIONS

Auxiliary boilers typically have a life of 25-30 years. The auxiliary boiler at the Project is operated a large number of hours, but typically operates at less than full load. The boilers also operate on gas fuel which is easier on the equipment than heavier fuel oils. The boilers should last 30 years, assuming similar modes of operation and proper water chemistry practices are followed.

Assuming the recommended maintenance activities are performed as scheduled, the combustion turbines and steam turbines are likely to last the entire 40 year economic life of the Project. Hence, no provisions need to be made for their replacement.

OVERALL ECONOMIC LIFE

The financial projections included in this report assume the Project will remain in operation through the term of the PPA and beyond. Burns & McDonnell has evaluated the Project and combined cycle/combustion turbine technology as a whole and concluded this is a reasonable assumption in the event the Project is continuously overhauled and maintained throughout the operating life of the Project which is expected.

Additional repairs and maintenance allowances have been included in the Project financial projections to account for future upgrades and maintenance that may be required to extend the economic life of the Project beyond the expiration date of the Power Purchase Agreement. Burns & McDonnell has concluded that the following repairs and maintenance allowances included in the financial projections are reasonable:

- General Maintenance and Repairs - This allowance in the annual Project budget accounts for normal maintenance activities required to keep the Project functioning on a day-to-day basis. Normal parts replacement and repairs to equipment is included in this allowance. The allowance was prepared using historic data escalated at an accelerated rate of eight percent annually to account for the fact that as the plant ages, additional repairs and maintenance will be required. The compounding effect of this accelerated escalation rate is intended to address the potential need in the future to perform any upgrades or maintenance activities that may be required to extend the economic life of the Project.

- Planned Plant Maintenance Projects - These costs represent regularly-scheduled maintenance activities on the major pieces of equipment including both combustion turbines and the steam turbine. The overhaul allowance to fund these planned maintenance costs has been calculated using the projected Project dispatch hours to estimate the frequency of regularly-scheduled maintenance activities based upon the manufacturers' recommendations. Key examples of maintenance activities included in this allowance are combustion turbine hot gas path inspections and major overhauls for the combustion turbines and steam turbine.

- Additional Maintenance Allowance - This allowance has been included to account for unplanned, medium-to-large-scaled maintenance activities that are required due to unforeseeable events. Typically, during the first five-year "shake-out" period of a project, a fairly high number of these maintenance activities are required. After the shake-out period, far fewer unplanned maintenance activities are required until the equipment becomes old enough that components begin to show substantial signs of wear (after about twenty years).

To assess the economic life of the Project, Burns & McDonnell has evaluated each of the major components of the Project as described below.

Steam Turbine Rankine Cycle

Based upon past operating experience within the electric power generation industry, it is Burns & McDonnell's professional opinion that if the Project continues to be appropriately maintained, the steam turbine and balance of plant equipment should have an operating life well beyond the term of the PPA. We base this conclusion primarily upon past experience with similar steam turbine cycles that have received proper maintenance.

Combustion Turbines Brayton Cycle

Combustion turbine technology has been commercially available for power generation for about thirty years. As a result, we are unable to refer to a significant number of combustion turbines that, with good maintenance practices, have historically operated for forty years or more. The combustion turbines should therefore be of primary concern in assessing the remaining life of the Project. Panda plans to continue to maintain the Project in accordance with recommendations by the major equipment manufacturers. The combustion turbine manufacturer, General Electric, has developed their recommended maintenance procedures based upon the operating experience of the entire General Electric combustion turbine fleet. Based upon past experience with this fleet, General Electric recommends periodic inspection and, as required, replacement of combustion turbine components. Generally speaking, the components covered by these recommended maintenance activities include those components that are in direct contact with the gas path. This includes all blades for the compressor and power turbine, combustion nozzles, combustor liners, transition pieces and related parts.

The philosophy behind these periodic inspections is to identify and repair or replace damaged components before they have the chance to break-off and potentially cause additional downstream damage to other internal components. However, due to the relatively recent commercialization of combustion turbine technology, it is not possible to use historic information to determine if these and other components will eventually need to be replaced due to long-term metal fatigue.

Regardless, combustion turbines are fabricated using numerous components, each of which can be repaired or replaced. Some components are more difficult and expensive than others to replace. For example, the "wheels" which are bolted together to form the rotor shaft, are designed to remain in service for the life of the equipment. While we know of very few cases where it has been necessary to actually replace the wheels of a combustion turbine, it can be done if required over time due to metal fatigue.

But even a worst-case scenario resulting in the need in the future to replace certain components originally designed for the life or the equipment would not result in the combustion turbine reaching the end of it's operating life. Notwithstanding a catastrophic failure requiring replacement of the casing, each combustion turbine component, including the rotor shaft, is replaceable.

                            PART VII
                 FINANCIAL ASSESSMENT OF PROJECT

POWER PURCHASE AGREEMENT

Panda's existing Power Purchase Agreement (PPA) with VEPCO expires December 27, 2015. The PPA can be extended for additional periods if both parties agree. The existing PPA provides for fixed capacity payments subject to capacity and availability requirements, and energy payments based on fuel prices, variable operation and maintenance expenses, and the Project's dispatch. VEPCO retains the right to dispatch the Project based on relative economic dispatch criteria, subject to specified operating limitations.

FACTORS AFFECTING PROJECT

The primary factors influencing the value of the Project include the following and are discussed below:

-    Effective Operating Service Life of the Project

-    Expected Rates for Capacity and Energy

-    Expected Dispatch of the Project

-    Expected Operating Performance of the Project

-    Expected Fuel Costs

Effective Operating Service Life of the Project

Burns & McDonnell has concluded the Project will have an expected operating service life well beyond the term of the PPA if properly operated and maintained, consistent with current practices.

Expected Rates for Capacity and Energy

The Project's capacity payments are fixed by the existing PPA and are only adjusted if the Project's demonstrated capacity changes. The contract capacity payments for the remainder of the PPA term are presented in Table VII-1 and illustrated graphically in Figure VII-1.

Energy charges under the existing PPA are based on the delivered cost of fuel and the Project's variable operation and maintenance expenses. The forecasted value of energy sales under the current PPA as estimated by ICF are presented in Table VII-2 and illustrated graphically in Figure VII-2. The forecasted value of energy sales under the current PPA are based on a fuel cost forecast prepared by ICF.

                          TABLE VII-1

                 CONTRACTUAL CAPACITY CHARGES
              Panda-Rosemary Cogeneration Project

                 Year              Capacity Charge
                 ----              ---------------
                                    ($/kW-month)

                 1997 [1]                11.65
                 1998                    11.65
                 1999                    10.82
                 2000                    10.82
                 2001                    10.82
                 2002                    10.82
                 2003                    10.82
                 2004                    10.82
                 2005                    10.82
                 2006                     8.32
                 2007                     8.32
                 2008                     8.32
                 2009                     8.32
                 2010                     8.32
                 2011                     8.32
                 2012                     8.32
                 2013                     8.32
                 2014                     8.32
                 2015                     8.32

[1] Capacity payments through 2015 are contractually fixed by the PPA.



              [Figure VII-1 Graph of Contractual Capacity Charges]


                             TABLE VII-2

              PROJECTED SUMMER AND WINTER GAS ENERGY CHARGES
                   Panda-Rosemary Cogeneration Project

                                 Summer           Winter
                 Year         Energy Charge    Energy Charge
                 ----         -------------    -------------
                                 ($/kWh)          ($/kWh)

                 1997 [1]         0.0221          0.0261
                 1998             0.0232          0.0271
                 1999             0.0244          0.0283
                 2000             0.0256          0.0296
                 2001             0.0267          0.0308
                 2002             0.0277          0.0321
                 2003             0.0290          0.0335
                 2004             0.0302          0.0349
                 2005             0.0315          0.0364
                 2006             0.0330          0.0378
                 2007             0.0343          0.0392
                 2008             0.0358          0.0410
                 2009             0.0374          0.0426
                 2010             0.0391          0.0445
                 2011             0.0406          0.0461
                 2012             0.0419          0.0478
                 2013             0.0435          0.0495
                 2014             0.0451          0.0512
                 2015             0.0468          0.0529

[1] Summer and winter gas energy charges under the PPA term based on estimated cost of delivered fuel and variable operation and maintenance expenditures. The gas and guel oil market forecast was prepared by ICF in connection with their dispatch study.


                     [Figure VII-2  Graph of
              SUMMER AND WINTER GAS ENERGY CHARGES]




Expected Dispatch of the Project

VEPCO controls the dispatch of the Project under the terms of the existing PPA. VEPCO uses the Project to meet peak and intermediate capacity and energy requirements based on economic dispatch of its generation and power supply resources. Recently, VEPCO has agreed as part of a buyout of an independent power project, Richmond Power Enterprises (RPE), to purchase economy energy from an Enron affiliate which is forecasted to displace some of the Project's off-peak dispatch. The expected dispatch for the remainder of the PPA term is presented in Table VII-3 and illustrated graphically in Figure VII-3 as estimated by ICF in their dispatch study.

Expected Operating Performance

The expected operating performance of the Project under the long-term dispatch forecast presented in Table VII-3 is dependent upon the following factors discussed below:

-    Project Capacity

-    Project Heat Rate

-    Project Fixed Operating Costs

-    Project Variable Operation and Maintenance Costs

-    Project Overhaul Requirements

-    Project Steam/Chilled Water Sales and Costs

                               Table VII-3

                          DISPATCH ASSUMPTIONS [1]
                    Panda-Rosemary Cogeneration Project

              Summer        Winter Gas      Winter Oil      VEPCO Gas           Total
Year      Dispatch Hours  Dispatch Hours  Dispatch Hours  Dispatch Hours [2]  Dispatch Hours   Percent
----      --------------  --------------  --------------  ------------------  --------------   -------
                                                                                                  %
1997[3]         511             117               3               400              1031         11.77%
1998            775             183              10               500              1468         16.76%
1999           1038             250              17               500              1805         20.61%
2000           1453             241              19               500              2213         25.26%
2001           1868             231              21               500              2620         29.91%
2002           1960             272              37               500              2769         31.61%
2003           2053             320              65               600              3038         34.68%
2004           2149             376             114               600              3239         36.97%
2005           2248             441             202               600              3491         39.85%
2006           2130             418             186               600              3334         38.06%
2007           2019             397             171               600              3187         36.38%
2008           1913             376             158               600              3047         34.78%
2009           1813             356             145               600              2914         33.26%
2010           1718             338             134               600              2790         31.85%
2011           1650             320             133               600              2703         30.86%
2012           1581             303             132               600              2616         29.86%
2013           1513             286             131               600              2530         28.88%
2014           1446             271             130               600              2447         27.93%
2015           1380             257             129               600              2366         27.01%

[1] Equivalent full load dispatch hours.
[2] VEPCO gas dispatch assumptions provided by Panda.
[3] Forecast of equivalent full dispatch hours prepared by ICF.



             [Figure VII-3 graph of Dispatch Assumptions]

Project Capacity: The Project's demonstrated capacity directly impacts the capacity charge revenues contracted in the PPA. The current capacity charges under the existing PPA are based on a net summer capacity of 165 MW and a net winter capacity of 198 MW. The Project may be tested twice per year, once during the summer period and once during the winter period, at VEPCO's discretion to demonstrate its dependable capacity. The capacity charges will be adjusted through liquidated damage payments if the Project fails to demonstrate a net capacity output within 10 percent of the 150 MW summer and 180 MW winter capacity levels initially contracted with VEPCO in the PPA. Demonstrated capacity output between the minimum capacity requirements and a maximum capacity output level equal to 110 percent of the initial contract levels determine the capacity payments made by VEPCO during the corresponding summer or winter period. If the demonstrated capacity of the Project exceeds the maximum capacity levels of 165 MW in the summer and 198 MW in the winter, which represent 110 percent of the initial levels, VEPCO is not required to pay additional capacity charges. The Project has demonstrated summer and winter capacity output in excess of the 110 percent limits for the last three years consecutively.

As the Project ages during the term of the PPA, the expected capacity output will degrade in the periods between major overhauls of the combustion turbines and steam turbine. Major overhauls of this equipment can restore the expected capacity output to near-original levels. The Project's historical capacity tests and capacity degradation issues were discussed in Part VI of the Report. As noted, the Project has demonstrated summer and winter capacity output in excess of the 110 percent limits. During this time period, the Project has not yet undergone a major overhaul of the combustion turbines and steam turbine. The first major overhaul of the combustion turbines is scheduled for 2002 which is reasonable based on expected ICF dispatch. Therefore, Burns & McDonnell concludes it is reasonable to expect that the Project can maintain the demonstrated capacity levels at the 110 percent maximum capacity limits of the PPA throughout the remainder of the PPA term with adequately scheduled and completed major overhauls.

Project Heat Rate: The Project's heat rate performance directly impacts the annual fuel costs incurred in meeting the dispatch requirements of VEPCO. During the term of the PPA, the Project's energy payments are based on a contract average annual heat rate of 8900 Btu/kWh, irrespective of actual heat rate performance.
If the Project exceeds the contracted heat rate performance, the additional fuel costs are absorbed by Panda. Conversely, improved heat rate performance directly increases Panda's margin on energy charges.

The Project's actual heat rate performance was reviewed in Part VI of the Report. Historically, the Project has not been able to achieve the average annual heat rate performance of 8900 Btu/kWh, but can achieve this target under steady-state, full load operating conditions. The specific issues related to the Project's heat rate performance and heat rate degradation were reviewed in Part VI of the Report.

As the Project ages during the term of the PPA, the expected heat rate performance will also degrade in the periods between major overhauls of the combustion turbines and steam turbine. Major overhauls of this equipment can restore the expected heat rate performance to near original levels. The Project has not yet undergone a major overhaul of the combustion turbines and steam turbine. The first major overhaul of the combustion turbines is scheduled for 2002. Burns & McDonnell has estimated the Project can maintain an average annual electrical heat rate performance of 9100 Btu/kWh throughout the remainder of the PPA term with adequately scheduled and completed major overhauls.

Project Fixed Operating Costs: The Project's fixed operating costs are generally incurred independent of the dispatch of the Project. The major cost items include fixed fuel transportation and management services, costs for the Project's operation and maintenance contract currently provided by Panda Global Services, Inc., annual recurring maintenance and repair costs, property taxes, insurance, administration and office costs, and Panda's management fee. Panda provided the actual fixed operating costs in 1996 and the projected fixed operating costs in the 1997 budget. A forecast of fixed operating costs for the remainder of the PPA term was estimated by Burns & McDonnell. Burns & McDonnell reviewed the actual and projected fixed operating costs for reasonableness and concluded the expense projections appear adequate to account for these cost items.

The fixed operating cost forecast reflects an annual 3.0 percent escalation for most cost components. The exceptions include property taxes, Project maintenance costs, the Panda management fee, and firm gas transportation costs. The property tax cost estimate is decreased 3.0 percent annually to reflect a declining asset value. The general maintenance and repair cost component of Project maintenance costs is escalated at an 8.0 percent annual rate to provide a conservative allowance that the increased age of the Project will require additional maintenance and repair expenditures over time. The additional maintenance allowance component of Project maintenance costs is held constant throughout the planning period. In addition, Panda will subordinate its management fee to all other Project operating, debt, and capital costs. Therefore, the Panda management fee has been removed from the Project fixed operating cost forecast.

Project Variable Operation and Maintenance Expenses: The Project's variable operation and maintenance (O&M) expenses vary directly with the dispatch of the Project and consist of electricity usage when the Project is not dispatched, water and chemical costs, and water discharge costs. Panda provided the actual variable O&M expenses in 1996, the 1997 budget, and a forecast of variable O&M expenses for the remainder of the PPA term. Burns & McDonnell reviewed the actual and projected variable O&M expenses for reasonableness and concluded the expense projections appear adequate to account for these cost items. The variable O&M expense forecast is based on the projected dispatch of the Project and also reflects an annual 3.0 percent escalation of costs.

Project Overhaul Requirements: Currently, Panda provides for an overhaul allowance for each fired hour of the Project. As noted in Part VI, Burns & McDonnell believes the Panda maintenance staff is doing an excellent job of maintaining the major equipment. Inspections have been done and are planned to be done at more frequent intervals than required by the manufacturers. Burns & McDonnell has reviewed the 10 year maintenance plan and the long-term scheduling of the major overhauls for the combustion turbines. Burns & McDonnell concludes that the maintenance plan and overhaul schedule are prudent, and that the budgeted costs are reasonable. The 1997 overhaul allowance was increased to $276 per fired hour upon Burns & McDonnell's request and escalated 3.0% annually to cover all overhaul costs in the future.

Project Steam/Chilled Water Sales and Costs: Currently, Panda provides both steam and chilled water to its thermal host, WestPoint Stevens, to maintain QF status under PURPA. However, due to the Project's low dispatch requirements, the thermal loads for WestPoint Stevens are mainly met from the operation of auxiliary boilers. The current steam and chilled water pricing in the Cogeneration Energy Supply Agreement provides WestPoint Stevens with a significant discount on the production costs of the thermal energy. Panda currently absorbs an annual operating loss on the sale of steam and chilled water to WestPoint Stevens. The pro forma assumes this will continue throughout the life of the Project.

The Cogeneration Energy Supply Agreement was originally executed between Panda and the Bibb Company. The Bibb Company served as the Project's thermal host since 1991 until the recent sale (February 1997) of the manufacturing facility by the Bibb Company to WestPoint Stevens Inc. Burns & McDonnell knows of no reason why the Project's thermal energy services will not continue to be provided to WestPoint Stevens under an assignment of the Cogeneration Energy Supply Agreement, and it is further expected that similar operating loads and conditions will be required based on the indications from thermal host plant personnel.

Expected Fuel Costs

As noted, energy charges under the existing PPA are based on the delivered cost of fuel and the Project's variable operation and maintenance expenses. A long-term fuel market forecast was prepared for Panda by ICF in connection with their dispatch study. The forecast of seasonal delivered fuel costs under the current PPA as estimated by ICF are presented in Table VII-4 and illustrated graphically in Figure VII-4. The forecasted fuel costs under the current PPA term were directly used to determine the resulting energy charges presented in Table VII-2.

CONCLUSION

Table VII-5 presents a summary of the forecasted revenues and expenditures, and debt coverage ratios of the Project. The summary information was taken from a detailed economic model which is included in Exhibit A of this Report. Table VII-5 indicates the Project is expected to maintain strong debt coverage ratios throughout the twenty-year debt repayment period of the Rosemary Bonds under the dispatch forecast presented in Table VII-3.

Zero Dispatch Case

To illustrate the ability to repay debt service under the most extreme dispatch case, a Project pro forma sensitivity analysis has been prepared under a zero dispatch scenario, meaning it has been assumed that the Project is mothballed with no dispatch over the remaining life of the PPA. Although extremely unlikely, based on recent dispatch history and also based on the ICF forecast of dispatch for the Project, the ability to pay debt service under this zero dispatch case is illustrated in this scenario and demonstrates strong coverages of debt service over the remainder of the PPA.

Certain operating assumptions consistent with mothballing the Project under this zero dispatch case have been made including: release of turbine overhaul reserves, release of gas transmission capacity and reduction in staff associated with reduced operations of the Project. There is no reason to believe the zero dispatch case is likely to materialize for the Project, especially in light of the Project's recent performance, forecasted demand growth in VEPCO system requirements, and the Project's competitive heat rate. The pro forma analysis associated with this case was prepared as an illustration of the Project's ability to repay Project debt in the most unlikely dispatch case. Table VII-6 presents a summary of the forecasted revenues and expenditures, and debt coverage ratios of the Project with the zero dispatch scenario. Table VII-6 indicates that the Project can also maintain adequate debt coverage ratios under an extreme zero dispatch scenario. This is due to the Project's fixed capacity revenues which will provide adequate revenues for the Project irrespective of dispatch operations.

                          TABLE VII-4

                     FUEL MARKET ASSUMPTIONS
               Panda-Rosemary Cogeneration Project

           Summer         Winter         Winter
Year      Gas Cost       Gas Cost       Oil Cost
----      --------       --------       --------
          ($/MMBtu)      ($/MMBtu)      ($/MMBtu)

1997[1]    $2.15           $2.61          $3.69
1998       $2.26           $2.72          $3.81
1999       $2.38           $2.84          $3.92
2000       $2.50           $2.97          $4.02
2001       $2.61           $3.10          $4.20
2002       $2.71           $3.24          $4.37
2003       $2.84           $3.37          $4.54
2004       $2.97           $3.53          $4.72
2005       $3.10           $3.67          $4.91
2006       $3.24           $3.83          $5.10
2007       $3.38           $3.97          $5.30
2008       $3.53           $4.15          $5.51
2009       $3.70           $4.32          $5.72
2010       $3.87           $4.51          $5.95
2011       $4.02           $4.68          $6.18
2012       $4.15           $4.85          $6.42
2013       $4.31           $5.03          $6.66
2014       $4.47           $5.20          $6.91
2015       $4.64           $5.38          $7.18

[1] Fuel market forecast prepared by ICF.


            [Figure VII-4 graph of Fuel Market Assumptions]


<CAPTION
                             TABLE VII-5
                 SUMMARY OF PROJECT DEBT COVERAGE RATIOS
                   Panda-Rosemary Cogeneration Project

                                                                 Rosemary
                                     Pre-tax         Total         Debt
           Total        Total       Operating     Debt Service   Coverage
Year      Revenues     Expenses     Cashflow         Costs       Ratio [1]
----    -----------   -----------   -----------   -----------    ---------
1997    $32,285,000   $ 9,680,000   $22,605,600   $14,693,000      1.54
1998    $31,198,000   $11,185,000   $20,013,000   $14,627,000      1.37
1999    $31,376,000   $12,860,000   $18,516,000   $13,314,000      1.39
2000    $33,672,000   $14,808,000   $18,864,000   $13,242,000      1.42
2001    $36,095,000   $16,861,000   $19,234,000   $13,164,000      1.46
2002    $37,491,000   $18,122,000   $19,369,000   $13,058,000      1.48
2003    $39,309,000   $19,667,000   $19,642,000   $12,943,000      1.52
2004    $41,378,000   $21,526,000   $19,852,000   $12,825,000      1.55
2005    $44,160,000   $23,907,000   $20,253,000   $12,669,000      1.60
2006    $38,446,000   $23,964,000   $14,482,000   $ 8,710,000      1.66
2007    $38,146,000   $23,985,000   $14,161,000   $ 8,534,000      1.65
2008    $37,808,000   $24,026,000   $13,782,000   $ 8,352,000      1.65
2009    $37,570,000   $24,115,000   $13,455,000   $ 8,154,000      1.65
2010    $37,286,000   $24,243,000   $13,043,000   $ 7,946,000      1.64
2011    $37,300,000   $24,488,000   $12,812,000   $ 7,772,000      1.65
2012    $37,229,000   $24,683,000   $12,546,000   $ 7,565,000      1.66
2013    $37,040,000   $24,910,000   $12,130,000   $ 7,328,000      1.66
2014    $36,908,000   $25,141,000   $11,767,000   $ 7,042,000      1.67
2015    $36,722,000   $25,376,000   $11,346,000   $ 6,356,000      1.79

Average coverage over the term of the bonds is 1.58:1.

[1] Debt Coverage Ratio represents Pre-tax Operating Cash flow divided by Total Debt Service Costs.




<CAPTION
                            TABLE VII-6

                 SUMMARY OF PROJECT DEBT COVERAGE RATIOS
                         ZERO DISPATCH OPTION
                   Panda-Rosemary Cogeneration Project


                                                                 Rosemary
                                     Pre-tax         Total         Debt
           Total        Total       Operating     Debt Service   Coverage
Year      Revenues     Expenses     Cashflow         Costs       Ratio [1]
----    -----------   -----------   -----------   -----------    ---------
1997    $28,983,000   $ 5,626,000   $23,357,000   $14,693,000      1.59
1998    $25,972,000   $ 5,742,000   $20,230,000   $14,627,000      1.38
1999    $24,158,000   $ 5,872,000   $18,286,000   $13,314,000      1.37
2000    $24,158,000   $ 6,010,000   $18,148,000   $13,242,000      1.37
2001    $24,179,000   $ 6,132,000   $18,047,000   $13,164,000      1.37
2002    $24,179,000   $ 6,261,000   $17,918,000   $13,058,000      1.37
2003    $24,179,000   $ 6,410,000   $17,769,000   $12,943,000      1.37
2004    $24,179,000   $ 6,552,000   $17,627,000   $12,825,000      1.37
2005    $24,179,000   $ 6,700,000   $17,479,000   $12,669,000      1.38
2006    $18,754,000   $ 6,871,000   $11,883,000   $ 8,710,000      1.36
2007    $18,754,000   $ 7,048,000   $11,706,000   $ 8,534,000      1.37
2008    $18,754,000   $ 7,220,000   $11,534,000   $ 8,352,000      1.38
2009    $18,754,000   $ 7,410,000   $11,344,000   $ 8,154,000      1.39
2010    $18,754,000   $ 7,611,000   $11,143,000   $ 7,946,000      1.40
2011    $18,774,000   $ 7,795,000   $10,979,000   $ 7,772,000      1.41
2012    $18,774,000   $ 7,986,000   $10,788,000   $ 7,565,000      1.43
2013    $18,774,000   $ 8,185,000   $10,589,000   $ 7,328,000      1.45
2014    $18,774,000   $ 8,391,000   $10,383,000   $ 7,042,000      1.47
2015    $18,774,000   $ 8,606,000   $10,168,000   $ 6,356,000      1.60




STATEMENT OF LIMITING CONDITIONS

The conclusion stated above is subject to the following limiting conditions:

- In preparation of this Report, Burns & McDonnell has relied on operating and financial information provided by Panda and its consultants. While we have no reason to believe that the information provided to Burns & McDonnell by Panda and its consultants, and upon which we have relied, is inaccurate in any material respect, Burns & McDonnell has not independently verified such information and cannot guarantee its accuracy or completeness.

- This Report is prepared on the assumption that all contracts and agreements, specifically the Power Purchase Agreement, the Cogeneration Energy Supply Agreement, the Gas Supply
     Agreement, the Fuel Supply Management Agreement, and the Gas Transportation Agreements, as well as all statutes, regulations, rules and permits under which the Project is currently operating will be fully enforceable in accordance with all provisions and conditions throughout the duration of their term. Burns & McDonnell makes no representations or warranties and provides no opinion concerning the enforceability or legal interpretation of such contractual, regulatory, or legal requirements.

In addition, in preparation of this Report and the opinions expressed herein, Burns & McDonnell has made certain assumptions with respect to conditions which may exist in the future. While we believe the assumptions made are reasonable for the purposes of this Report, Burns & McDonnell makes no representation that the conditions assumed will, in fact, occur. To the extent future conditions differ from those assumed herein or from estimates and information provided by Panda and its consultants, the actual results will vary from those projected.

                            PART VIII
                           CONCLUSIONS

This report summarizes Burns & McDonnell's efforts to assess the condition, operating history, and pro forma operating projections of the 180-MW Panda-Rosemary cogeneration project operating in Roanoke Rapids, North Carolina. These efforts have been performed on behalf of potential Project investors.

PROJECT CONDITION

Overall, the Project is in very good condition. The Project has a competent, conscientious operation and maintenance staff that has developed a long-term Project maintenance program that is consistent with manufacturer's recommendations and generally-accepted practices within the electric power generation industry. Burns & McDonnell knows of no significant technical problems with the Project that should be of concern to potential investors. Burns & McDonnell concludes that the Project would have an expected operating service life well beyond the term of the PPA if properly operated and maintained, consistent with current practices.


Burns & McDonnell
94-433-4-002        PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing               File Name:     UPDATE1A.WK4
   *    *    *    *    *    *    *    *    *    *    *    *     10-Mar-97 Page 1

OPERATING ASSUMPTIONS

   Planning Period

   Base Year:     1996
   PPA Final Year:     2015
   PPA Remaining Term: 20   years
   Planning Period:    20   years
   Rounding Precision: -3

                               Capacity Assumptions
        -----------------------------------------------------------------------
          Summer                    Summer      Winter                   Winter
        Demonstrated   Capacity    Contract  Demonstrated   Capacity    Contract
Year     Capacity     Degradation  Capacity    Capacity    Degradation  Capacity
----     --------     -----------  --------    --------    -----------  --------
           (MW)           (%)        (MW)        (MW)          (%)        (MW)
1997       174.0         0.00%      165.0       198.0          0.00%      198.0
1998       174.0         0.00%      165.0       198.0          0.00%      198.0
1999       174.0         0.00%      165.0       198.0          0.00%      198.0
2000       174.0         0.00%      165.0       198.0          0.00%      198.0
2001       174.0         0.00%      165.0       198.0          0.00%      198.0
2002       174.0         0.00%      165.0       198.0          0.00%      198.0
2003       174.0         0.00%      165.0       198.0          0.00%      198.0
2004       174.0         0.00%      165.0       198.0          0.00%      198.0
2005       174.0         0.00%      165.0       198.0          0.00%      198.0
2006       174.0         0.00%      165.0       198.0          0.00%      198.0
2007       174.0         0.00%      165.0       198.0          0.00%      198.0
2008       174.0         0.00%      165.0       198.0          0.00%      198.0
2009       174.0         0.00%      165.0       198.0          0.00%      198.0
2010       174.0         0.00%      165.0       198.0          0.00%      198.0
2011       174.0         0.00%      165.0       198.0          0.00%      198.0
2012       174.0         0.00%      165.0       198.0          0.00%      198.0
2013       174.0         0.00%      165.0       198.0          0.00%      198.0
2014       174.0         0.00%      165.0       198.0          0.00%      198.0
2015       174.0         0.00%      165.0       198.0          0.00%      198.0

OPERATING ASSUMPTIONS
---------------------
   Planning Period
   ---------------
   Base Year:     1996
   PPA Final Year:     2015
   PPA Remaining Term: 20   years
   Planning Period:    20   years
   Rounding Precision: -3

                                                          Dispatch Assumptions
          -------------------------------------------------------------------------------------------------------------------
          Summer Gas              Winter Gas              Winter Oil               VEPCO Gas                 Total
           Dispatch     Summer     Dispatch   Winter Gas   Dispatch   Winter Gas    Dispatch     VEPCO Gas  Dispatch
Year       Hours [1]  Output [4]  Hours [1]     Output     Hours [1]    Output    Hours [1],[2]    Output   Hours [1] Percent
----       ---------  ----------  ---------   ----------  -----------  ---------   ----------      ------   --------- -------
                        (MWh)                   (MWh)                   (MWh)                      (MWh)                (%)
1997         511        88,914       117        23,166         3           594         400         66,000     1031     11.77%
1998         775       134,850       183        36,234        10         1,980         500         82,500     1468     16.76%
1999        1038       180,612       250        49,500        17         3,366         500         82,500     1805     20.61%
2000        1453       252,822       241        47,718        19         3,762         500         82,500     2213     25.26%
2001        1868       325,032       231        45,738        21         4,158         500         82,500     2620     29.91%
2002        1960       341,040       272        53,856        37         7,326         500         82,500     2769     31.61%
2003        2053       357,222       320        63,360        65        12,870         600         99,000     3038     34.68%
2004        2149       373,926       376        74,448       114        22,572         600         99,000     3239     36.97%
2005        2248       391,152       441        87,318       202        39,996         600         99,000     3491     39.85%
2006        2130       370,620       418        82,764       186        36,828         600         99,000     3334     38.06%
2007        2019       351,306       397        78,606       171        33,858         600         99,000     3187     36.38%
2008        1913       332,862       376        74,448       158        31,284         600         99,000     3047     34.78%
2009        1813       315,462       356        70,488       145        28,710         600         99,000     2914     33.26%
2010        1718       298,932       338        66,924       134        26,532         600         99,000     2790     31.85%
2011        1650       287,100       320        63,360       133        26,334         600         99,000     2703     30.86%
2012        1581       275,094       303        59,994       132        26,136         600         99,000     2616     29.86%
2013        1513       263,262       286        56,628       131        25,938         600         99,000     2530     28.88%
2014        1446       251,604       271        53,658       130        25,740         600         99,000     2447     27.93%
2015        1380       240,120       257        50,886       129        25,542         600         99,000     2366     27.01%

OPERATING ASSUMPTIONS
---------------------
Planning Period
---------------
Planning Period
---------------
   Base Year:     1996
   PPA Final Year:     2015
   PPA Remaining Term: 20   years
   Planning Period:    20   years
   Rounding Precision: -3

                       Electric Heat Rate Assumptions [3]           Aux. Boiler Steam/Chilled Water Assumptions
                      -----------------------------------    -----------------------------------------------------------
                      Demonstrated               Contract      Steam                  C. Water                 Steam
                          Heat       Heat Rate      Heat     Production    Steam     Production   C. Water      Heat
        Year              Rate      Degradation    Rate         Hours    Production     Hours    Production  Requirement
        ----              ----      -----------    ----         -----    ----------     -----    ----------  -----------
                        (Btu/kWh)       (%)      (Btu/kWh)                 (pph)                  (tons-hr)    (Btu/lb)
        1997              8900         0.00%       8900         7800      50,000        4000         1010        1714
        1998              8900         0.00%       8900         7800      50,000        4000         1010        1714
        1999              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2000              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2001              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2002              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2003              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2004              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2005              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2006              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2007              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2008              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2009              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2010              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2011              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2012              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2013              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2014              8900         0.00%       8900         7800      50,000        4000         1010        1714
        2015              8900         0.00%       8900         7800      50,000        4000         1010        1714

     [1] Dispatch hour forecast represents equivalent full load dispatch hours incorporating planned and forced outage factors.
     [2]  VEPCO gas dispatch forecast during PPA term provided by Panda.
     [3] Net electrical generation heat rate including credit from thermal production.
     [4]  Summer output based on demonstrated capacity.

Burns & McDonnell
94-433-4-002        PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing                 File Name:   UPDATE1A.WK4
*    *    *    *    *    *    *    *    *    *    *    *    *   10-Mar-97 Page 2
FUEL COST ASSUMPTIONS

                                                          Summer Gas Cost
                       -----------------------------------------------------------------------------

                          SSG        SGT         SGT         SGT        SR1       SR2        SRX
                       Gulf Spot   Transco      Panda        NCG      Transco     NCNG     Swing Gas
       Year              Price       IT      Pipeline IT   Mgt. Fee  Retainage  Retainage  Retainage
       ----              -----       --      -----------   --------  ---------  ---------  ---------
                       ($/MMBtu)  ($/MMBtu)   ($/MMBtu)   ($/MMBtu)     (%)        (%)        (%)
                                                                        3.79%      2.00%      3.00%
Escalation  1996-2015  ICF Forecast
       1997              $1.69      $0.34      $0.27        $0.04       3.79%      2.00%      3.00%
       1998              $1.78      $0.35      $0.27        $0.04       3.79%      2.00%      3.00%
       1999              $1.89      $0.36      $0.28        $0.04       3.79%      2.00%      3.00%
       2000              $1.99      $0.37      $0.29        $0.04       3.79%      2.00%      3.00%
       2001              $2.09      $0.38      $0.30        $0.04       3.79%      2.00%      3.00%
       2002              $2.19      $0.38      $0.31        $0.04       3.79%      2.00%      3.00%
       2003              $2.30      $0.39      $0.32        $0.04       3.79%      2.00%      3.00%
       2004              $2.41      $0.40      $0.33        $0.04       3.79%      2.00%      3.00%
       2005              $2.52      $0.42      $0.34        $0.04       3.79%      2.00%      3.00%
       2006              $2.65      $0.43      $0.35        $0.04       3.79%      2.00%      3.00%
       2007              $2.78      $0.43      $0.36        $0.04       3.79%      2.00%      3.00%
       2008              $2.91      $0.44      $0.37        $0.04       3.79%      2.00%      3.00%
       2009              $3.05      $0.45      $0.38        $0.04       3.79%      2.00%      3.00%
       2010              $3.21      $0.47      $0.39        $0.04       3.79%      2.00%      3.00%
       2011              $3.33      $0.48      $0.40        $0.04       3.79%      2.00%      3.00%
       2012              $3.47      $0.48      $0.41        $0.04       3.79%      2.00%      3.00%
       2013              $3.60      $0.49      $0.43        $0.04       3.79%      2.00%      3.00%
       2014              $3.75      $0.51      $0.44        $0.04       3.79%      2.00%      3.00%
       2015              $3.89      $0.52      $0.45        $0.04       3.79%      2.00%      3.00%

FUEL COST ASSUMPTIONS

                                       Summer Gas Cost
                        -----------------------------------------------------
                          Summer    Summer     Summer
                           Gas       Gas         Gas
       Year               Charge    Charge      Cost      Margin      Margin
       ----               ------    ------      ----      ------      ------
                        ($/MMBtu)   ($/kWh)   ($/MMBtu)  ($/MMBtu)    ($/kWh)

Escalation  1996-2015
       1997               $2.49    $0.02213      $2.15     $0.34     $0.00300
       1998               $2.61    $0.02320      $2.26     $0.35     $0.00310
       1999               $2.74    $0.02441      $2.38     $0.36     $0.00322
       2000               $2.87    $0.02557      $2.50     $0.37     $0.00333
       2001               $3.00    $0.02667      $2.61     $0.39     $0.00344
       2002               $3.11    $0.02770      $2.71     $0.40     $0.00356
       2003               $3.26    $0.02899      $2.84     $0.41     $0.00368
       2004               $3.40    $0.03022      $2.97     $0.43     $0.00381
       2005               $3.54    $0.03150      $3.10     $0.44     $0.00394
       2006               $3.70    $0.03295      $3.24     $0.46     $0.00408
       2007               $3.86    $0.03434      $3.38     $0.47     $0.00422
       2008               $4.02    $0.03578      $3.53     $0.49     $0.00436
       2009               $4.20    $0.03741      $3.70     $0.51     $0.00452
       2010               $4.39    $0.03911      $3.87     $0.53     $0.00467
       2011               $4.56    $0.04057      $4.02     $0.54     $0.00483
       2012               $4.71    $0.04194      $4.15     $0.56     $0.00498
       2013               $4.89    $0.04351      $4.31     $0.58     $0.00515
       2014               $5.07    $0.04514      $4.47     $0.60     $0.00531
       2015               $5.26    $0.04682      $4.64     $0.62     $0.00549

FUEL COST ASSUMPTIONS

                                          Winter Gas Cost
                       -----------------------------------------------------------------------------
                           WSG         WGT        WGT      Panda       WGT        WR1        WR2
                       Appalachian   Transco      CNG     Pipeline     NCG      Transco      CNG
       Year               Price         IT        IT         IT      Mgt. Fee   Retainage  Retainage
       ----               -----         --        --         --      --------   ---------  ---------
                        ($/MMBtu)   ($/MMBtu)  ($/MMBtu)  ($/MMBtu)  ($/MMBtu)     (%)       (%)
                                                                                  1.97%      2.28%
Escalation  1996-2015  ICF Forecast
       1997               $1.98       $0.24      $0.21      $0.27     $0.04       1.97%      2.28%
       1998               $2.08       $0.25      $0.21      $0.27     $0.04       1.97%      2.28%
       1999               $2.19       $0.25      $0.21      $0.28     $0.04       1.97%      2.28%
       2000               $2.30       $0.26      $0.22      $0.29     $0.04       1.97%      2.28%
       2001               $2.40       $0.26      $0.23      $0.30     $0.04       1.97%      2.28%
       2002               $2.52       $0.27      $0.23      $0.31     $0.04       1.97%      2.28%
       2003               $2.63       $0.28      $0.24      $0.32     $0.04       1.97%      2.28%
       2004               $2.76       $0.29      $0.25      $0.33     $0.04       1.97%      2.28%
       2005               $2.88       $0.30      $0.26      $0.34     $0.04       1.97%      2.28%
       2006               $3.02       $0.30      $0.25      $0.35     $0.04       1.97%      2.28%
       2007               $3.16       $0.30      $0.26      $0.36     $0.04       1.97%      2.28%
       2008               $3.31       $0.31      $0.26      $0.37     $0.04       1.97%      2.28%
       2009               $3.45       $0.32      $0.27      $0.38     $0.04       1.97%      2.28%
       2010               $3.62       $0.33      $0.28      $0.39     $0.04       1.97%      2.28%
       2011               $3.75       $0.34      $0.29      $0.40     $0.04       1.97%      2.28%
       2012               $3.90       $0.35      $0.30      $0.41     $0.04       1.97%      2.28%
       2013               $4.05       $0.36      $0.31      $0.43     $0.04       1.97%      2.28%
       2014               $4.21       $0.37      $0.30      $0.44     $0.04       1.97%      2.28%
       2015               $4.37       $0.36      $0.31      $0.45     $0.04       1.97%      2.28%

FUEL COST ASSUMPTIONS

                                                               Winter Gas Cost
                        ---------------------------------------------------------------------------------
                                                                             Total
                           WR2       WRX      Winter     Winter    Winter    Winter
                          NCNG     Swing Gas    Gas       Gas       Gas       Gas
       Year             Retainage  Retainage   Charge    Charge     Cost      Cost     Margin    Margin
       ----             ---------  ---------   ------    ------     ----      ----     ------    ------
                           (%)        (%)     ($/MMBtu)  ($/kWh)  ($/MMBtu)  ($/kWh)  ($/MMBtu)  ($/kWh)
                          2.00%     3.00%
Escalation  1996-2015
       1997               2.00%     3.00%       $2.93    $0.02605    $2.61   $0.02323  $0.31668  $0.00282
       1998               2.00%     3.00%       $3.05    $0.02714    $2.72   $0.02423  $0.32729  $0.00291
       1999               2.00%     3.00%       $3.18    $0.02827    $2.84   $0.02526  $0.33825  $0.00301
       2000               2.00%     3.00%       $3.32    $0.02955    $2.97   $0.02643  $0.34956  $0.00311
       2001               2.00%     3.00%       $3.46    $0.03076    $3.10   $0.02755  $0.36096  $0.00321
       2002               2.00%     3.00%       $3.61    $0.03214    $3.24   $0.02882  $0.37303  $0.00332
       2003               2.00%     3.00%       $3.76    $0.03345    $3.37   $0.03002  $0.38518  $0.00343
       2004               2.00%     3.00%       $3.93    $0.03494    $3.53   $0.03140  $0.39805  $0.00354
       2005               2.00%     3.00%       $4.09    $0.03636    $3.67   $0.03270  $0.41101  $0.00366
       2006               2.00%     3.00%       $4.25    $0.03784    $3.83   $0.03406  $0.42474  $0.00378
       2007               2.00%     3.00%       $4.41    $0.03924    $3.97   $0.03534  $0.43857  $0.00390
       2008               2.00%     3.00%       $4.60    $0.04096    $4.15   $0.03693  $0.45321  $0.00403
       2009               2.00%     3.00%       $4.79    $0.04261    $4.32   $0.03845  $0.46795  $0.00416
       2010               2.00%     3.00%       $5.00    $0.04447    $4.51   $0.04016  $0.48356  $0.00430
       2011               2.00%     3.00%       $5.18    $0.04609    $4.68   $0.04165  $0.49888  $0.00444
       2012               2.00%     3.00%       $5.37    $0.04778    $4.85   $0.04320  $0.51468  $0.00458
       2013               2.00%     3.00%       $5.56    $0.04952    $5.03   $0.04480  $0.53098  $0.00473
       2014               2.00%     3.00%       $5.75    $0.05118    $5.20   $0.04630  $0.54780  $0.00488
       2015               2.00%     3.00%       $5.94    $0.05288    $5.38   $0.04785  $0.56514  $0.00503

FUEL COST ASSUMPTIONS

                                                     Winter Fuel Oil Cost
                       --------------------------------------------------------------------------------
                       Delivered   Panda      Winter     Winter              Winter
                        Fuel Oil  Handling     Oil         Oil    Fuel Oil    Oil
       Year              Price     Charge     Charge     Charge    Usage      Cost       Margin  Margin
       ----              -----     ------     ------     ------    -----      ----       ------  ------
                       ($/MMBtu)  ($/MMBtu)  ($/MMBtu)   ($/kWh)    (%)     ($/MMBtu)  ($/MMBtu) ($/kWh)

Escalation  1996-2015               3.00%
       1997              $3.96     $0.10      $4.06     $0.03617   80.00%    $3.69     $0.37008  $0.00329
       1998              $4.08     $0.10      $4.18     $0.03719   80.00%    $3.81     $0.37304  $0.00332
       1999              $4.19     $0.11      $4.30     $0.03825   80.00%    $3.92     $0.37629  $0.00335
       2000              $4.31     $0.11      $4.42     $0.03933   80.00%    $4.04     $0.37661  $0.00335
       2001              $4.48     $0.11      $4.59     $0.04083   80.00%    $4.20     $0.38534  $0.00343
       2002              $4.66     $0.11      $4.76     $0.04240   80.00%    $4.37     $0.39203  $0.00349
       2003              $4.84     $0.11      $4.95     $0.04402   80.00%    $4.54     $0.40125  $0.00357
       2004              $5.02     $0.11      $5.13     $0.04568   80.00%    $4.72     $0.40780  $0.00363
       2005              $5.22     $0.11      $5.33     $0.04742   80.00%    $4.91     $0.41752  $0.00372
       2006              $5.42     $0.11      $5.53     $0.04922   80.00%    $5.10     $0.42744  $0.00380
       2007              $5.63     $0.11      $5.74     $0.05109   80.00%    $5.30     $0.44091  $0.00392
       2008              $5.85     $0.11      $5.96     $0.05303   80.00%    $5.51     $0.44862  $0.00399
       2009              $6.07     $0.11      $6.18     $0.05502   80.00%    $5.72     $0.45934  $0.00409
       2010              $6.31     $0.11      $6.42     $0.05710   80.00%    $5.95     $0.46745  $0.00416
       2011              $6.55     $0.11      $6.66     $0.05927   80.00%    $6.18     $0.48270  $0.00430
       2012              $6.81     $0.11      $6.91     $0.06154   80.00%    $6.42     $0.49886  $0.00444
       2013              $7.07     $0.11      $7.18     $0.06387   80.00%    $6.66     $0.51531  $0.00459
       2014              $7.34     $0.11      $7.45     $0.06631   80.00%    $6.91     $0.53658  $0.00478
       2015              $7.63     $0.11      $7.73     $0.06884   80.00%    $7.18     $0.55840  $0.00497

FUEL COST ASSUMPTIONS

                                                                             VEPCO Gas Cost
                    -------------------------------------------------------------------------------------------------------------
                       MGT       Panda   VEPCO     VEPCO      Plant       FA        VEPCO    VEPCO      VEPCO     VEPCO
                    Management Pipeline   Gas       Gas      Variable    NCNG    Nomination   Gas     Nomination   Gas
       Year            Fee      Charge   Charge    Charge   O&M Costs  Retainage    Fee     Charge       Fee       Cost   Margin
       ----            ---      ------   ------    ------   ---------  ---------    ---     ------       ---       ----   ------
                    ($/MMBtu) ($/MMBtu) ($/MMBtu)  ($/kWh)    ($/kWh)     (%)      ($/day)   ($/kWh)   ($/day)   ($/kWh) ($/kWh)
                                                                        2.00%        $450                 $450
Escalation 1996-2015  0.00%      3.00%
       1997          $0.04      $0.13    $0.17   $0.00153   $0.00216   2.00%      $7,500   $0.00388   $7,500   $0.00011  $0.00377
       1998          $0.04      $0.14    $0.18   $0.00157   $0.00222   2.00%      $9,375   $0.00398   $9,375   $0.00011  $0.00387
       1999          $0.04      $0.14    $0.18   $0.00161   $0.00229   2.00%      $9,375   $0.00409   $9,375   $0.00011  $0.00398
       2000          $0.04      $0.14    $0.18   $0.00164   $0.00236   2.00%      $9,375   $0.00420   $9,375   $0.00011  $0.00408
       2001          $0.04      $0.14    $0.18   $0.00164   $0.00243   2.00%      $9,375   $0.00427   $9,375   $0.00011  $0.00416
       2002          $0.04      $0.14    $0.18   $0.00164   $0.00250   2.00%      $9,375   $0.00434   $9,375   $0.00011  $0.00423
       2003          $0.04      $0.14    $0.18   $0.00164   $0.00258   2.00%     $11,250   $0.00442  $11,250   $0.00011  $0.00431
       2004          $0.04      $0.14    $0.18   $0.00164   $0.00266   2.00%     $11,250   $0.00450  $11,250   $0.00011  $0.00439
       2005          $0.04      $0.14    $0.18   $0.00164   $0.00274   2.00%     $11,250   $0.00458  $11,250   $0.00011  $0.00447
       2006          $0.04      $0.14    $0.18   $0.00164   $0.00282   2.00%     $11,250   $0.00466  $11,250   $0.00011  $0.00455
       2007          $0.04      $0.14    $0.18   $0.00164   $0.00290   2.00%     $11,250   $0.00475  $11,250   $0.00011  $0.00464
       2008          $0.04      $0.14    $0.18   $0.00164   $0.00299   2.00%     $11,250   $0.00484  $11,250   $0.00011  $0.00473
       2009          $0.04      $0.14    $0.18   $0.00164   $0.00308   2.00%     $11,250   $0.00493  $11,250   $0.00011  $0.00482
       2010          $0.04      $0.14    $0.18   $0.00164   $0.00317   2.00%     $11,250   $0.00503  $11,250   $0.00011  $0.00491
       2011          $0.04      $0.14    $0.18   $0.00164   $0.00327   2.00%     $11,250   $0.00512  $11,250   $0.00011  $0.00501
       2012          $0.04      $0.14    $0.18   $0.00164   $0.00337   2.00%     $11,250   $0.00522  $11,250   $0.00011  $0.00511
       2013          $0.04      $0.14    $0.18   $0.00164   $0.00347   2.00%     $11,250   $0.00533  $11,250   $0.00011  $0.00521
       2014          $0.04      $0.14    $0.18   $0.00164   $0.00357   2.00%     $11,250   $0.00543  $11,250   $0.00011  $0.00532
       2015          $0.04      $0.14    $0.18   $0.00164   $0.00368   2.00%     $11,250   $0.00554  $11,250   $0.00011  $0.00543

FUEL COST ASSUMPTIONS

                                                 Auxiliary Boiler Steam/Chilled Water Fuel Cost
                           -------------------------------------------------------------------------------------
                                                                                             Texas
                           Gulf Spot   Transco    GRI/ACA     NCG      Transco     CNG        Gas        NCNG
       Year                  Price    Commodity  Surcharge  Mgt. Fee  Retainage  Retainage  Retainage  Retainage
       ----                  -----    ---------  ---------  --------  ---------  ---------  ---------  ---------
                           ($/MMBtu)  ($/MMBtu)  ($/MMBtu) ($/MMBtu)     (%)        (%)        (%)        (%)
                                                                         3.79%     2.28%       2.00%     1.00%
Escalation  1996-2015    ICF Forecast    3.00%       3.00%     0.00%
       1997                  $1.69      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       1998                  $1.78      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       1999                  $1.89      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2000                  $1.99      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2001                  $2.09      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2002                  $2.19      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2003                  $2.30      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2004                  $2.41      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2005                  $2.52      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2006                  $2.65      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2007                  $2.78      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2008                  $2.91      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2009                  $3.05      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2010                  $3.21      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2011                  $3.33      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2012                  $3.47      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2013                  $3.60      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2014                  $3.75      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%
       2015                  $3.89      $0.03       $0.02     $0.04      3.79%     2.28%       2.00%     1.00%

FUEL COST ASSUMPTIONS

                         Auxiliary Boiler Steam/Chilled Water Fuel Cost
                         ----------------------------------------------
                             Steam      Steam
                              Gas        Gas      Steam
       Year                   Cost      Cost      Charge    Margin
       ----                   ----      ----      ------    ------
                            ($/MMBtu)  ($/klbs)  ($/klbs)  ($/klbs)

Escalation  1996-2015                              0.00%

       1997                   $1.94     $3.32     $1.15     ($2.17)
       1998                   $2.04     $3.50     $1.15     ($2.35)
       1999                   $2.16     $3.70     $1.15     ($2.55)
       2000                   $2.27     $3.90     $1.15     ($2.75)
       2001                   $2.38     $4.07     $1.15     ($2.92)
       2002                   $2.48     $4.26     $1.15     ($3.11)
       2003                   $2.61     $4.47     $1.15     ($3.32)
       2004                   $2.73     $4.67     $1.15     ($3.52)
       2005                   $2.85     $4.88     $1.15     ($3.73)
       2006                   $2.99     $5.12     $1.15     ($3.97)
       2007                   $3.14     $5.38     $1.15     ($4.23)
       2008                   $3.28     $5.61     $1.15     ($4.46)
       2009                   $3.43     $5.89     $1.15     ($4.74)
       2010                   $3.60     $6.17     $1.15     ($5.02)
       2011                   $3.74     $6.41     $1.15     ($5.26)
       2012                   $3.89     $6.66     $1.15     ($5.51)
       2013                   $4.03     $6.92     $1.15     ($5.77)
       2014                   $4.19     $7.18     $1.15     ($6.03)
       2015                   $4.35     $7.46     $1.15     ($6.31)

Burns & McDonnell
94-433-4-002        PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing                 File Name:   UPDATE1A.WK4
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *10-Mar-97

PROJECT FINANCING ASSUMPTIONS

                                                                       Equal
                                                                       Annual
Financing Sources of Funds                           Refinancing    Debt Service
--------------------------                           -----------    ------------
DEBT FINANCING:
     First Mortage Bonds:
     Percentage Financed ........................         85.63%
     Principal Amount ...........................  $111,400,000      $11,879,000
     Interest Rate ..............................          8.63%
     Term .......................................          20.0
     Years of Interest Only .....................           0.0
     Debt Service Reserve Fund (% of Principal) .          7.26%
     Financing Fees .............................          2.69%

     Subordinate Debt A:
     Percentage Financed ........................          0.00%
     Principal Amount ...........................  $          0      $         0
     Interest Rate ..............................          9.00%
     Term .......................................          20.0
     Years of Interest Only .....................           0.0
     Debt Service Reserve Fund (% of Principal) .          0.00%
     Financing Fees .............................          0.00%


OTHER FINANCING SOURCES:
     Existing Debt Service Reserve Fund .........  $  4,117,388
     Existing Turbine Overhaul Reserve ..........  $    931,032
     Existing Reimbursement Obligation Account ..  $  8,247,605
     Existing Pollution Control Account .........  $  5,256,983
     Existing Spare Parts Account ...............  $    113,737
     Existing Revenue Account ...................  $     27,763
     Total Other Financing Sources ..............  $ 18,694,508

TOTAL SOURCES OF FUNDS ..........................  $130,094,508



Financing Uses of Funds

REFINANCING COSTS::
   Operating Account ............................  $    868,226
   Defeasance of Taxable Revenue Bonds ..........  $103,209,600

PROJECT COSTS:
   Pollution Control Reserve ....................  $  5,256,983
   Turbine Overhaul Reserve .....................  $    942,632

FINANCING COSTS
   Debt Service Reserve .........................  $  8,090,714
   Fees and Expenses ............................  $  3,000,000

Partial Redemption of FMCC Rosemary Interest ....  $  8,726,353

TOTAL USES OF FUNDS .............................  $130,094,508

Principal Amortization        Option    4
-----------------------------------------------------
Equal Annual Principal & Interest - No Deferral     1
Equal Annual Principal & Interest - Deferral        2
Equal Annual Principal                              3
Custom Principal Amortization                       4



Principal Amortization        Option    1
-----------------------------------------------------
Equal Annual Principal & Interest - No Deferral     1
Equal Annual Principal & Interest - Deferral        2
Equal Annual Principal                              3
Custom Principal Amortization                       4



              Custom Principal
            Amortization Schedules
            ----------------------
         First Mortgage  Subordinate
Year         Bonds        Debt A
------------------------------------
1996       2,752,917         0
1997       5,500,486         0
1998       5,922,470         0
1999       5,092,762         0
2000       5,472,859         0
2001       5,880,138         0
2002       6,293,654         0
2003       6,737,026         0
2004       7,215,155         0
2005       7,696,849         0
2006       4,292,019         0
2007       4,492,094         0
2008       4,704,645         0
2009       4,918,978         0
2010       5,142,670         0
2011       5,422,061         0
2012       5,691,203         0
2013       5,952,770         0
2014       6,188,493         0
2015       6,030,751         0
====================================
         111,400,000         0

Burns & McDonnell
94-433-4-002        PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing                 File Name:   UPDATE1A.WK4
*    *    *    *    *    *    *    *    *    *    *    *    *   10-Mar-97 Page 4

DEBT SERVICE CALCULATIONS               50.00%

                               1996          1997          1998         1999         2000         2001
                            ---------     ---------     ---------    ---------    ---------    ---------
  First Mortgage Bonds:
      Beginning Balance    111,400,000   108,647,083   103,146,597   97,224,127   92,131,365   86,658,506

            Interest ...     5,174,789     9,192,905     8,704,839    8,220,862    7,769,317    7,284,110
            Principal ..     2,752,917     5,500,486     5,922,470    5,092,762    5,472,859    5,880,138
                             ---------     ---------     ---------    ---------    ---------    ---------
            Debt Service     7,927,706    14,693,391    14,627,309   13,313,624   13,242,176   13,164,248

      Ending Balance ...   108,647,083   103,146,597    97,224,127   92,131,365   86,658,506   80,778,368

  Subordinated Debt A:
      Beginning Balance              0             0             0            0            0            0

            Interest ...             0             0             0            0            0            0
            Principal ..             0             0             0            0            0            0
                             ---------     ---------     ---------    ---------    ---------    ---------
            Debt Service             0             0             0            0            0            0

      Ending Balance ...             0             0             0            0            0            0

  TOTAL DEBT SERVICE
       Interest ........     5,174,789     9,192,905     8,704,839    8,220,862    7,769,317    7,284,110
       Principal .......     2,752,917     5,500,486     5,922,470    5,092,762    5,472,859    5,880,138
                             ---------     ---------     ---------    ---------    ---------    ---------
       Debt Service ....     7,927,706    14,693,391    14,627,309   13,313,624   13,242,176   13,164,248

DEBT SERVICE CALCULATIONS
                              2002         2003         2004         2005         2006
                            ---------    ---------    ---------    ---------    ---------
  First Mortgage Bonds:
      Beginning Balance    80,778,368   74,484,714   67,747,688   60,532,533   52,835,684

            Interest ...    6,763,574    6,206,406    5,609,873    4,971,986    4,418,258
            Principal ..    6,293,654    6,737,026    7,215,155    7,696,849    4,292,019
                            ---------    ---------    ---------    ---------    ---------
            Debt Service   13,057,228   12,943,432   12,825,028   12,668,835    8,710,277

      Ending Balance ...   74,484,714   67,747,688   60,532,533   52,835,684   48,543,665

  Subordinated Debt A:
      Beginning Balance             0            0            0            0            0

            Interest ...            0            0            0            0            0
            Principal ..            0            0            0            0            0
                            ---------    ---------    ---------    ---------    ---------
            Debt Service            0            0            0            0            0

      Ending Balance ...            0            0            0            0            0

  TOTAL DEBT SERVICE
       Interest ........    6,763,574    6,206,406    5,609,873    4,971,986    4,418,258
       Principal .......    6,293,654    6,737,026    7,215,155    7,696,849    4,292,019
                            ---------    ---------    ---------    ---------    ---------
       Debt Service ....   13,057,228   12,943,432   12,825,028   12,668,835    8,710,277

DEBT SERVICE CALCULATIONS
                               2007         2008         2009         2010         2011
                            ---------    ---------    ---------    ---------    ---------
  First Mortgage Bonds:
      Beginning Balance    48,543,665   44,051,571   39,346,926   34,427,948   29,285,278

            Interest ...    4,041,600    3,647,282    3,234,574    2,803,077    2,350,485
            Principal ..    4,492,094    4,704,645    4,918,978    5,142,670    5,422,061
                            ---------    ---------    ---------    ---------    ---------
            Debt Service    8,533,694    8,351,927    8,153,552    7,945,747    7,772,546

      Ending Balance ...   44,051,571   39,346,926   34,427,948   29,285,278   23,863,217

  Subordinated Debt A:
      Beginning Balance             0            0            0            0            0

            Interest ...            0            0            0            0            0
            Principal ..            0            0            0            0            0
                            ---------    ---------    ---------    ---------    ---------
            Debt Service            0            0            0            0            0

      Ending Balance ...            0            0            0            0            0

  TOTAL DEBT SERVICE
       Interest ........    4,041,600    3,647,282    3,234,574    2,803,077    2,350,485
       Principal .......    4,492,094    4,704,645    4,918,978    5,142,670    5,422,061
                            ---------    ---------    ---------    ---------    ---------
       Debt Service ....    8,533,694    8,351,927    8,153,552    7,945,747    7,772,546

DEBT SERVICE CALCULATIONS
                              2012         2013        2014          2015
                           ----------   ----------   ----------   ---------
  First Mortgage Bonds:
      Beginning Balance    23,863,217   18,172,014   12,219,244   6,030,751

            Interest ...    1,874,128    1,374,801      853,751     325,095    94,821,712
            Principal ..    5,691,203    5,952,770    6,188,493   6,030,751   111,400,000
                           ----------   ----------   ----------   ---------
            Debt Service    7,565,331    7,327,571    7,042,244   6,355,846

      Ending Balance ...   18,172,014   12,219,244    6,030,751           0

  Subordinated Debt A:
      Beginning Balance             0            0            0           0

            Interest ...            0            0            0           0
            Principal ..            0            0            0           0
                           ----------   ----------   ----------   ---------
            Debt Service            0            0            0           0

      Ending Balance ...            0            0            0           0

  TOTAL DEBT SERVICE
       Interest ........    1,874,128    1,374,801      853,751     325,095
       Principal .......    5,691,203    5,952,770    6,188,493   6,030,751
                           ----------   ----------   ----------   ---------
       Debt Service ....    7,565,331    7,327,571    7,042,244   6,355,846

Burns & McDonnell
94-433-4-002        PANDA

Panda Energy Corporation       Alternative: Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing               File Name:     UPDATE1A.WK4
*    *    *    *    *    *    *    *    *    *    *    *    10-Mar-97 Page 5
FUEL COSTS

  Dispatch Operations ...............                 1997       1998       1999       2000        2001        2002        2003
                                                 --------------------------------------------------------------------------------
  Total Hours .......................                8,760      8,760      8,760      8,760       8,760       8,760       8,760
  Summer Capacity ...................                174.0      174.0      174.0      174.0       174.0       174.0       174.0
  VEPCO Capacity ....................                165.0      165.0      165.0      165.0       165.0       165.0       165.0
  Winter Capacity ...................                198.0      198.0      198.0      198.0       198.0       198.0       198.0

  Summer Dispatch ...................                  511        775      1,038      1,453       1,868       1,960       2,053
  Winter Gas Dispatch ...............                  117        183        250        241         231         272         320
  Winter Oil Dispatch ...............                    3         10         17         19          21          37          65
  VEPCO Gas Dispatch ................                  400        500        500        500         500         500         600
                                                 --------------------------------------------------------------------------------
    Total Dispatch Hours ............                1,031      1,468      1,805      2,213       2,620       2,769       3,038
    Percentage ......................                11.77%     16.76%     20.61%     25.26%      29.91%      31.61%      34.68%

  Winter Starts .....................                    3          5          6          6           6           7           8
  Winter Start Duration .............                   40         40         40         40          40          40          40

  Net Generation

  Availability Factor [1] ...........                100.0%     100.0%     100.0%     100.0%      100.0%      100.0%      100.0%
  Equivalent Load Factor ............                100.0%     100.0%     100.0%     100.0%      100.0%      100.0%      100.0%

  [1] Equivalent full load dispatch hours from Dispatch Assumptions incorporate planned outage and forced outage availability factors.

  Summer Output ..................... MWh           88,914    134,850    180,612    252,822     325,032     341,040     357,222
  Winter Gas Output ................. MWh           23,166     36,234     49,500     47,718      45,738      53,856      63,360
  Winter Oil Dispatch ............... MWh              594      1,980      3,366      3,762       4,158       7,326      12,870
  VEPCO Gas Dispatch  MWh ...........               66,000     82,500     82,500     82,500      82,500      82,500      99,000
                                                 --------------------------------------------------------------------------------
  Net Generation .................... MWh          178,674    255,564    315,978    386,802     457,428     484,722     532,452


  Fuel Usage - Electrical Generation

  Net Electric Heat Rate
    Btu/kWh .........................                 8900       8900       8900       8900        8900        8900        8900
  Summer Gas Fuel ................... MMBtu        791,335  1,200,165  1,607,447  2,250,116   2,892,785   3,035,256   3,179,276
  Winter Gas Fuel ................... MMBtu        206,177    322,483    440,550    424,690     407,068     479,318     563,904
  Winter Oil Fuel ................... MMBtu          5,287     17,622     29,957     33,482      37,006      65,201     114,543
  VEPCO Gas Fuel .................... MMBtu        587,400    734,250    734,250    734,250     734,250     734,250     881,100
                                                 --------------------------------------------------------------------------------
    Total Fuel Usage  MMBtu .........            1,590,199  2,274,520  2,812,204  3,442,538   4,071,109   4,314,026   4,738,823


  Fuel Cost - Electrical Generation

  Summer Gas Fuel ................... $/MMBtu    $    2.15  $    2.26  $    2.38  $    2.50  $     2.61  $     2.71  $     2.84
  Winter Gas Fuel ................... $/MMBtu    $    2.61  $    2.72  $    2.84  $    2.97  $     3.10  $     3.24  $     3.37
  Winter Oil Fuel ................... $/MMBtu    $    3.69  $    3.81  $    3.92  $    4.04  $     4.20  $     4.37  $     4.54
  VEPCO Gas Fuel .................... $/kWh      $ 0.00011  $ 0.00011  $ 0.00011  $ 0.00011  $  0.00011  $  0.00011  $  0.00011

  Summer Gas Fuel ................... $          1,702,000  2,710,000  3,829,000  5,624,000   7,549,000   8,231,000   9,041,000
  Winter Gas Fuel ................... $            538,000    878,000  1,250,000  1,261,000   1,260,000   1,552,000   1,902,000
  Winter Oil Fuel ................... $             20,000     67,000    117,000    135,000     156,000     285,000     521,000
  VEPCO Gas Fuel .................... $              7,500      9,400      9,400      9,400       9,400       9,400      11,300
                                                 --------------------------------------------------------------------------------
  Total Fuel Cost ................... $          2,267,500  3,664,400  5,205,400  7,029,400   8,974,400  10,077,400  11,475,300


  Total Fuel Costs - Cogen Plant

  Summer Gas Fuel ................... $          1,702,000  2,710,000  3,829,000  5,624,000   7,549,000   8,231,000   9,041,000
  Winter Gas Fuel ................... $            538,000    878,000  1,250,000  1,261,000   1,260,000   1,552,000   1,902,000
  Winter Oil Fuel ................... $             20,000     67,000    117,000    135,000     156,000     285,000     521,000
  VEPCO Gas Fuel .................... $              7,500      9,400      9,400      9,400       9,400       9,400      11,300

  Fuel Usage - Thermal MMBtu ........               35,735     51,113     63,196     77,360      91,486      96,944     106,490
  Fuel Cost - Thermal [2] ........... $             69,000    104,000    137,000    176,000     217,000     241,000     278,000
                                                 --------------------------------------------------------------------------------
    Total Fuel Costs -
       Cogen Plant ..................            2,337,000  3,768,000  5,342,000  7,205,000   9,191,000  10,318,000  11,753,000

    Average Fuel Cost ($/MMBtu) .....            $    1.44  $    1.62  $    1.86  $    2.05  $     2.21  $     2.34  $     2.43
    Average Fuel Cost ($/kWh) .......            $  0.0131  $  0.0147  $  0.0169  $  0.0186  $   0.0201  $   0.0213  $   0.0221

  [2] Boiler fuel cost estimate below used to determine fuel cost allocation of thermal production.

  Steam/Chilled Water

  Steam Production Hours ............                7,800      7,800      7,800      7,800       7,800       7,800       7,800
  Chilled Water Production Hours ....                4,000      4,000      4,000      4,000       4,000       4,000       4,000

  Steam Production Hours - Boiler ...                6,769      6,332      5,995      5,587       5,180       5,031       4,762
  Chilled Water Production Hours - Boiler            2,972      2,542      2,212      1,806       1,401       1,268       1,027

  Steam Fuel - Boiler ............... MMBtu        580,103    542,652    513,772    478,806     443,926     431,157     408,103
  C. Water Fuel - Boiler ............ MMBtu         91,580     78,330     68,161     55,651      43,171      39,073      31,646
                                                 --------------------------------------------------------------------------------
  Total Boiler Fuel ................. MMBtu        671,683    620,982    581,933    534,457     487,097     470,229     439,750

  Boiler Fuel Cost .................. $/MMBtu    $    1.94  $    2.04  $    2.16  $    2.27  $     2.38  $     2.48  $     2.61

  Boiler Fuel Cost .................. $          1,301,000  1,267,000  1,257,000  1,215,000   1,158,000   1,168,000   1,148,000
  Dispatch Operations ...................                    2004        2005        2006        2007        2008          2009
                                                          -----------------------------------------------------------------------
  Total Hours ...........................                   8,760       8,760       8,760       8,760       8,760         8,760
  Summer Capacity .......................                   174.0       174.0       174.0       174.0       174.0         174.0
  VEPCO Capacity ........................                   165.0       165.0       165.0       165.0       165.0         165.0
  Winter Capacity .......................                   198.0       198.0       198.0       198.0       198.0         198.0

  Summer Dispatch .......................                   2,149       2,248       2,130       2,019       1,913         1,813
  Winter Gas Dispatch ...................                     376         441         418         397         376           356
  Winter Oil Dispatch ...................                     114         202         186         171         158           145
  VEPCO Gas Dispatch ....................                     600         600         600         600         600           600
                                                          -----------------------------------------------------------------------
       Total Dispatch Hours .............                   3,239       3,491       3,334       3,187       3,047         2,914
       Percentage .......................                   36.97%      39.85%      38.06%      36.38%      34.78%        33.26%

  Winter Starts .........................                       9          11          10          10           9             9
  Winter Start Duration .................                      40          40          40          40          40            40

  Net Generation

  Availability Factor [1] ...............                   100.0%      100.0%      100.0%      100.0%      100.0%        100.0%
  Equivalent Load Factor ................                   100.0%      100.0%      100.0%      100.0%      100.0%        100.0%

  [1] Equivalent full load dispatch hours from Dispatch Assumptions incorporate planned outage and forced outage availability factors.

  Summer Output .........................   MWh           373,926     391,152     370,620     351,306     332,862       315,462
  Winter Gas Output .....................   MWh            74,448      87,318      82,764      78,606      74,448        70,488
  Winter Oil Dispatch ...................   MWh            22,572      39,996      36,828      33,858      31,284        28,710
  VEPCO Gas Dispatch  MWh ...............                  99,000      99,000      99,000      99,000      99,000        99,000
                                                          -----------------------------------------------------------------------
  Net Generation ........................   MWh           569,946     617,466     589,212     562,770     537,594       513,660


  Fuel Usage - Electrical Generation

  Net Electric Heat Rate ................   Btu/kWh          8900        8900        8900        8900        8900          8900
  Summer Gas Fuel .......................   MMBtu       3,327,941   3,481,253   3,298,518   3,126,623   2,962,472     2,807,612
  Winter Gas Fuel .......................   MMBtu         662,587     777,130     736,600     699,593     662,587       627,343
  Winter Oil Fuel .......................   MMBtu         200,891     355,964     327,769     301,336     278,428       255,519
  VEPCO Gas Fuel ........................   MMBtu         881,100     881,100     881,100     881,100     881,100       881,100
                                                          -----------------------------------------------------------------------
       Total Fuel Usage .................   MMBtu       5,072,519   5,495,447   5,243,987   5,008,653   4,784,587     4,571,574


  Fuel Cost - Electrical Generation

  Summer Gas Fuel .......................   $/MMBtu    $     2.97  $     3.10  $     3.24  $     3.38  $     3.53    $     3.70
  Winter Gas Fuel .......................   $/MMBtu    $     3.53  $     3.67  $     3.83  $     3.97  $     4.15    $     4.32
  Winter Oil Fuel .......................   $/MMBtu    $     4.72  $     4.91  $     5.10  $     5.30  $     5.51    $     5.72
  VEPCO Gas Fuel ........................   $/kWh      $  0.00011  $  0.00011  $  0.00011  $  0.00011  $  0.00011    $  0.00011

  Summer Gas Fuel .......................   $           9,876,000  10,779,000  10,702,000  10,582,000  10,456,000    10,376,000
  Winter Gas Fuel .......................   $           2,337,000   2,855,000   2,819,000   2,778,000   2,749,000     2,710,000
  Winter Oil Fuel .......................   $             949,000   1,748,000   1,672,000   1,597,000   1,534,000     1,462,000
  VEPCO Gas Fuel ........................   $              11,300      11,300      11,300      11,300      11,300        11,300
                                                          -----------------------------------------------------------------------
  Total Fuel Cost .......................   $          13,173,300  15,393,300  15,204,300  14,968,300  14,750,300    14,559,300


  Total Fuel Costs - Cogen Plant

  Summer Gas Fuel .......................   $           9,876,000  10,779,000  10,702,000  10,582,000  10,456,000    10,376,000
  Winter Gas Fuel .......................   $           2,337,000   2,855,000   2,819,000   2,778,000   2,749,000     2,710,000
  Winter Oil Fuel .......................   $             949,000   1,748,000   1,672,000   1,597,000   1,534,000     1,462,000
  VEPCO Gas Fuel ........................   $              11,300      11,300      11,300      11,300      11,300        11,300

  Fuel Usage - Thermal ..................   MMBtu         113,989     123,493     117,842     112,554     107,519       102,732
  Fuel Cost - Thermal [2] ...............   $             311,000     352,000     352,000     353,000     352,000       353,000
                                                          -----------------------------------------------------------------------
       Total Fuel Costs
         - Cogen Plant ..................              13,484,000  15,745,000  15,556,000  15,321,000  15,102,000    14,912,000

       Average Fuel Cost  ($/MMBtu) .....              $     2.60  $     2.80  $     2.90  $     2.99  $     3.09    $     3.19
       Average Fuel Cost  ($/kWh) .......              $   0.0237  $   0.0255  $   0.0264  $   0.0272  $   0.0281    $   0.0290

  [2] Boiler fuel cost estimate below used to determine fuel cost allocation of thermal production.

  Steam/Chilled Water

  Steam Production Hours ................                   7,800       7,800       7,800       7,800       7,800         7,800
  Chilled Water Production Hours ........                   4,000       4,000       4,000       4,000       4,000         4,000

  Steam Production Hours - Boiler .......                   4,561       4,309       4,466       4,613       4,753         4,886
  Chilled Water Production Hours - Boiler                     875         711         852         984       1,111         1,231

  Steam Fuel - Boiler ...................   MMBtu         390,878     369,281     382,736     395,334     407,332       418,730
  C. Water Fuel - Boiler ................   MMBtu          26,963      21,909      26,254      30,321      34,235        37,932
                                                          -----------------------------------------------------------------------
  Total Boiler Fuel .....................   MMBtu         417,840     391,190     408,990     425,655     441,567       456,663

  Boiler Fuel Cost ......................   $/MMBtu    $     2.73  $     2.85  $     2.99  $     3.14  $     3.28    $     3.43

  Boiler Fuel Cost ......................   $           1,139,000   1,114,000   1,223,000   1,335,000   1,446,000     1,569,000

  Dispatch Operations ...................                      2010        2011        2012        2013        2014        2015
                                                          -----------------------------------------------------------------------
  Total Hours ...........................                     8,760       8,760       8,760       8,760       8,760       8,760
  Summer Capacity .......................                     174.0       174.0       174.0       174.0       174.0       174.0
  VEPCO Capacity ........................                     165.0       165.0       165.0       165.0       165.0       165.0
  Winter Capacity .......................                     198.0       198.0       198.0       198.0       198.0       198.0

  Summer Dispatch .......................                     1,718       1,650       1,581       1,513       1,446       1,380
  Winter Gas Dispatch ...................                       338         320         303         286         271         257
  Winter Oil Dispatch ...................                       134         133         132         131         130         129
  VEPCO Gas Dispatch ....................                       600         600         600         600         600         600
                                                          -----------------------------------------------------------------------
       Total Dispatch Hours .............                     2,790       2,703       2,616       2,530       2,447       2,366
       Percentage .......................                     31.85%      30.86%      29.86%      28.88%      27.93%      27.01%

  Winter Starts .........................                         8           8           8           7           7           6
  Winter Start Duration .................                        40          40          40          40          40          40

  Net Generation

  Availability Factor [1] ...............                     100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
  Equivalent Load Factor ................                     100.0%      100.0%      100.0%      100.0%      100.0%      100.0%

  [1] Equivalent full load dispatch hours from Dispatch Assumptions incorporate planned outage and forced outage availability factors.

  Summer Output .........................   MWh             298,932     287,100     275,094     263,262     251,604     240,120
  Winter Gas Output .....................   MWh              66,924      63,360      59,994      56,628      53,658      50,886
  Winter Oil Dispatch ...................   MWh              26,532      26,334      26,136      25,938      25,740      25,542
  VEPCO Gas Dispatch  MWh ...............                    99,000      99,000      99,000      99,000      99,000      99,000
                                                          -----------------------------------------------------------------------
  Net Generation ........................   MWh             491,388     475,794     460,224     444,828     430,002     415,548


  Fuel Usage - Electrical Generation

  Net Electric Heat Rate
     Btu/kWh ............................                      8900        8900        8900        8900        8900        8900
  Summer Gas Fuel .......................   MMBtu         2,660,495   2,555,190   2,448,337   2,343,032   2,239,276   2,137,068
  Winter Gas Fuel .......................   MMBtu           595,624     563,904     533,947     503,989     477,556     452,885
  Winter Oil Fuel .......................   MMBtu           236,135     234,373     232,610     230,848     229,086     227,324
  VEPCO Gas Fuel ........................   MMBtu           881,100     881,100     881,100     881,100     881,100     881,100
                                                          -----------------------------------------------------------------------
       Total Fuel Usage .................   MMBtu         4,373,353   4,234,567   4,095,994   3,958,969   3,827,018   3,698,377


  Fuel Cost - Electrical Generation

  Summer Gas Fuel .......................   $/MMBtu      $     3.87  $     4.02  $     4.15  $     4.31  $     4.47  $     4.64
  Winter Gas Fuel .......................   $/MMBtu      $     4.51  $     4.68  $     4.85  $     5.03  $     5.20  $     5.38
  Winter Oil Fuel .......................   $/MMBtu      $     5.95  $     6.18  $     6.42  $     6.66  $     6.91  $     7.18
  VEPCO Gas Fuel ........................   $/kWh        $  0.00011  $  0.00011  $  0.00011  $  0.00011  $  0.00011  $  0.00011

  Summer Gas Fuel .......................   $            10,293,000  10,263,000  10,168,000  10,101,000  10,020,000   9,926,000
  Winter Gas Fuel .......................   $             2,688,000   2,639,000   2,592,000   2,537,000   2,484,000   2,435,000
  Winter Oil Fuel .......................   $             1,405,000   1,448,000   1,492,000   1,538,000   1,584,000   1,631,000
  VEPCO Gas Fuel ........................   $                11,300      11,300      11,300      11,300      11,300      11,300
                                                          -----------------------------------------------------------------------
  Total Fuel Cost .......................   $            14,397,300  14,361,300  14,263,300  14,187,300  14,099,300  14,003,300


  Total Fuel Costs - Cogen Plant

  Summer Gas Fuel .......................   $            10,293,000  10,263,000  10,168,000  10,101,000  10,020,000   9,926,000
  Winter Gas Fuel .......................   $             2,688,000   2,639,000   2,592,000   2,537,000   2,484,000   2,435,000
  Winter Oil Fuel .......................   $             1,405,000   1,448,000   1,492,000   1,538,000   1,584,000   1,631,000
  VEPCO Gas Fuel ........................   $                11,300      11,300      11,300      11,300      11,300      11,300

  Fuel Usage - Thermal ..................   MMBtu            98,278      95,159      92,045      88,966      86,000      83,110
  Fuel Cost - Thermal [2] ...............   $               354,000     356,000     358,000     359,000     360,000     362,000
                                                          -----------------------------------------------------------------------
       Total Fuel Costs - Cogen Plant ...                14,751,000  14,717,000  14,621,000  14,546,000  14,459,000  14,365,000

       Average Fuel Cost ................   ($/MMBtu)    $     3.30  $     3.40  $     3.49  $     3.59  $     3.70  $     3.80
       Average Fuel Cost ................   ($/kWh)      $   0.0300  $   0.0309  $   0.0318  $   0.0327  $   0.0336  $   0.0346

  [2] Boiler fuel cost estimate below used to determine fuel cost allocation of thermal production.

  Steam/Chilled Water

  Steam Production Hours ................                     7,800       7,800       7,800       7,800       7,800       7,800
  Chilled Water Production Hours ........                     4,000       4,000       4,000       4,000       4,000       4,000

  Steam Production Hours - Boiler .......                     5,010       5,097       5,184       5,270       5,353       5,434
  Chilled Water Production Hours - Boiler                     1,344       1,430       1,516       1,601       1,683       1,763

  Steam Fuel - Boiler ...................   MMBtu           429,357     436,813     444,269     451,639     458,752     465,694
  C. Water Fuel - Boiler ................   MMBtu            41,414      44,064      46,714      49,334      51,860      54,326
                                                          -----------------------------------------------------------------------
  Total Boiler Fuel .....................   MMBtu           470,771     480,877     490,983     500,973     510,613     520,019

  Boiler Fuel Cost ......................   $/MMBtu      $     3.60  $     3.74  $     3.89  $     4.03  $     4.19  $     4.35

  Boiler Fuel Cost ......................   $             1,695,000   1,799,000   1,908,000   2,021,000   2,140,000   2,263,000

Burns & McDonnell
94-433-4-002          PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing                  File Name:  UPDATE1A.WK4
********************************************************    10-Mar-97     Page 6

PLANT OPERATING COSTS

                                                           1996             1997
                                                     Estimated Actual      Budget                 Escalation
Fuel Transportation Costs:                           ------------------------------
   Firm Transportation - Transco                         $927,350        $1,142,000                  0.00%
   Less: Capacity Release Revenues                             $0         ($115,000)                 0.00%
   Fuel Management Fee                                   $240,000          $240,000                  3.00%
                                                       ----------------------------
Total Fuel Transportation Costs                        $1,167,350        $1,267,000

Operating Costs:
   O&M Contract Fee                                    $1,699,884        $1,728,000                  3.00%
   General Maintenance & Repairs                         $165,761          $142,213                  8.00%
   Planned Plant Maintenance Projects                    $347,282          $276,637                  3.00%
   Additional Maintenance Allowance                      $150,000          $150,000                  0.00%
   Parts Replacement                                     $178,965          $222,800                  3.00%
   Other Plant Expenses                                   $44,161           $98,700                  3.00%
   Panda Management Fee [1]                              $240,000                $0                  0.00%
   Office & Admin Expenses                               $428,375          $182,390                  3.00%
   Property Taxes                                        $974,986          $945,700                 -3.00%
   Insurance                                             $289,220          $289,221                  3.00%
   VEPCO Performance LOC                                  $32,865           $73,500          Input Panda Forecast
Total Operating Costs                                  $4,551,499        $4,109,161
                                                       ----------------------------

Total Plant Operating Costs                            $5,718,849        $5,376,161
                                                1            2              3              4              5
Plant Operating Costs                        1996         1997           1998           1999           2000
-----------------------------------------------------------------------------------------------------------
   Firm Transportation - Transco ....     927,350    1,142,000      1,142,000      1,142,000      1,142,000
   Capacity Release Revenues ........           0     (115,000)      (115,000)      (115,000)      (115,000)
   Fuel Management Fee ..............     240,000      240,000        247,000        255,000        262,000
   O&M Contract Fee .................   1,699,884    1,728,000      1,780,000      1,833,000      1,888,000
   General Maintenance & Repairs ....     165,761      142,000        153,000        166,000        179,000
   Planned Plant Maintenance Projects     347,282      277,000        285,000        294,000        303,000
   Additional Maintenance Allowance .     150,000      150,000        150,000        150,000        150,000
   Parts Replacement ................     178,965      223,000        230,000        237,000        244,000
   Other Plant Expenses .............      44,161       99,000        102,000        105,000        108,000
   Panda Management Fee [1] .........     240,000            0              0              0              0
   Office & Admin Expenses ..........     428,375      182,000        187,000        193,000        199,000
   Property Taxes ...................     974,986      946,000        918,000        890,000        863,000
   Insurance ........................     289,220      289,000        298,000        307,000        316,000
   VEPCO Performance LOC ............      32,865       74,000         74,000         74,000         84,000
                                        -------------------------------------------------------------------
Plant Operating Costs ...............   5,718,849    5,377,000      5,451,000      5,531,000      5,623,000

                                             0.00%      -5.98%           1.38%          1.47%          1.66%
                                                 6              7              8              9             10
Plant Operating Costs                         2001           2002           2003           2004           2005
--------------------------------------------------------------------------------------------------------------
   Firm Transportation - Transco ....    1,142,000      1,142,000      1,142,000      1,142,000      1,142,000
   Capacity Release Revenues ........     (115,000)      (115,000)      (115,000)      (115,000)      (115,000)
   Fuel Management Fee ..............      270,000        278,000        287,000        295,000        304,000
   O&M Contract Fee .................    1,945,000      2,003,000      2,063,000      2,125,000      2,189,000
   General Maintenance & Repairs ....      193,000        209,000        225,000        243,000        263,000
   Planned Plant Maintenance Projects      312,000        321,000        331,000        341,000        351,000
   Additional Maintenance Allowance .      150,000        150,000        150,000        150,000        150,000
   Parts Replacement ................      251,000        259,000        266,000        274,000        282,000
   Other Plant Expenses .............      111,000        115,000        118,000        122,000        125,000
   Panda Management Fee [1] .........            0              0              0              0              0
   Office & Admin Expenses ..........      205,000        211,000        217,000        224,000        231,000
   Property Taxes ...................      837,000        812,000        788,000        764,000        741,000
   Insurance ........................      325,000        335,000        345,000        355,000        366,000
   VEPCO Performance LOC ............       84,000         84,000         84,000         84,000         84,000
                                         ---------------------------------------------------------------------
Plant Operating Costs ...............    5,710,000      5,804,000      5,901,000      6,004,000      6,113,000

                                              1.55%          1.65%          1.67%          1.75%          1.82%
                                                11             12             13             14             15
Plant Operating Costs                         2006           2007           2008           2009           2010
--------------------------------------------------------------------------------------------------------------
   Firm Transportation - Transco ....    1,142,000      1,142,000      1,142,000      1,142,000      1,142,000
   Capacity Release Revenues ........     (115,000)      (115,000)      (115,000)      (115,000)      (115,000)
   Fuel Management Fee ..............      313,000        323,000        332,000        342,000        352,000
   O&M Contract Fee .................    2,255,000      2,322,000      2,392,000      2,464,000      2,538,000
   General Maintenance & Repairs ....      284,000        307,000        331,000        358,000        386,000
   Planned Plant Maintenance Projects      361,000        372,000        383,000        395,000        407,000
   Additional Maintenance Allowance .      150,000        150,000        150,000        150,000        150,000
   Parts Replacement ................      291,000        300,000        309,000        318,000        327,000
   Other Plant Expenses .............      129,000        133,000        137,000        141,000        145,000
   Panda Management Fee [1] .........            0              0              0              0              0
   Office & Admin Expenses ..........      237,000        245,000        252,000        259,000        267,000
   Property Taxes ...................      719,000        698,000        677,000        656,000        637,000
   Insurance ........................      377,000        388,000        400,000        412,000        424,000
   VEPCO Performance LOC ............       84,000         84,000         84,000         84,000         84,000
                                         ---------------------------------------------------------------------
Plant Operating Costs ...............    6,227,000      6,349,000      6,474,000      6,606,000      6,744,000

                                              1.86%          1.96%          1.97%          2.04%          2.09%
                                                16             17             18             19             20
Plant Operating Costs                         2011           2012           2013           2014           2015
--------------------------------------------------------------------------------------------------------------
   Firm Transportation - Transco ....    1,142,000      1,142,000      1,142,000      1,142,000      1,142,000
   Capacity Release Revenues ........     (115,000)      (115,000)      (115,000)      (115,000)      (115,000)
   Fuel Management Fee ..............      363,000        374,000        385,000        397,000        409,000
   O&M Contract Fee .................    2,614,000      2,692,000      2,773,000      2,856,000      2,942,000
   General Maintenance & Repairs ....      417,000        450,000        486,000        525,000        567,000
   Planned Plant Maintenance Projects      419,000        432,000        445,000        458,000        472,000
   Additional Maintenance Allowance .      150,000        150,000        150,000        150,000        150,000
   Parts Replacement ................      337,000        347,000        358,000        369,000        380,000
   Other Plant Expenses .............      150,000        154,000        159,000        164,000        169,000
   Panda Management Fee [1] .........            0              0              0              0              0
   Office & Admin Expenses ..........      275,000        284,000        292,000        301,000        310,000
   Property Taxes ...................      618,000        599,000        581,000        564,000        547,000
   Insurance ........................      437,000        450,000        464,000        478,000        492,000
   VEPCO Performance LOC ............       84,000         84,000         84,000         84,000         84,000
Plant Operating Costs ...............    6,891,000      7,043,000      7,204,000      7,373,000      7,549,000
                                         ---------------------------------------------------------------------
                                              2.18%          2.21%          2.29%          2.35%          2.39%

  [1] Panda Management Fee will be subordinated to all Project costs. [2] Does not reflect costs associated with the hurricane.

Burns & McDonnell
94-433-4-002                                                    PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing  File Name:    UPDATE1A.WK4
******************************************************************    10-Mar-97

VARIABLE PLANT COSTS
                                            1996
                                          Estimated    1997
                                           Actual    Summary  Escalation
                                          --------   --------
Plant Electricity Usage
   Hours Not Dispatched ...............                  7729
   Average Electric Load (kW) .........                  1150
   Electric Rate ($/kWh) ..............              $ 0.0502    3.00%
                                          --------   --------
Total Plant Electricity Usage .........   $413,984   $446,195

Water & Chemical Usage
   Hours Dispatched ...................                  1031
   Gallons per Hour Usage - Cogen .....                40,625
   Steam/Chilled Water Production Hours                11,800
   Gallons per Hour Usage - Boiler ....                 5,000
   Total Gallons (1000s) ..............               100,884
   Water & Chemical Cost ($/1000 gal) .              $   2.08    3.00%
                                          --------   --------
Total Water & Chemical Usage ..........   $165,369   $209,840

Water Discharge
   Hours Dispatched ...................                  1031
   Gallons per Hour Usage - Cogen .....                 2,700
   Steam/Chilled Water Production Hours                11,800
   Gallons per Hour Usage - Boiler ....                   500
   Total Gallons (1000s) ..............                 8,684
   Water Discharge Cost ($/1000 gal) ..              $   1.07    3.00%
                                          --------   --------
Total Water Discharge .................   $  8,652   $  9,292

Plant Variable Costs ...............    1997      1998      1999      2000      2001      2002      2003      2004      2005    2006
                                     -----------------------------------------------------------------------------------------------
Hours Dispatched ...................    1031      1468      1805      2213      2620      2769      3038      3239      3491    3334
Hours Not Dispatched ...............    7729      7292      6955      6547      6140      5991      5722      5521      5269    5426
Steam/Chilled Water Production Hours  11,800     11800     11800     11800     11800     11800     11800     11800     11800   11800

Plant Electricity Usage ............ 446,000   434,000   426,000   413,000   399,000   401,000   394,000   392,000   385,000 409,000
Water & Chemical Usage ............. 210,000   254,000   292,000   338,000   387,000   414,000   453,000   488,000   529,000 528,000
Water Discharge ....................   9,000    11,000    12,000    14,000    16,000    17,000    18,000    19,000    21,000  21,000
   Total Plant Variable Costs ...... 665,000   699,000   730,000   765,000   802,000   832,000   865,000   899,000   935,000 958,000
Plant Variable Costs ...............    2007      2008      2009      2010      2011      2012      2013      2014      2015
                                     ----------------------------------------------------------------------------------------
Hours Dispatched ...................    3187      3047      2914      2790      2703      2616      2530      2447      2366
Hours Not Dispatched ...............    5573      5713      5846      5970      6057      6144      6230      6313      6394
Steam/Chilled Water Production Hours   11800     11800     11800     11800     11800     11800     11800     11800     11800

Plant Electricity Usage ............ 432,000   457,000   481,000   506,000   529,000   553,000   577,000   602,000   628,000
Water & Chemical Usage ............. 527,000   526,000   526,000   526,000   531,000   536,000   540,000   545,000   549,000
Water Discharge ....................  21,000    21,000    21,000    21,000    21,000    22,000    22,000    22,000    22,000
   Total Plant Variable Costs ...... 980,000 1,004,000 1,028,000 1,053,000 1,081,000 1,111,000 1,139,000 1,169,000 1,199,000

Burns & McDonnell
94-433-4-002                                                    PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing  File Name:    UPDATE1A.WK4
******************************************************************    10-Mar-97
REVENUE GENERATION

Dispatch Operations                                1997        1998        1999        2000        2001        2002        2003
                                             ----------------------------------------------------------------------------------
Total Hours                                       8,760       8,760       8,760       8,760       8,760       8,760       8,760
Summer Demonstrated Capacity                        174         174         174         174         174         174         174
Summer & VEPCO Contract Capacity                    165         165         165         165         165         165         165
Winter Capacity                                     198         198         198         198         198         198         198

Summer Dispatch                                     511         775       1,038       1,453       1,868       1,960       2,053
Winter Gas Dispatch                                 117         183         250         241         231         272         320
Winter Oil Dispatch                                   3          10          17          19          21          37          65
VEPCO Gas Dispatch                                  400         500         500         500         500         500         600
                                             ----------------------------------------------------------------------------------
     Total Dispatch Hours                         1,031       1,468       1,805       2,213       2,620       2,769       3,038
     Percentage                                   11.77%      16.76%      20.61%      25.26%      29.91%      31.61%      34.68%

Winter Starts                                         3           5           6           6           6           7           8
Winter Start Duration                                40          40          40          40          40          40          40

Net Generation

Availability Factor                              100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
Load Factor                                      100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%

Summer Output                       MWh          88,914     134,850     180,612     252,822     325,032     341,040     357,222
Winter Gas Output                   MWh          23,166      36,234      49,500      47,718      45,738      53,856      63,360
Winter Oil Dispatch                 MWh             594       1,980       3,366       3,762       4,158       7,326      12,870
VEPCO Gas Dispatch                  MWh          66,000      82,500      82,500      82,500      82,500      82,500      99,000
                                             ----------------------------------------------------------------------------------
Net Generation                      MWh         178,674     255,564     315,978     386,802     457,428     484,722     532,452

Capacity Revenues

Capacity Rate                       $/kw-mo      $11.65      $11.65      $10.82      $10.82      $10.82      $10.82      $10.82
Capacity Revenues - Summer                   11,537,000  11,537,000  10,713,000  10,713,000  10,713,000  10,713,000  10,713,000
Capacity Revenues - Winter                   13,845,000  13,845,000  12,855,000  12,855,000  12,855,000  12,855,000  12,855,000
                                             ----------------------------------------------------------------------------------
Total Capacity Revenues                      25,382,000  25,382,000  23,568,000  23,568,000  23,568,000  23,568,000  23,568,000

Energy Revenues

Summer Gas Charge                   $/kWh         $0.02       $0.02       $0.02       $0.03       $0.03       $0.03       $0.03
Winter Gas Charge                   $/kWh         $0.03       $0.03       $0.03       $0.03       $0.03       $0.03       $0.03
Winter Oil Charge                   $/kWh         $0.04       $0.04       $0.04       $0.04       $0.04       $0.04       $0.04
VEPCO Gas Charge                    $/kWh         $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
Variable O&M Charge                 $/kWh         $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00

Summer Gas Revenues                 $         2,160,000   3,428,000   4,823,000   7,062,000   9,458,000  10,299,000  11,278,000
Winter Gas Revenues                 $           654,000   1,064,000   1,513,000   1,522,000   1,518,000   1,866,000   2,283,000
Winter Oil Revenues                 $            23,000      78,000     136,000     157,000     180,000     329,000     600,000
VEPCO Gas Revenues                  $           256,000     329,000     337,000     346,000     352,000     358,000     438,000
                                             ----------------------------------------------------------------------------------
Total Energy Revenues               $         3,093,000   4,899,000   6,809,000   9,087,000  11,508,000  12,852,000  14,599,000

Start Revenues

Winter Gas Start Payment                        $38,286     $38,286     $38,286     $38,286     $38,286     $38,286     $38,286
Winter Gas Start Revenues                       167,000     279,000     335,000     333,000     343,000     409,000     482,000

Thermal Revenues

Steam Production Hours                            7,800       7,800       7,800       7,800       7,800       7,800       7,800
Chilled Water Production Hours                    4,000       4,000       4,000       4,000       4,000       4,000       4,000

Steam Production                    pph          50,000      50,000      50,000      50,000      50,000      50,000      50,000
Chilled Water Production            tph           1,010       1,010       1,010       1,010       1,010       1,010       1,010

Steam Production                    klbs        390,000     390,000     390,000     390,000     390,000     390,000     390,000
Chilled Water Production            ktons         4,040       4,040       4,040       4,040       4,040       4,040       4,040

Steam Charge                        $/klbs        $1.15       $1.15       $1.15       $1.15       $1.15       $1.15       $1.15
Chilled Water Charge                $/ton         $0.04       $0.04       $0.04       $0.04       $0.04       $0.04       $0.04

Steam Revenues                      $           449,000     449,000     449,000     449,000     449,000     449,000     449,000
Chilled Water Revenues              $           141,000     141,000     141,000     141,000     162,000     162,000     162,000
                                             ----------------------------------------------------------------------------------
Total Thermal Revenues              $           590,000     590,000     590,000     590,000     611,000     611,000     611,000
Dispatch Operations                                2004        2005        2006        2007        2008        2009        2010
                                             ----------------------------------------------------------------------------------
Total Hours                                       8,760       8,760       8,760       8,760       8,760       8,760       8,760
Summer Demonstrated Capacity                        174         174         174         174         174         174         174
Summer & VEPCO Contract Capacity                    165         165         165         165         165         165         165
Winter Capacity                                     198         198         198         198         198         198         198

Summer Dispatch                                   2,149       2,248       2,130       2,019       1,913       1,813       1,718
Winter Gas Dispatch                                 376         441         418         397         376         356         338
Winter Oil Dispatch                                 114         202         186         171         158         145         134
VEPCO Gas Dispatch                                  600         600         600         600         600         600         600
                                             ----------------------------------------------------------------------------------
     Total Dispatch Hours                         3,239       3,491       3,334       3,187       3,047       2,914       2,790
     Percentage                                   36.97%      39.85%      38.06%      36.38%      34.78%      33.26%      31.85%

Winter Starts                                         9          11          10          10           9           9           8
Winter Start Duration                                40          40          40          40          40          40          40

Net Generation

Availability Factor                              100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
Load Factor                                      100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%

Summer Output                       MWh         373,926     391,152     370,620     351,306     332,862     315,462     298,932
Winter Gas Output                   MWh          74,448      87,318      82,764      78,606      74,448      70,488      66,924
Winter Oil Dispatch                 MWh          22,572      39,996      36,828      33,858      31,284      28,710      26,532
VEPCO Gas Dispatch                  MWh          99,000      99,000      99,000      99,000      99,000      99,000      99,000
                                             ----------------------------------------------------------------------------------
Net Generation                      MWh         569,946     617,466     589,212     562,770     537,594     513,660     491,388

Capacity Revenues

Capacity Rate                       $/kw-mo      $10.82      $10.82       $8.32       $8.32       $8.32       $8.32       $8.32
Capacity Revenues - Summer                   10,713,000  10,713,000   8,238,000   8,238,000   8,238,000   8,238,000   8,238,000
Capacity Revenues - Winter                   12,855,000  12,855,000   9,885,000   9,885,000   9,885,000   9,885,000   9,885,000
                                             ----------------------------------------------------------------------------------
Total Capacity Revenues                      23,568,000  23,568,000  18,123,000  18,123,000  18,123,000  18,123,000  18,123,000


Energy Revenues

Summer Gas Charge                   $/kWh         $0.03       $0.03       $0.03       $0.03       $0.04       $0.04       $0.04
Winter Gas Charge                   $/kWh         $0.03       $0.04       $0.04       $0.04       $0.04       $0.04       $0.04
Winter Oil Charge                   $/kWh         $0.05       $0.05       $0.05       $0.05       $0.05       $0.06       $0.06
VEPCO Gas Charge                    $/kWh         $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.01
Variable O&M Charge                 $/kWh         $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00

Summer Gas Revenues                 $        12,294,000  13,390,000  13,257,000  13,084,000  12,904,000  12,773,000  12,639,000
Winter Gas Revenues                 $         2,799,000   3,414,000   3,365,000   3,313,000   3,272,000   3,221,000   3,188,000
Winter Oil Revenues                 $         1,091,000   2,006,000   1,916,000   1,828,000   1,753,000   1,668,000   1,599,000
VEPCO Gas Revenues                  $           445,000     454,000     462,000     470,000     479,000     488,000     498,000
                                             ----------------------------------------------------------------------------------
Total Energy Revenues               $        16,629,000  19,264,000  19,000,000  18,695,000  18,408,000  18,150,000  17,924,000

Start Revenues

Winter Gas Start Payment                       $38,286     $38,286     $38,286     $38,286     $38,286     $38,286     $38,286
Winter Gas Start Revenues                      553,000     696,000     652,000     678,000     623,000     642,000     583,000

Thermal Revenues

Steam Production Hours                            7,800       7,800       7,800       7,800       7,800       7,800       7,800
Chilled Water Production Hours                    4,000       4,000       4,000       4,000       4,000       4,000       4,000

Steam Production                    pph          50,000      50,000      50,000      50,000      50,000      50,000      50,000
Chilled Water Production            tph           1,010       1,010       1,010       1,010       1,010       1,010       1,010

Steam Production                    klbs        390,000     390,000     390,000     390,000     390,000     390,000     390,000
Chilled Water Production            ktons         4,040       4,040       4,040       4,040       4,040       4,040       4,040

Steam Charge                        $/klbs        $1.15       $1.15       $1.15       $1.15       $1.15       $1.15       $1.15
Chilled Water Charge                $/ton         $0.04       $0.04       $0.05       $0.05       $0.05       $0.05       $0.05

Steam Revenues                      $           449,000     449,000     449,000     449,000     449,000     449,000     449,000
Chilled Water Revenues              $           162,000     162,000     182,000     182,000     182,000     182,000     182,000
                                             ----------------------------------------------------------------------------------
Total Thermal Revenues              $           611,000     611,000     631,000     631,000     631,000     631,000     631,000
Dispatch Operations                                2011       2012       2013       2014       2015
                                             ------------------------------------------------------
Total Hours                                       8,760      8,760      8,760      8,760      8,760
Summer Demonstrated Capacity                        174        174        174        174        174
Summer & VEPCO Contract Capacity                    165        165        165        165        165
Winter Capacity                                     198        198        198        198        198

Summer Dispatch                                   1,650      1,581      1,513      1,446      1,380
Winter Gas Dispatch                                 320        303        286        271        257
Winter Oil Dispatch                                 133        132        131        130        129
VEPCO Gas Dispatch                                  600        600        600        600        600
                                             ------------------------------------------------------
     Total Dispatch Hours                         2,703      2,616      2,530      2,447      2,366
     Percentage

Winter Starts                                         8          8          7          7          6
Winter Start Duration                                40         40         40         40         40

Net Generation

Availability Factor                              100.00%    100.00%    100.00%    100.00%    100.00%
Load Factor                                      100.00%    100.00%    100.00%    100.00%    100.00%

Summer Output                       MWh         287,100    275,094    263,262    251,604    240,120
Winter Gas Output                   MWh          63,360     59,994     56,628     53,658     50,886
Winter Oil Dispatch                 MWh          26,334     26,136     25,938     25,740     25,542
VEPCO Gas Dispatch                  MWh          99,000     99,000     99,000     99,000     99,000
                                             ---------- ---------- ---------- ---------- ----------
Net Generation                      MWh         475,794    460,224    444,828    430,002    415,548

Capacity Revenues

Capacity Rate                       $/kw-mo       $8.32      $8.32      $8.32      $8.32      $8.32
Capacity Revenues - Summer                    8,238,000  8,238,000  8,238,000  8,238,000  8,238,000
Capacity Revenues - Winter                    9,885,000  9,885,000  9,885,000  9,885,000  9,885,000
                                             ---------- ---------- ---------- ---------- ----------
Total Capacity Revenues                      18,123,000 18,123,000 18,123,000 18,123,000 18,123,000

Energy Revenues

Summer Gas Charge                   $/kWh         $0.04      $0.04      $0.04      $0.05      $0.05
Winter Gas Charge                   $/kWh         $0.05      $0.05      $0.05      $0.05      $0.05
Winter Oil Charge                   $/kWh         $0.06      $0.06      $0.06      $0.07      $0.07
VEPCO Gas Charge                    $/kWh         $0.01      $0.01      $0.01      $0.01      $0.01
Variable O&M Charge                 $/kWh         $0.00      $0.00      $0.00      $0.00      $0.00

Summer Gas Revenues                 $        12,586,000 12,464,000 12,368,000 12,255,000 12,126,000
Winter Gas Revenues                 $         3,128,000  3,068,000  3,001,000  2,938,000  2,878,000
Winter Oil Revenues                 $         1,647,000  1,696,000  1,746,000  1,799,000  1,852,000
VEPCO Gas Revenues                  $           507,000    517,000    527,000    538,000    549,000
                                             ---------- ---------- ---------- ---------- ----------
Total Energy Revenues               $        17,868,000 17,745,000 17,642,000 17,530,000 17,405,000

Start Revenues

Winter Gas Start Payment                        $38,286    $38,286    $38,286    $38,286    $38,286
Winter Gas Start Revenues                       606,000    631,000    574,000    603,000    542,000

Thermal Revenues

Steam Production Hours                            7,800      7,800      7,800      7,800      7,800
Chilled Water Production Hours                    4,000      4,000      4,000      4,000      4,000

Steam Production                    pph          50,000     50,000     50,000     50,000     50,000
Chilled Water Production            tph           1,010      1,010      1,010      1,010      1,010

Steam Production                    klbs        390,000    390,000    390,000    390,000    390,000
Chilled Water Production            ktons         4,040      4,040      4,040      4,040      4,040

Steam Charge                        $/klbs        $1.15      $1.15      $1.15      $1.15      $1.15
Chilled Water Charge                $/ton         $0.05      $0.05      $0.05      $0.05      $0.05

Steam Revenues                      $           449,000    449,000    449,000    449,000    449,000
Chilled Water Revenues              $           202,000    202,000    202,000    202,000    202,000
                                             ---------- ---------- ---------- ---------- ----------
Total Thermal Revenues              $           651,000    651,000    651,000    651,000    651,000

Burns & McDonnell
94-433-4-002                                                    PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing  File Name:    UPDATE1A.WK4
******************************************************************    10-Mar-97
FINANCIAL FORECAST

REVENUES                                                          1997          1998          1999            2000          2001
                                                              --------------------------------------------------------------------
Revenues from Electric Sales:
     Total Capacity Revenues                                  25,382,000    25,382,000    23,568,000      23,568,000    23,568,000

Energy Charges
   Summer Gas Charge                                           2,160,000     3,428,000     4,823,000       7,062,000     9,458,000
   Winter Gas Charge                                             654,000     1,064,000     1,513,000       1,522,000     1,518,000
   Winter Oil Charge                                              23,000        78,000       136,000         157,000       180,000
   VEPCO Gas Charge                                              256,000       329,000       337,000         346,000       352,000
                                                              --------------------------------------------------------------------
     Total Energy Revenues                                     3,093,000     4,899,000     6,809,000       9,087,000    11,508,000

Winter Gas Start Revenues                                        167,000       279,000       335,000         333,000       343,000

Steam Sales Revenues                                             449,000       449,000       449,000         449,000       449,000
Chilled Water Sales Revenues                                     141,000       141,000       141,000         141,000       162,000
                                                              --------------------------------------------------------------------
     Total Thermal Revenues                                      590,000       590,000       590,000         590,000       611,000

Total Sales Revenues                                          29,232,000    31,150,000    31,302,000      33,578,000    36,030,000

Interest - D.S.R.  [4]                                0.0%     3,011,600             0             0               0             0
Interest - O.R.                                       4.5%        42,000        48,000        74,000          94,000        65,000
                                                              --------------------------------------------------------------------
Total Revenues                                                32,285,600    31,198,000    31,376,000      33,672,000    36,095,000

EXPENSES

Fuel Costs - Cogen Plant                                       2,337,000     3,768,000     5,342,000       7,205,000     9,191,000
Fuel Costs - Boiler                                            1,301,000     1,267,000     1,257,000       1,215,000     1,158,000
Plant Operating Costs                                          5,377,000     5,451,000     5,531,000       5,623,000     5,710,000
Plant Variable Costs                                             665,000       699,000       730,000         765,000       802,000
                                                              --------------------------------------------------------------------
     Total Operating Costs                                     9,680,000    11,185,000    12,860,000      14,808,000    16,861,000

Rev. Avail. for Debt Service                                  22,605,600    20,013,000    18,516,000      18,864,000    19,234,000

DEBT SERVICE

Total Interest Costs                                           9,193,000     8,705,000     8,221,000       7,769,000     7,284,000
Total Principal Payments                                       5,500,000     5,922,000     5,093,000       5,473,000     5,880,000
                                                              --------------------------------------------------------------------
     Total Debt Service                                       14,693,000    14,627,000    13,314,000      13,242,000    13,164,000

OPERATING CASHFLOW

Pre-Tax Cashflow from Operations                               7,912,600     5,386,000     5,202,000       5,622,000     6,070,000

Overhaul Reserve Fund Additions                                 (285,000)   (1,067,000)      (29,000)       (468,000)     (814,000)
Expected Debt Service Reserve Releases                            89,000       399,000       298,000          35,000        49,000
Debt Service Reserve Fund Additions                                    0             0             0               0             0
Estimated Impact of Hurricane Damage [1]                        (222,225)            0             0               0             0
NNW Interest                                                     (26,000)      (14,000)      (18,000)        (18,000)      (20,000)
                                                              --------------------------------------------------------------------
Net Balance from Operations [2]                                7,468,375     4,704,000     5,453,000       5,171,000     5,285,000

DEBT SERVICE COVERAGE

Rev. Avail. for Debt Service                                  22,605,600    20,013,000    18,516,000      18,864,000    19,234,000

Total Interest Costs                                           9,193,000     8,705,000     8,221,000       7,769,000     7,284,000
Total Principal Payments                                       5,500,000     5,922,000     5,093,000       5,473,000     5,880,000
                                                              --------------------------------------------------------------------
     Total Debt Service Costs                                 14,693,000    14,627,000    13,314,000      13,242,000    13,164,000

Times Interest Coverage                                             2.46           2.3          2.25            2.43          2.64
Times Total Debt Coverage                                           1.54          1.37          1.39            1.42          1.46

NET INCOME BASIS
Total Revenues                                                32,285,600    31,198,000    31,376,000      33,672,000    36,095,000

Total Operating Expenses                                       9,680,000    11,185,000    12,860,000      14,808,000    16,861,000
Interest Expense                                               9,193,000     8,705,000     8,221,000       7,769,000     7,284,000
Depreciation Expense [3]                                       4,356,000     4,375,700     4,375,700       4,553,100     4,568,200
Amortization Expense                                             193,000       193,000       193,000         193,000       193,000
                                                              --------------------------------------------------------------------
Net Income                                                     8,863,600     6,739,300     5,726,300       6,348,900     7,188,800
REVENUES                                                         2002          2003          2004            2005          2006
                                                              --------------------------------------------------------------------
Revenues from Electric Sales:
     Total Capacity Revenues                                  23,568,000    23,568,000    23,568,000      23,568,000    18,123,000

Energy Charges
   Summer Gas Charge                                          10,299,000    11,278,000    12,294,000      13,390,000    13,257,000
   Winter Gas Charge                                           1,866,000     2,283,000     2,799,000       3,414,000     3,365,000
   Winter Oil Charge                                             329,000       600,000     1,091,000       2,006,000     1,916,000
   VEPCO Gas Charge                                              358,000       438,000       445,000         454,000       462,000
                                                              --------------------------------------------------------------------
     Total Energy Revenues                                    12,852,000    14,599,000    16,629,000      19,264,000    19,000,000

Winter Gas Start Revenues                                        409,000       482,000       553,000         696,000       652,000

Steam Sales Revenues                                             449,000       449,000       449,000         449,000       449,000
Chilled Water Sales Revenues                                     162,000       162,000       162,000         162,000       182,000
                                                              --------------------------------------------------------------------
     Total Thermal Revenues                                      611,000       611,000       611,000         611,000       631,000

Total Sales Revenues                                          37,440,000    39,260,000    41,361,000      44,139,000    38,406,000

Interest - D.S.R.  [4]                                0.0%             0             0             0               0             0
Interest - O.R.                                       4.5%        51,000        49,000        17,000          21,000        40,000
                                                              --------------------------------------------------------------------
Total Revenues                                                37,491,000    39,309,000    41,378,000      44,160,000    38,446,000

EXPENSES

Fuel Costs - Cogen Plant                                      10,318,000    11,753,000    13,484,000      15,745,000    15,556,000
Fuel Costs - Boiler                                            1,168,000     1,148,000     1,139,000       1,114,000     1,223,000
Plant Operating Costs                                          5,804,000     5,901,000     6,004,000       6,113,000     6,227,000
Plant Variable Costs                                             832,000       865,000       899,000         935,000       958,000
                                                              --------------------------------------------------------------------
     Total Operating Costs                                    18,122,000    19,667,000    21,526,000      23,907,000    23,964,000

Rev. Avail. for Debt Service                                  19,369,000    19,642,000    19,852,000      20,253,000    14,482,000

DEBT SERVICE

Total Interest Costs                                           6,764,000     6,206,000     5,610,000       4,972,000     4,418,000
Total Principal Payments                                       6,294,000     6,737,000     7,215,000       7,697,000     4,292,000
                                                              --------------------------------------------------------------------
     Total Debt Service                                       13,058,000    12,943,000    12,825,000      12,669,000     8,710,000

OPERATING CASHFLOW

Pre-Tax Cashflow from Operations                               6,311,000     6,699,000     7,027,000       7,584,000     5,772,000

Overhaul Reserve Fund Additions                                 (886,000)   (1,851,000)   (1,100,000)     (1,221,000)   (1,301,000)
Expected Debt Service Reserve Releases                            52,000        54,000        73,000       1,100,000     1,002,000
Debt Service Reserve Fund Additions                                    0             0             0               0             0
Estimated Impact of Hurricane Damage [1]                               0             0             0               0             0
NNW Interest                                                     (23,000)      (20,000)      (22,000)        (52,000)      (57,000)
                                                              --------------------------------------------------------------------
Net Balance from Operations [2]                                5,454,000     4,882,000     5,978,000       7,411,000     5,416,000

DEBT SERVICE COVERAGE

Rev. Avail. for Debt Service                                  19,369,000    19,642,000    19,852,000      20,253,000    14,482,000

Total Interest Costs                                           6,764,000     6,206,000     5,610,000       4,972,000     4,418,000
Total Principal Payments                                       6,294,000     6,737,000     7,215,000       7,697,000     4,292,000
                                                              --------------------------------------------------------------------
     Total Debt Service Costs                                 13,058,000    12,943,000    12,825,000      12,669,000     8,710,000

Times Interest Coverage                                             2.86          3.17          3.54            4.07          3.28
Times Total Debt Coverage                                           1.48          1.52          1.55             1.6          1.66

NET INCOME BASIS
Total Revenues                                                37,491,000    39,309,000    41,378,000      44,160,000    38,446,000

Total Operating Expenses                                      18,122,000    19,667,000    21,526,000      23,907,000    23,964,000
Interest Expense                                               6,764,000     6,206,000     5,610,000       4,972,000     4,418,000
Depreciation Expense [3]                                       4,729,100     4,986,600     5,003,800       5,135,300     5,347,100
Amortization Expense                                             193,000       193,000       193,000         193,000       193,000
                                                              --------------------------------------------------------------------
Net Income                                                     7,682,900     8,256,400     9,045,200       9,952,700     4,523,900
REVENUES                                                         2007          2008          2009            2010          2011
                                                              --------------------------------------------------------------------
Revenues from Electric Sales:
     Total Capacity Revenues                                  18,123,000    18,123,000    18,123,000      18,123,000    18,123,000

Energy Charges
   Summer Gas Charge                                          13,084,000    12,904,000    12,773,000      12,639,000    12,586,000
   Winter Gas Charge                                           3,313,000     3,272,000     3,221,000       3,188,000     3,128,000
   Winter Oil Charge                                           1,828,000     1,753,000     1,668,000       1,599,000     1,647,000
   VEPCO Gas Charge                                              470,000       479,000       488,000         498,000       507,000
                                                              --------------------------------------------------------------------
     Total Energy Revenues                                    18,695,000    18,408,000    18,150,000      17,924,000    17,868,000

Winter Gas Start Revenues                                        678,000       623,000       642,000         583,000       606,000

Steam Sales Revenues                                             449,000       449,000       449,000         449,000       449,000
Chilled Water Sales Revenues                                     182,000       182,000       182,000         182,000       202,000
     Total Thermal Revenues                                      631,000       631,000       631,000         631,000       651,000

Total Sales Revenues                                          38,127,000    37,785,000    37,546,000      37,261,000    37,248,000

Interest - D.S.R.  [4]                                0.0%             0             0             0               0             0
Interest - O.R.                                       4.5%        19,000        23,000        24,000          25,000        52,000
                                                              --------------------------------------------------------------------
Total Revenues                                                38,146,000    37,808,000    37,570,000      37,286,000    37,300,000

EXPENSES

Fuel Costs - Cogen Plant                                      15,321,000    15,102,000    14,912,000      14,751,000    14,717,000
Fuel Costs - Boiler                                            1,335,000     1,446,000     1,569,000       1,695,000     1,799,000
Plant Operating Costs                                          6,349,000     6,474,000     6,606,000       6,744,000     6,891,000
Plant Variable Costs                                             980,000     1,004,000     1,028,000       1,053,000     1,081,000
                                                              --------------------------------------------------------------------
     Total Operating Costs                                    23,985,000    24,026,000    24,115,000      24,243,000    24,488,000

Rev. Avail. for Debt Service                                  14,161,000    13,782,000    13,455,000      13,043,000    12,812,000

DEBT SERVICE

Total Interest Costs                                           4,042,000     3,647,000     3,235,000       2,803,000     2,350,000
Total Principal Payments                                       4,492,000     4,705,000     4,919,000       5,143,000     5,422,000
                                                              --------------------------------------------------------------------
     Total Debt Service                                        8,534,000     8,352,000     8,154,000       7,946,000     7,772,000

OPERATING CASHFLOW

Pre-Tax Cashflow from Operations                               5,627,000     5,430,000     5,301,000       5,097,000     5,040,000

Overhaul Reserve Fund Additions                               (1,182,000)   (3,764,000)   (1,147,000)       (281,000)   (1,129,000)
Expected Debt Service Reserve Releases                            89,000        97,000       101,000          84,000       101,000
Debt Service Reserve Fund Additions                                    0             0             0               0             0
Estimated Impact of Hurricane Damage [1]                               0             0             0               0             0
NNW Interest                                                     (56,000)      (43,000)     (213,000)       (221,000)     (202,000)
                                                              --------------------------------------------------------------------
Net Balance from Operations [2]                                4,478,000     1,720,000     4,042,000       4,679,000     3,810,000

DEBT SERVICE COVERAGE

Rev. Avail. for Debt Service                                  14,161,000    13,782,000    13,455,000      13,043,000    12,812,000

Total Interest Costs                                           4,042,000     3,647,000     3,235,000       2,803,000     2,350,000
Total Principal Payments                                       4,492,000     4,705,000     4,919,000       5,143,000     5,422,000
                                                              --------------------------------------------------------------------
     Total Debt Service Costs                                  8,534,000     8,352,000     8,154,000       7,946,000     7,772,000

Times Interest Coverage                                              3.5          3.78          4.16            4.65          5.45
Times Total Debt Coverage                                           1.66          1.65          1.65            1.64          1.65

NET INCOME BASIS
Total Revenues                                                38,146,000    37,808,000    37,570,000      37,286,000    37,300,000

Total Operating Expenses                                      23,985,000    24,026,000    24,115,000      24,243,000    24,488,000
Interest Expense                                               4,042,000     3,647,000     3,235,000       2,803,000     2,350,000
Depreciation Expense [3]                                       5,366,000     5,817,400     5,837,300       5,659,900     5,666,000
Amortization Expense                                             193,000       193,000       193,000         193,000       193,000
                                                              --------------------------------------------------------------------
Net Income                                                     4,560,000     4,124,600     4,189,700       4,387,100     4,603,000
REVENUES                                                         2012          2013          2014            2015
                                                              ------------------------------------------------------
Revenues from Electric Sales:
     Total Capacity Revenues                                  18,123,000    18,123,000    18,123,000      18,123,000

Energy Charges
   Summer Gas Charge                                          12,464,000    12,368,000    12,255,000      12,126,000
   Winter Gas Charge                                           3,068,000     3,001,000     2,938,000       2,878,000
   Winter Oil Charge                                           1,696,000     1,746,000     1,799,000       1,852,000
   VEPCO Gas Charge                                              517,000       527,000       538,000         549,000
                                                              ------------------------------------------------------
     Total Energy Revenues                                    17,745,000    17,642,000    17,530,000      17,405,000

Winter Gas Start Revenues                                        631,000       574,000       603,000         542,000

Steam Sales Revenues                                             449,000       449,000       449,000         449,000
Chilled Water Sales Revenues                                     202,000       202,000       202,000         202,000
                                                              ------------------------------------------------------
     Total Thermal Revenues                                      651,000       651,000       651,000         651,000

Total Sales Revenues                                          37,150,000    36,990,000    36,907,000      36,721,000

Interest - D.S.R.  [4]                                0.0%             0             0             0               0
Interest - O.R.                                       4.5%        79,000        50,000         1,000           1,000
                                                              ------------------------------------------------------
Total Revenues                                                37,229,000    37,040,000    36,908,000      36,722,000

EXPENSES

Fuel Costs - Cogen Plant                                      14,621,000    14,546,000    14,459,000      14,365,000
Fuel Costs - Boiler                                            1,908,000     2,021,000     2,140,000       2,263,000
Plant Operating Costs                                          7,043,000     7,204,000     7,373,000       7,549,000
Plant Variable Costs                                           1,111,000     1,139,000     1,169,000       1,199,000
                                                              ------------------------------------------------------
     Total Operating Costs                                    24,683,000    24,910,000    25,141,000      25,376,000

Rev. Avail. for Debt Service                                  12,546,000    12,130,000    11,767,000      11,346,000

DEBT SERVICE

Total Interest Costs                                           1,874,000     1,375,000       854,000         325,000
Total Principal Payments                                       5,691,000     5,953,000     6,188,000       6,031,000
                                                              ------------------------------------------------------
     Total Debt Service                                        7,565,000     7,328,000     7,042,000       6,356,000

OPERATING CASHFLOW

Pre-Tax Cashflow from Operations                               4,981,000     4,802,000     4,725,000       4,990,000

Overhaul Reserve Fund Additions                               (1,725,000)   (1,221,000)   (3,616,000)     (2,212,000)
Expected Debt Service Reserve Releases                           116,000       134,000       246,000       1,808,000
Debt Service Reserve Fund Additions                                    0             0             0               0
Estimated Impact of Hurricane Damage [1]                               0             0             0               0
NNW Interest                                                    (187,000)     (189,000)     (141,000)       (158,000)
                                                              ------------------------------------------------------
Net Balance from Operations [2]                                3,185,000     3,526,000     1,214,000       4,428,000

DEBT SERVICE COVERAGE

Rev. Avail. for Debt Service                                  12,546,000    12,130,000    11,767,000      11,346,000

Total Interest Costs                                           1,874,000     1,375,000       854,000         325,000
Total Principal Payments                                       5,691,000     5,953,000     6,188,000       6,031,000
                                                              ------------------------------------------------------
     Total Debt Service Costs                                  7,565,000     7,328,000     7,042,000       6,356,000

Times Interest Coverage                                             6.69          8.82         13.78           34.91
Times Total Debt Coverage                                           1.66          1.66          1.67            1.79

NET INCOME BASIS
Total Revenues                                                37,229,000    37,040,000    36,908,000      36,722,000

Total Operating Expenses                                      24,683,000    24,910,000    25,141,000      25,376,000
Interest Expense                                               1,874,000     1,375,000       854,000         325,000
Depreciation Expense [3]                                       5,897,900     5,762,500     6,103,400       6,194,100
Amortization Expense                                             193,000       193,000       193,000         193,000
                                                              ------------------------------------------------------
Net Income                                                     4,581,100     4,799,500     4,616,600       4,633,900

[1]   Represents additional costs for a full transformer rewind.

[2]   Available for capital expenditures or distributions to Project owners.

[3] Does not include depreciation expense on future discretionary capital expenditures.

[4] Assumed that the future interest earnings are monetized in a lump sum interest payment reflected in 1997.

Burns & McDonnell
94-433-4-002                                                    PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing  File Name:    UPDATE1A.WK4
******************************************************************    10-Mar-97
RESERVE FUNDS

DEBT SERVICE RESERVE FUND                  1997               1998               1999               2000               2001
                                       -----------------------------------------------------------------------------------------
Beginning Balance                        7,466,665         7,377,506          6,978,524          6,680,092          6,645,519
     Additions                                   0                 0                  0                  0                  0
     Interest Earnings [10]  0.00%       3,011,600                 0                  0                  0                  0
     Withdrawals                        (3,011,600)                0                  0                  0                  0
     Releases                              (89,159)         (398,982)          (298,432)           (34,573)           (49,052)
                                       -----------------------------------------------------------------------------------------
Ending Balance                           7,377,506         6,978,524          6,680,092          6,645,519          6,596,467

OVERHAUL RESERVE FUND

Beginning Balance                          913,632         1,198,632          2,068,632          2,097,632            791,632
     Additions                             285,000           417,000            529,000            668,000            814,000
     Additional Overhaul Allowance               0           650,000           (500,000)          (200,000)                 0
     Interest Earnings       4.50%          42,000            48,000             74,000             94,000             65,000
     Interest  Withdrawal                  (42,000)          (48,000)           (74,000)           (94,000)           (65,000)
     Turbine Overhauls                           0          (197,000)                 0         (1,774,000)          (151,000)
     Other Withdrawals                           0                 0                  0                  0                  0
     Releases                                    0                 0                  0                  0                  0
                                       -----------------------------------------------------------------------------------------
Ending Balance                           1,198,632         2,068,632          2,097,632            791,632          1,454,632

Dispatch Hours  [1]                          1,031             1,468              1,805              2,213              2,620
Reserve Addition             3.00%       $     276         $     284          $     293            $   302           $    311
Reserve Addition                           285,000           417,000            529,000            668,000            814,000

OVERHAUL REQUIREMENTS
Frame 6 Operating Hours                      5,894             7,362              9,167             11,380             14,000
Estimated Maintenance Factor                  2.82              2.82               2.82               2.82               2.82
Frame 6 Factored Hours                      16,621            20,761             25,851             32,092             39,480

Combustion Inspection (CI)  [2]                             $ 59,000                               $63,000
Hot Gas Path Inspection (HGP)  [3]
Major Overhaul (MO)  [4]

Frame 7 Operating Hours                      4,556             6,024              7,829             10,042             12,662
Estimated Maintenance Factor                  2.82              2.82               2.82               2.82               2.82
Frame 7 Factored Hours                      12,848            16,988             22,078             28,318             35,707

Combustion Inspection (CI)  [5]                             $ 85,000                                                  $93,000
Hot Gas Path Inspection (HGP)  [6]                                                               1,711,000
Major Overhaul (MO)  [7]

Steam Turbine Equiv. Hours                  10,060            11,528             13,333             15,546             18,166

Limited ST Overhaul (LO)  [8]                                $53,000                                                  $58,000
Major ST Overhaul (MO)  [9]
                                       -----------------------------------------------------------------------------------------
Total Overhaul Costs                       $     0          $197,000          $       0         $1,774,000           $151,000

Additional Depreciation Expense            $     0          $ 19,700          $  19,700         $  197,100           $212,200
DEBT SERVICE RESERVE FUND                  2002               2003               2004               2005               2006
                                       -----------------------------------------------------------------------------------------
Beginning Balance                        6,596,467         6,544,349          6,490,302          6,417,399          5,317,247
     Additions                                   0                 0                  0                  0                  0
     Interest Earnings [10] 0.0%                 0                 0                  0                  0                  0
     Withdrawals                                 0                 0                  0                  0                  0
     Releases                              (52,118)          (54,047)           (72,903)        (1,100,152)        (1,001,970)
                                       -----------------------------------------------------------------------------------------
Ending Balance                           6,544,349         6,490,302          6,417,399          5,317,247          4,315,277

OVERHAUL RESERVE FUND

Beginning Balance                        1,454,632           731,632              7,632            935,632            841,632
     Additions                             886,000         1,001,000          1,100,000          1,221,000          1,201,000
     Additional Overhaul Allowance               0           850,000                  0                  0            100,000
     Interest Earnings      4.50%           51,000            49,000             17,000             21,000             40,000
     Interest  Withdrawal                  (51,000)          (49,000)           (17,000)           (21,000)           (40,000)
     Turbine Overhauls                  (1,609,000)       (2,575,000)          (172,000)        (1,315,000)        (2,118,000)
     Other Withdrawals                           0                 0                  0                  0                  0
     Releases                                    0                 0                  0                  0                  0
                                       -----------------------------------------------------------------------------------------
Ending Balance                             731,632             7,632            935,632            841,632             24,632

Dispatch Hours  [1]                          2,769             3,038              3,239              3,491              3,334
Reserve Addition                              $320              $330               $339               $350               $360
Reserve Addition                           886,000         1,001,000          1,100,000          1,221,000          1,201,000

OVERHAUL REQUIREMENTS
Frame 6 Operating Hours                     16,769            19,807             23,046             26,537             29,871
Estimated Maintenance Factor                  2.82              2.82               2.82               2.82               2.82
Frame 6 Factored Hours                      47,289            55,856             64,990             74,834             84,236

Combustion Inspection (CI)  [2]                              $69,000            $71,000                               $75,000
Hot Gas Path Inspection (HGP)  [3]                                                               1,211,000
Major Overhaul (MO)  [4]                $1,513,000

Frame 7 Operating Hours                     15,431            18,469             21,708             25,199             28,533
Estimated Maintenance Factor                  2.82              2.82               2.82               2.82               2.82
Frame 7 Factored Hours                      43,515            52,083             61,217             71,061             80,463

Combustion Inspection (CI)  [5]            $96,000                             $101,000           $104,000
Hot Gas Path Inspection (HGP)  [6]                                                                                   2,043,000
Major Overhaul (MO)  [7]                                 $ 2,445,000

Steam Turbine Equiv. Hours                  20,935            23,973             27,212             30,703             34,037

Limited ST Overhaul (LO)  [8]                                $61,000
Major ST Overhaul (MO)  [9]
                                       -----------------------------------------------------------------------------------------
Total Overhaul Costs                    $1,609,000        $2,575,000           $172,000         $1,315,000         $2,118,000

Additional Depreciation Expense           $373,100          $630,600           $647,800           $779,300           $991,100
Debt Service Reserve Fund                  2007               2008               2009               2010               2011
                                       -----------------------------------------------------------------------------------------
Beginning Balance                        4,315,277         4,226,685          4,129,809          4,028,318          3,944,730
     Additions                                   0                 0                  0                  0                  0
     Interest Earnings [10]  0.0%                0                 0                  0                  0                  0
     Withdrawals                                 0                 0                  0                  0                  0
     Releases                              (88,592)          (96,876)          (101,491)           (83,588)          (100,706)
                                       -----------------------------------------------------------------------------------------
Ending Balance                           4,226,685         4,129,809          4,028,318          3,944,730          3,844,024

OVERHAUL RESERVE FUND

Beginning Balance                           24,632         1,017,632             70,632          1,018,632          1,299,632
     Additions                           1,182,000         1,164,000          1,147,000          1,131,000          1,129,000
     Additional Overhaul Allowance               0         2,600,000                  0           (850,000)                 0
     Interest Earnings     4.50%            19,000            23,000             24,000             25,000             52,000
     Interest  Withdrawal                  (19,000)          (23,000)           (24,000)           (25,000)           (52,000)
     Turbine Overhauls                    (189,000)       (4,711,000)          (199,000)                 0           (212,000)
     Other Withdrawals                           0                 0                  0                  0                  0
     Releases                                    0                 0                  0                  0                  0
                                       -----------------------------------------------------------------------------------------
Ending Balance                           1,017,632            70,632          1,018,632          1,299,632          2,216,632

Dispatch Hours  [1]                          3,187             3,047              2,914              2,790              2,703
Reserve Addition                              $371              $382               $394               $405               $418
Reserve Addition                         1,182,000         1,164,000          1,147,000          1,131,000          1,129,000

OVERHAUL REQUIREMENTS
Frame 6 Operating Hours                     33,058            36,105             39,019             41,809             44,512
Estimated Maintenance Factor                  2.82              2.82               2.82               2.82               2.82
Frame 6 Factored Hours                      93,224           101,816            110,034            117,901            125,524

Combustion Inspection (CI)  [2]             78,000                               82,000                                87,000
Hot Gas Path Inspection (HGP)  [3]
Major Overhaul (MO)  [4]                                  $1,806,000

Frame 7 Operating Hours                     31,720            34,767             37,681             40,471             43,174
Estimated Maintenance Factor                  2.82              2.82               2.82               2.82               2.82
Frame 7 Factored Hours                      89,450            98,043            106,260            114,128            121,751

Combustion Inspection (CI)  [5]           $111,000                             $117,000                              $125,000
Hot Gas Path Inspection (HGP)  [6]
Major Overhaul (MO)  [7]                                  $2,834,000

Steam Turbine Equiv. Hours                  37,224            40,271             43,185             45,975             48,678

Limited ST Overhaul (LO)  [8]                                 71,000
Major ST Overhaul (MO)  [9]
                                       -----------------------------------------------------------------------------------------
Total Overhaul Costs                      $189,000        $4,711,000           $199,000            $     0           $212,000

Additional Depreciation Expense         $1,010,000        $1,461,400         $1,481,300         $1,303,900         $1,310,000
DEBT SERVICE RESERVE FUND                  2012               2013               2014               2015
                                       -------------------------------------------------------------------
Beginning Balance                        3,844,024         3,727,964          3,594,360          3,348,247
     Additions                                   0                 0                  0                  0
     Interest Earnings [10]  0.0%                0                 0                  0                  0
     Withdrawals                                 0                 0                  0                  0
     Releases                             (116,060)         (133,604)          (246,113)        (1,808,050)
                                       -------------------------------------------------------------------
Ending Balance                           3,727,964         3,594,360          3,348,247          1,540,197

OVERHAUL RESERVE FUND

Beginning Balance                        2,216,632            13,632             13,632             48,632
     Additions                           1,125,000         1,121,000          1,116,000          1,112,000
     Additional Overhaul Allowance         600,000           100,000          2,500,000          1,100,000
     Interest Earnings     4.50%            79,000            50,000              1,000              1,000
     Interest  Withdrawal                  (79,000)          (50,000)            (1,000)            (1,000)
     Turbine Overhauls                  (3,928,000)       (1,221,000)        (3,581,000)        (2,222,000)
     Other Withdrawals                           0                 0                  0                  0
     Releases                                    0                 0                  0                  0
                                       -------------------------------------------------------------------
Ending Balance                              13,632            13,632             48,632             38,632

Dispatch Hours  [1]                          2,616             2,530              2,447              2,366
Reserve Addition          3.00%               $430              $443               $456               $470
Reserve Addition                         1,125,000         1,121,000          1,116,000          1,112,000

OVERHAUL REQUIREMENTS
Frame 6 Operating Hours                     47,128            49,658             52,105             54,471
Estimated Maintenance Factor                  2.82              2.82               2.82               2.82
Frame 6 Factored Hours                     132,901           140,036            146,936            153,608

Combustion Inspection (CI)  [2]                                                  95,000
Hot Gas Path Inspection (HGP)  [3]       1,489,000
Major Overhaul (MO)  [4]                                                                         2,222,000

Frame 7 Operating Hours                     45,790            48,320             50,767             53,133
Estimated Maintenance Factor                  2.82              2.82               2.82               2.82
Frame 7 Factored Hours                     129,128           136,262            143,163            149,835

Combustion Inspection (CI)  [5]
Hot Gas Path Inspection (HGP)  [6]      $2,439,000
Major Overhaul (MO)  [7]                                                     $3,486,000

Steam Turbine Equiv. Hours                  51,294             53,824            56,271             58,637

Limited ST Overhaul (LO)  [8]
Major ST Overhaul (MO)  [9]                                $1,221,000
                                       -------------------------------------------------------------------
Total Overhaul Costs                    $3,928,000         $1,221,000        $3,581,000         $2,222,000

Additional Depreciation Expense         $1,541,900         $1,406,500        $1,747,400         $1,838,100

[1]   Equivalent full load dispatch hours.

[2]   CI conducted each 8,000 factored hours. Estimated cost of $56,000 (1996$)

[3]   HGP conducted each 24,000 factored hours. Estimated cost of $928,000
      (1996$)

[4]   MO conducted each 48,000 factored hours. Estimated cost of $1,267,000
      (1996$)

[5]   CI conducted each 8,000 factored hours. Estimated cost of $80,000 (1996$)

[6]   HGP conducted each 24,000 factored hours. Estimated cost of $1,520,000
      (1996$)

[7]   MO conducted each 40,000 factored hours. Estimated cost of $1,988,000
      (1996$)

[8]   LO conducted each 16,000 equivalent hours. Estimated cost of $50,000
      (1996$)

[9]   MO conducted each 50,000 equivalent hours. Estimated cost of $739,000
      (1996$)

[10] Assumed that the future interest earnings are monetized in a lump sum interest payme

Burns & McDonnell
94-433-4-002                                                    PANDA

Panda Energy Corporation      Alternative:  Updated Corporate Offering Base Case
Panda-Rosemary Cogen Project Financing  File Name:    UPDATE1A.WK4
******************************************************************    10-Mar-97
NOVA NORTHWEST ANALYSIS

PROJECTIONS WITH EXISTING FUJI DEBT               1997              1998              1999              2000              2001
                                              -----------------------------------------------------------------------------------
Revenue Available for Debt Service             22,605,600        20,013,000        18,516,000        18,864,000        19,234,000

Fuji Debt Service: [1]
Fuji Interest & LC Payments                    (8,488,014)       (7,648,248)       (6,795,195)       (6,209,392)       (5,321,942)
Fuji (Bonds) Principal Payments                (7,900,000)       (8,025,000)       (7,600,000)       (8,050,000)       (8,525,000)
                                              -----------------------------------------------------------------------------------
     Total Fuji Debt Service                  (16,388,014)      (15,673,248)      (14,395,195)      (14,259,392)      (13,846,942)

Capital Expenditures & Reserve Accounts:
 Additions to Turbine Overhaul Reserve           (285,000)       (1,067,000)          (29,000)         (468,000)         (814,000)
 Additions to Debt Service Reserve [2]                  0                 0                 0                 0                 0
                                              -----------------------------------------------------------------------------------
     Total Disbursement for Reserves             (285,000)       (1,067,000)          (29,000)         (468,000)         (814,000)

Net Cash Flow from Project                      5,932,586         3,272,752         4,091,805         4,136,608         4,573,058

Ford Distribution                               5,339,327         2,945,477         3,682,625         3,722,947         4,115,752
     Allocation %                                     90%               90%               90%               90%               90%

Panda Distribution                                593,259           327,275           409,181           413,661           457,306
     Allocation %                                     10%               10%               10%               10%               10%

NNW Interest (4.33% of Panda Distribution)         25,688            14,171            17,718            17,912            19,801
PROJECTIONS WITH EXISTING FUJI DEBT               2002              2003              2004              2005              2006
                                              -----------------------------------------------------------------------------------
Revenue Available for Debt Service             19,369,000        19,642,000        19,852,000        20,253,000        14,482,000

Fuji Debt Service: [1]
Fuji Interest & LC Payments                    (4,382,127)       (3,409,240)       (2,331,623)       (1,091,398)                0
Fuji (Bonds) Principal Payments                (8,825,000)       (9,775,000)      (11,250,000)       (9,900,000)                0
                                              -----------------------------------------------------------------------------------
     Total Fuji Debt Service                  (13,207,127)      (13,184,240)      (13,581,623)      (10,991,398)                0

Capital Expenditures & Reserve Accounts:
 Additions to Turbine Overhaul Reserve           (886,000)       (1,851,000)       (1,100,000)       (1,221,000)       (1,301,000)
 Additions to Debt Service Reserve [2]                  0                 0                 0         4,000,000                 0
                                              -----------------------------------------------------------------------------------
     Total Disbursement for Reserves             (886,000)       (1,851,000)       (1,100,000)        2,779,000        (1,301,000)

Net Cash Flow from Project                      5,275,873         4,606,760         5,170,377        12,040,602        13,181,000

Ford Distribution                               4,748,286         4,146,084         4,653,339        10,836,542        11,862,900
     Allocation %                                     90%               90%               90%               90%               90%

Panda Distribution                                527,587           460,676           517,038         1,204,060         1,318,100
     Allocation %                                     10%               10%               10%               10%               10%

NNW Interest (4.33% of Panda Distribution)         22,845            19,947            22,388            52,136            57,074
PROJECTIONS WITH EXISTING FUJI DEBT               2007              2008              2009              2010              2011
                                              -----------------------------------------------------------------------------------
Revenue Available for Debt Service             14,161,000        13,782,000        13,455,000        13,043,000        12,812,000

Fuji Debt Service: [1]
Fuji Interest & LC Payments                             0                 0                 0                 0                 0
Fuji (Bonds) Principal Payments                         0                 0                 0                 0                 0
                                              -----------------------------------------------------------------------------------
     Total Fuji Debt Service                            0                 0                 0                 0                 0

Capital Expenditures & Reserve Accounts:
 Additions to Turbine Overhaul Reserve         (1,182,000)       (3,764,000)       (1,147,000)         (281,000)       (1,129,000)
 Additions to Debt Service Reserve [2]                  0                 0                 0                 0                 0
                                              -----------------------------------------------------------------------------------
     Total Disbursement for Reserves           (1,182,000)       (3,764,000)       (1,147,000)         (281,000)       (1,129,000)

Net Cash Flow from Project                     12,979,000        10,018,000        12,308,000        12,762,000        11,683,000

Ford Distribution                              11,681,100         9,016,200         7,384,800         7,657,200         7,009,800
     Allocation %                                     90%               90%               60%               60%               60%

Panda Distribution                              1,297,900         1,001,800         4,923,200         5,104,800         4,673,200
     Allocation %                                     10%               10%               40%               40%               40%

NNW Interest (4.33% of Panda Distribution)         56,199            43,378           213,175           221,038           202,350
PROJECTIONS WITH EXISTING FUJI DEBT               2012              2013              2014              2015
                                              -----------------------------------------------------------------
Revenue Available for Debt Service             12,546,000        12,130,000        11,767,000        11,346,000

Fuji Debt Service: [1]
Fuji Interest & LC Payments                             0                 0                 0                 0
Fuji (Bonds) Principal Payments                         0                 0                 0                 0
                                              -----------------------------------------------------------------
     Total Fuji Debt Service                            0                 0                 0                 0

Capital Expenditures & Reserve Accounts:
 Additions to Turbine Overhaul Reserve         (1,725,000)       (1,221,000)       (3,616,000)       (2,212,000)
 Additions to Debt Service Reserve [2]                  0                 0                 0                 0
                                              -----------------------------------------------------------------
     Total Disbursement for Reserves           (1,725,000)       (1,221,000)       (3,616,000)       (2,212,000)

Net Cash Flow from Project                     10,821,000        10,909,000         8,151,000         9,134,000

Ford Distribution                               6,492,600         6,545,400         4,890,600         5,480,400
     Allocation %                                     60%               60%               60%               60%               10%

Panda Distribution                              4,328,400         4,363,600         3,260,400         3,653,600
     Allocation %                                     40%               40%               40%               40%               10%

NNW Interest (4.33% of Panda Distribution)        187,420           188,944           141,175           158,201

[1]  Reflects outstanding Fuji debt which has been fully defeased.

[2]  Reflects release of debt service reserve for Fuji debt.




                 [Burns & McDonnell Letterhead]


                      Officer's Certificate


      I,  Michael W. McComas, Vice President of Burns & McDonnell
Engineering Company, Inc., DO HEREBY CERTIFY that:

     Since April 11, 1997, no event affecting our report entitled "Panda-Rosemary Cogeneration Project Condition Assessment Report for Potential Investors at the Request of Panda Energy Corporation," dated April 11 (the "Independent Engineer's Report") or the matters referred to therein has occurred (i) which makes untrue or incorrect in any material respect, as the date hereof, any information or statement contained in the Independent Engineer's Report or in the Prospectus relating to the offering of 12-1/2% Registered Senior Secured Notes due 2004 by Panda Global Energy Company (the "Prospectus") under the captions "Summary -- Independent Engineers' and Consultants' Reports -- Consolidating Financial Analyst's Pro Forma Report," "Description of the Projects -- The Rosemary Facility -- Independent Engineers' and Consultants' Reports -- Rosemary Engineering Report," "Description of the Projects -- The Rosemary Facility -- Independent Engineers' and Consultants' Reports -- Rosemary Fuel Consultant's Report," "Independent Engineers and Consultants -- Consolidated Pro Forma," and "Independent Engineers and Consultants -- Rosemary Facility" in the Prospectus or (ii) which is not reflected in the Prospectus but should be reflected therein in order to make the statements and information contained in the Independent Engineer's Report or in the Prospectus under the captions set forth above in the light of the circumstances under which they were made, not misleading.

     WITNESS my hand this 6th day of June 1997.



                              By:       /s/ Michael W. McComas
                              Name:     Michael W. McComas
                              Title:    Vice President